UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Dell Technologies Inc.

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Dear fellow stockholders:

On behalf of the Board of Directors, it is my pleasure to invite you to Dell Technologies Inc.’s 2022 Annual Meeting of Stockholders. The meeting will be held virtually on Monday, June 27, 2022, at 9:30 a.m., Central Time. The meeting can be accessed by visiting www.virtualshareholdermeeting.com/DELL2022, where you will be able to listen to the meeting live, submit questions and vote online.

“ Along with our customers and partners, we have helped accelerate digital transformation faster than anyone could have predicted, and in the process, we brought our company to a new powerful and relevant position with our customers and the world at large.”

MICHAEL S. DELL, CHAIRMAN AND CEO

You will find information regarding the matters to be voted on in the accompanying Notice of Annual Meeting of Stockholders and proxy statement. We are sending many of our stockholders a notice via the internet regarding the availability of the proxy statement, our annual report on Form 10-K for the fiscal year ended January 28, 2022 and other relevant materials. A paper copy of these materials may be requested using one of the methods described in the accompanying proxy statement or the Notice of Internet Availability of Proxy Materials.

You may visit http://investors.delltechnologies.com to access various web-based reports, executive messages and timely information about Dell Technologies’ global business.

Whether or not you plan to attend the annual meeting, please submit your proxy or voting instructions using one of the voting methods described in the accompanying proxy statement. Submitting your proxy or voting instructions by any of these methods will not affect your right to attend the virtual meeting and vote your shares at the virtual meeting if you wish to do so.

If you have questions about the annual meeting, require assistance in submitting your proxy or voting your shares or need additional copies of the accompanying proxy statement or the proxy card, please contact Investor Relations at (512) 728-7800 or investor_relations@dell.com.

If your bank, brokerage firm or other nominee holds your shares, you also should contact your nominee for additional information.

Sincerely, Michael S. Dell Chairman of the Board and Chief Executive Officer May 17, 2022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Dell Technologies Inc.:

NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Stockholders of Dell Technologies Inc., or Dell Technologies, will be held virtually on Monday, June 27, 2022, at 9:30 a.m., Central Time. The annual meeting can be accessed by visiting www.virtualshareholdermeeting.com/DELL2022, where you will be able to listen to the meeting live, submit questions and vote online. The annual meeting is being held for the following purposes:

1.	To elect to the Board of Directors the seven nominees for Group I director and the nominee for Group IV director as specified in the accompanying proxy statement

2.	To ratify the appointment of PricewaterhouseCoopers LLP as Dell Technologies’ independent registered public accounting firm for the fiscal year ending February 3, 2023

3.	To approve, on a non-binding, advisory basis, the compensation of Dell Technologies’ named executive officers as disclosed in the accompanying proxy statement

4.	To adopt the Sixth Amended and Restated Certificate of Incorporation of Dell Technologies Inc. in the form attached as Annex B to the accompanying proxy statement

In addition, stockholders will consider and take action upon any other business that may properly come before the annual meeting or any adjournment or postponement thereof.

The holders of record of Dell Technologies’ outstanding common stock as of the close of business on April 28, 2022, which is the record date fixed by the Board of Directors, are entitled to notice of and to vote at the annual meeting or at any adjournment or postponement thereof.

We encourage you to access the annual meeting before the start time of 9:30 a.m., Central Time, on June 27, 2022. Please allow ample time for online check-in, which will begin at 9:15 a.m., Central Time, on June 27, 2022.

A complete list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder for at least ten days before the meeting during ordinary business hours at our headquarters located at One Dell Way, Round Rock, Texas 78682. In addition, the list will be available to any stockholder during the annual meeting on the meeting website set forth above using the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.

Whether or not you plan to attend the annual meeting, your Board of Directors urges you to read the proxy statement and submit proxy or voting instructions for your shares via the internet or by telephone, or complete, date, sign and return your proxy card or voting instruction form in the pre-addressed, postage-paid envelope provided. We encourage you to submit your proxy or voting instructions via the internet, which is convenient, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs.

This Notice of Annual Meeting of Stockholders and the proxy statement are accompanied by Dell Technologies’ annual report on Form 10-K for the fiscal year ended January 28, 2022, which is our annual report to stockholders for our 2022 fiscal year.

If you have questions about the annual meeting, require assistance in submitting your proxy or voting your shares or need additional copies of the accompanying proxy statement or the proxy card, please contact Investor Relations at (512) 728-7800 or investor_relations@dell.com.

If a bank, brokerage firm or other nominee holds your shares, you also should contact your nominee for additional information.

By Order of the Board of Directors

Richard J. Rothberg

Secretary

May 17, 2022

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend Dell Technologies’ annual meeting, please submit your proxy or voting instructions as soon as possible. Under New York Stock Exchange rules, if you hold your shares in street name, your bank, brokerage firm or other nominee holding shares on your behalf will NOT be able to vote your shares on Proposal 1 (election of directors), Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in the accompanying proxy statement) or Proposal 4 (adoption of the Sixth Amended and Restated Certificate) unless it receives specific instructions from you. We strongly encourage you to submit your voting instructions.

We encourage you to submit your proxy or voting instructions via the internet, which is convenient and helps reduce the environmental impact of our annual meeting. For instructions on how to submit your proxy or voting instructions and how to vote your shares, please refer to the section entitled “Questions and Answers About the Annual Meeting” beginning on page 63 of the accompanying proxy statement.

Summary Information

This summary highlights information contained elsewhere in this proxy statement. For more complete information, we encourage you to review the entire proxy statement and Dell Technologies’ annual report on Form 10-K for the fiscal year ended January 28, 2022.

The Notice of Internet Availability of Proxy Materials is first being distributed to stockholders on or about May 17, 2022. On or about May 20, 2022, we will begin mailing a full set of proxy materials to some of our stockholders. All references to “Dell Technologies,” “we,” “us,” “our” and “Company” in this proxy statement refer to Dell Technologies Inc.

Annual Meeting of Stockholders

Date:	Monday, June 27, 2022
Time:	9:30 a.m., Central Time
Record Date:	April 28, 2022

Webcast:	The meeting can be accessed by visiting www.virtualshareholdermeeting.com/DELL2022, where you will be able to listen to the meeting live, submit questions and vote online.
Voting Methods:

Submit your proxy or voting instructions by internet	Submit your proxy by mobile device	Submit your proxy or voting instructions by telephone	Submit your proxy or voting instructions by mail	Submit your vote online during the meeting

Go to www.proxyvote.com and enter the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.	Scan this QR code to vote with your mobile device. You will need the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.

Call the number on

your proxy card or voting instruction form. You will need the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.

Complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed, postage-paid envelope.

See instructions in the section captioned “Webcast” above regarding attendance at the virtual annual meeting to vote online. You will need the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.

We encourage you to submit your proxy or voting instructions via the internet, which is convenient, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs.

Dell Technologies    /    2022 Proxy Statement    /    1

Summary Information – continued

Meeting Proposals and Voting Recommendations

Meeting Proposals	Board Recommendation	Page
Election of the seven nominees for Group I director and the nominee for Group IV director as specified in this proxy statement	FOR ALL NOMINEES	7
Ratification of appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending February 3, 2023	FOR	22
Non-binding, advisory vote to approve named executive officer compensation as disclosed in this proxy statement, or Say-on-Pay	FOR	24
Vote to adopt the Sixth Amended and Restated Certificate of Incorporation of Dell Technologies Inc.	FOR	25

Except as indicated below with respect to Proposal 1, our outstanding series of Class A common stock, Class B common stock and Class C common stock will vote together as a single class on the meeting proposals and on any other business that properly comes before the stockholders for a vote at the meeting.

Dell Technologies    /    2022 Proxy Statement    /    2

Summary Information – continued

Election of Director Nominees (Proposal 1)

Of the eight director nominees, seven nominees will be elected as Group I directors by the holders of the shares of all outstanding series of our common stock, voting together as a single class. The remaining director nominee will be elected as the Group IV director by the holders of our outstanding Class C common stock, voting separately as a series.

As discussed below under “Proposal 1—Election of Directors,” the Board of Directors, or Board, is asking holders of our Class A common stock, Class B common stock and Class C common stock to vote “FOR” the election of each of the seven Group I director nominees listed below and holders of our Class C common stock to vote “FOR” the election of the Group IV director nominee listed below. Each nominee will be elected for a term commencing on the date of the nominee’s election and ending on the date on which the nominee’s successor is elected and qualified.

Set forth below is summary information about each director nominee.

Nominee and Principle Occupation	Director Group	Age	Director Since	Independent	Current Committee Membership
Michael S. Dell Chairman and Chief Executive Officer of Dell Technologies Inc.	I	57	2013		• Nominating and Governance (Chair)
David W. Dorman Founding Partner of Centerview Capital Technology	I	68	2016	✓	• Nominating and Governance
Egon Durban Co-CEO of Silver Lake	I	48	2013		• Nominating and Governance
David Grain Founder and Chief Executive Officer of Grain Management LLC	I	59	2021	✓
William D. Green Former Chairman of Accenture plc	I	68	2016	✓	• Audit (Chair)
Ellen J. Kullman President and Chief Executive Officer of Carbon, Inc.	IV	66	2016	✓	• Audit
Simon Patterson Managing Director of Silver Lake	I	49	2013
Lynn Vojvodich Radakovich Former Executive Vice President and Chief Marketing Officer of Salesforce.com, Inc.	I	54	2019	✓	• Audit

Ratification of Appointment of Independent Registered Public Accounting Firm (Proposal 2)

The Board of Directors is asking you to vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP, or PwC, as our independent registered public accounting firm for our fiscal year ending February 3, 2023, or Fiscal 2023. All PwC fees incurred in connection with professional services rendered to Dell Technologies during our fiscal year ended January 28, 2022, or Fiscal 2022, and our fiscal year ended January 29, 2021, or Fiscal 2021, are summarized under “Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm.”

Dell Technologies    /    2022 Proxy Statement    /    3

Summary Information – continued

Say-on-Pay Vote (Proposal 3)

The Board of Directors is asking you to vote, on a non-binding, advisory basis, “FOR” the approval of the compensation of our named executive officers as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosures beginning on page 30. The Nominating and Governance Committee and the Board of Directors value the views of the Company’s stockholders and will take the outcome of the advisory vote into account when considering future executive compensation matters.

Adoption of Sixth Amended and Restated Certificate of Incorporation of Dell Technologies Inc. (Proposal 4)

The Board of Directors is asking you to vote “FOR” the adoption of the Sixth Amended and Restated Certification of Incorporation of Dell Technologies Inc. as described under Proposal 4. The Sixth Amended and Restated Certificate of Incorporation of Dell Technologies Inc., which we refer to as the Sixth Amended and Restated Certificate, would (1) amend the existing certificate of incorporation to (a) add a federal forum selection provision and (b) eliminate provisions that ceased to be effective or applicable as of the closing of Dell Technologies’ Class V transaction on December 28, 2018 and make other technical and administrative changes related to and consistent with such amendments, and (2) restate the existing certificate of incorporation to reflect the foregoing amendments. Approval of this proposal will require the affirmative vote of holders of shares representing a majority of the voting power of the outstanding shares of all outstanding series of common stock, voting together as a single class, a majority of the outstanding shares of Class A common stock, voting separately as a series, and a majority of the outstanding shares of Class B common stock, voting separately as a series.

Stockholder Proposals for 2023 Annual Meeting of Stockholders

•	Deadline for stockholder proposals to be included in our 2023 proxy statement: January 20, 2023

•	Deadline for proposed business and nominations for director that will not be included in our 2023 proxy statement: February 27, 2023 – March 29, 2023

•

Deadline for notice under the universal proxy rules of the Securities and Exchange Commission, or SEC, for solicitation of proxies in connection with our 2023 annual meeting in support of director nominees other than the Company’s nominees: April 28, 2023

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders To Be Held on Monday, June 27, 2022:

The accompanying notice of Annual Meeting of Stockholders, proxy statement,

form of proxy card and Dell Technologies Annual Report on Form 10-K for the fiscal year ended January 28, 2022 are available electronically on our website at http://investors.delltechnologies.com under the

News & Events – Upcoming Events section and at www.proxyvote.com.

Dell Technologies    /    2022 Proxy Statement    /    4

Environmental, Social and Governance

At Dell Technologies, we exist to create technologies that drive human progress, putting our technology, scale and expertise to work where it can do the most good for both people and the planet. We recognize that all of our stakeholders — shareholders, customers, suppliers, employees, and communities — as well as the environment and society, are essential to our business.

We take our opportunity and responsibility to create positive impact seriously, making effective governance and transparency an essential part of our Environmental, Social and Governance, or ESG, strategy. Our Board of Directors oversees the establishment and maintenance of our governance, compliance and risk oversight processes and procedures to promote the conduct of our business with the highest standards of responsibility, ethics and integrity. Our governance framework includes regular updates to the Board of Directors, incorporates ESG goals and metrics into the Company’s overall strategy and involves management committees, including an ESG Steering Committee, tasked with overseeing our ESG strategy and progress. To ensure an integrated perspective and approach to ESG, these management committees are composed of members from various teams across the Company, including representatives from the following functions: sustainability, diversity and inclusion, human resources, giving and social innovation, ethics and privacy, supply chain, corporate affairs, government affairs, audit, legal, risk management, investor relations, accounting, and security. Together, these governance bodies develop, manage and measure our ESG strategy and performance.

As part of Dell Technologies’ overall governance framework, we have established a robust stockholder engagement program which has been enhanced over the past several years. In Fiscal 2022, the Company’s engagement team contacted holders representing more than 43% of our Class C common stock and engaged with holders representing almost 36% of the Class C common stock in addition to several non-holders regarding both the 2020 and 2021 annual meetings. We discussed with our stockholders such matters as recent performance, long-term strategy, corporate governance, Board composition, executive compensation, the COVID-19 response, human capital management, sustainability, and diversity and inclusion.

We are committed to transparency in our effort to drive human progress, and we regularly evaluate the quality and effectiveness of our ESG reporting based on feedback from our stockholders and other stakeholders and conduct a review of other external reporting frameworks. We publish detailed, three-year performance trends on key metrics in various reports, including our annual Progress Made Real, Diversity and Inclusion, and Supply Chain Sustainability reports, available on the Social Impact page of our website. Beginning in Fiscal 2023, these three reports will be consolidated into a single annual ESG Report. This reporting promotes accountability and allows our stakeholders to follow our progress in achieving our goals. We complement this information with online indexes to the Global Reporting Initiative’s (GRI) standards, the World Economic Forum’s (WEF) Stakeholder Capitalism Metrics, and the Sustainability Accounting Standards Board (SASB) standards.

In November 2019, Dell Technologies announced its social impact goals and plan for 2030 called Progress Made Real, or the 2030 Plan. Our goals under the 2030 Plan represent an extension of our purpose as a company — to create technologies that drive human progress. These goals guide social impact strategies as we approach the year 2030. The 2030 Plan has four critical areas of focus:

•

Advancing Sustainability – We believe we have a responsibility to protect and enrich our planet together with our customers, suppliers and communities. With the power of our global supply chain, we have the scale and responsibility to pursue the highest standards of sustainability and ethical practices. We work closely with our customers, suppliers and communities to protect and enrich our planet with a focus on climate strategy and circular economy, and we embed sustainability and ethical practices in all we do. We hold ourselves and our partners accountable for our actions while driving improvements wherever possible. We have a responsibility to manage the greenhouse gas emissions associated with our direct and indirect footprint, and technology plays an important role in this undertaking by enabling innovation to improve the repairability and circularity of our products.

Reducing resource use and addressing growing concerns connected to e-waste are important to our stakeholders and to the future of our business. In Fiscal 2022, Dell Technologies unveiled Concept Luna, a prototype to inspire future sustainable laptop design, exploring ideas to make components readily accessible, replaceable and reusable. Created to test what could be possible, if all the design ideas in Concept Luna were realized, we believe it may be possible to achieve up to an estimated 50% reduction in overall product carbon footprint when compared to a comparable Dell laptop in our current portfolio.

•

Cultivating Inclusion – At Dell Technologies, we are a diverse team with unique perspectives and are united in our purpose, vision, strategy, and culture. We view diversity and inclusion as a business imperative that will enable us to build and empower our future workforce. Diversity of leadership increases innovation and ensures that company decisions reflect a wide variety of perspectives. We believe that closing the diversity gap is critical to meeting future talent needs and ensuring that new perspectives reflect our global customer base. We are committed to equal employment opportunity for all and upholding ethics and integrity in all we do and will continue to champion for inclusive policies that support full-spectrum diversity. Our goal is to ensure that employees of different backgrounds feel valued, engaged, and inspired to do their best work.

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Summary Information	Environmental, Social and Governance	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Equity Compensation Plan Information	Compensation Committee Report	Compensation Discussion and Analysis

Dell Technologies has been a leader in flexible work for more than a decade. We prioritize outcomes and connections where team members can drive results and access opportunities. The events of Fiscal 2022 reinforced our belief that remote work helps level the playing field, and the majority of our roles have flexibility with where and when the work can be done. Culture, belonging, and career growth are vital as we envision work in a hybrid environment. We continue to believe work is an outcome, not a time or place. Technology enables collaboration, connection and productivity, while culture and guidance help our people and company thrive.

•

Transforming Lives – We believe our scale, support, and the innovative application of our portfolio can play an important role in advancing fundamental human rights and addressing complex societal challenges, including improving health and education for the underserved. We believe there are limitless possibilities when we apply our people, scale, technology and partnerships to solve complex societal challenges. Solar Learning Labs are a force for digital inclusion and have helped over 18,000 students by introducing them to science, technology, engineering, and mathematics (STEM) and the economic opportunities technology can offer. This year Dell transitioned our learning labs to Solar Community Hubs, offering community support beyond education. Depending on community needs, we will work with local partners to offer access to water and electricity, healthcare services and/or biodiversity preservation, as is the case with the Solar Community Hub in the Amazon rainforest, which opened in July 2021.

•

Upholding Ethics and Privacy – Ethics and privacy play a critical role in building and maintaining trust with our customers and establishing a strong foundation for positive social impact. We are committed to ensuring that our team members and partners align to our ethical culture. We will continue to invest in our advanced privacy governance and risk-management technology and continue seeking to select, evaluate and do business with third parties who share our level of dedication to ethics and privacy.

In Fiscal 2021, we launched a new Privacy Dashboard, a self-service center within Dell My Account, so customers can easily access and delete personal data and manage marketing preferences. In Fiscal 2022, we introduced the Dell Technologies Privacy Center, where customers can learn more about our approach to privacy and see our simplified privacy statement. For team members, we expanded privacy resources through the launch of our internal customer Privacy Center of Excellence, which serves as a central location to help our team members embed strong privacy practices in their daily work.

For more information about our commitment to making a positive social impact, our reporting on key indicators from across our business and our 2030 Plan and our progress, please consult our annual report on Form 10-K for Fiscal 2022 as well as the various reports on the Social Impact page of our website.

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Proposal 1 – Election of Directors

Our stockholders are being asked to vote for the election of Michael S. Dell, David W. Dorman, Egon Durban, David Grain, William D. Green, Simon Patterson and Lynn Vojvodich Radakovich to the Board of Directors as Group I directors, and for the election of Ellen J. Kullman to the Board of Directors as the Group IV director. Each director nominee is currently serving as a member of our Board of Directors.

Each of the seven Group I director nominees other than Mr. Grain was elected to the Board of Directors at the 2021 annual meeting of stockholders and is currently serving as a Group I director. The Group IV director nominee was also elected to the Board of Directors at the 2021 annual meeting of stockholders and is currently serving as a Group IV director.

Mr. Grain, who was appointed to the Board of Directors as a Group I director effective on September  30, 2021, was identified as a director candidate by a search firm.

Class C Vote for Group IV Director

Holders of the Class C common stock, voting separately as a series, will elect the Group IV director. We added this voting provision to our certificate of incorporation in connection with the transaction, which we refer to as the Class V transaction, that we completed on December 28, 2018. In the Class V transaction, we paid $14 billion of cash and issued 149,387,617 shares of our Class C common stock, which was newly listed on the New York Stock Exchange, or NYSE, in exchange for all outstanding shares of our Class V common stock. In connection with that transaction, we agreed to implement certain enhancements to our corporate governance that include the right of our Class C stockholders to vote for a director independently from the holders of our other outstanding series of common stock.

On the recommendation of the Nominating and Governance Committee, the Board of Directors has unanimously nominated Ellen J. Kullman for election as the Group IV director because of the perspective she brings to corporate governance from her extensive experience as a senior executive, including as a chief executive officer, and her board and committee service as an independent director of Dell Technologies and other major public companies.

Director Groups

The Board of Directors is currently composed of eight members, seven of whom are Group I directors and one of whom is a Group IV director under the terms of our organizational documents.

Under our certificate of incorporation, the number of Group I directors may be no fewer than three or more than 20 directors and will be determined in accordance with our bylaws. The bylaws provide that the number of directors will be fixed by resolution of the Board and may be no fewer than three directors or more than 21 directors, provided that the number of Group I directors may be no fewer than three directors or more than 20 directors and there shall be one director acting as a Group IV director.

Elections of the members of the Board of Directors are held annually at the annual meeting of stockholders. Each director is elected for a term commencing on the date of such director’s election and ending on the date on which the director’s successor is elected and qualified.

Under the certificate of incorporation, each Group I director is elected annually by the holders of all series of our outstanding common stock, voting together as a single class. The Group IV director is elected annually by the holders of Class  C common stock, voting separately as a series.

Director Nominees

The Board of Directors has nominated seven members currently serving as Group I directors for election as Group I directors at the annual meeting, and one member currently serving as a Group IV director for election as the Group IV director at the annual meeting. Each nominee has consented to be named as a nominee in this proxy statement and to serve as a director if elected. If any nominee is unavailable for election or unable to serve upon election, the Company’s proxy holders will vote the shares of common stock for which they have received validly executed proxies for any substitute nominee designated by the Board of Directors, unless the Board chooses to reduce the number of authorized directors in accordance with, and subject to the terms of, our bylaws and certificate of incorporation, or to leave unfilled the resulting vacancy on the Board.

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Summary Information	Environmental, Social and Governance	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Equity Compensation Plan Information	Compensation Committee Report	Compensation Discussion and Analysis

Biographical and qualification information about each of the nominees is included under “ – Director Qualifications and Information.” The Board’s recommendation of its director nominees is based on the terms of the Dell Technologies certificate of incorporation and the Sponsor Stockholders Agreements described below and on the Board’s carefully considered judgment that the qualifications and experience of the nominees, particularly in areas relevant to Dell Technologies’ strategy and operations, make them suitable candidates to serve on the Board.

The Board of Directors unanimously recommends a vote “FOR” each of the Board’s nominees for director.

Director Qualifications and Information

Director Qualifications – The Board of Directors believes that individuals who serve on the Board should have demonstrated notable or significant achievements in business, education or public service; should possess the requisite intelligence, education, experience and judgment to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and should have the highest standards of ethics and integrity, a strong sense of professionalism and intense dedication to serving the interests of Dell Technologies’ stockholders. A primary responsibility of the Nominating and Governance Committee is to assess the skills and experiences of director candidates and to propose for nomination those individuals that the committee believes will exercise effective oversight of Dell Technologies’ strategic initiatives. The following are qualifications, experience and skills for Board members that are important to Dell Technologies’ current and future business:

•

Leadership Experience – Dell Technologies seeks directors who demonstrate extraordinary leadership qualities. Strong leaders bring vision, strategic agility, diverse and global perspectives and broad business insight to the Company. They demonstrate practical management experience, skills for managing change, and deep knowledge of industries, geographies and risk management strategies relevant to the Company. They have experience in identifying and developing Dell Technologies’ current and future leaders. The relevant leadership experience Dell Technologies seeks includes a past or current leadership role in a major public company or recognized privately held entity; a past or current leadership role at a prominent educational institution or senior faculty position in an area of study important or relevant to the Company; a past elected or appointed senior government position; or a past or current senior managerial or advisory position with a highly visible non-profit organization.

•

Finance Experience – Dell Technologies believes that all directors should possess an understanding of finance and related corporate reporting processes. Dell Technologies also seeks to ensure the Board includes directors who qualify as an “audit committee financial expert,” as defined in the SEC’s rules, for potential service on the Audit Committee. Two of the members of our Audit Committee have been designated by the Board of Directors as an “audit committee financial expert.”

•

Industry Experience – Dell Technologies seeks directors who have relevant industry experience. Dell Technologies values experience in areas in which Dell Technologies places strategic importance, including new or expanding businesses, customer segments or geographies, organic and inorganic growth strategies, and existing and new technologies; deep understanding or a special perspective concerning Dell Technologies’ business environments; and experience with, exposure to, or reputation among a broad subset of Dell Technologies’ customer base.

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Summary Information	Environmental, Social and Governance	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Equity Compensation Plan Information	Compensation Committee Report	Compensation Discussion and Analysis

•	International Experience – Dell Technologies seeks directors who have experience attained through key leadership or management roles in a global business or responsibility for non-U.S. operations.

•

Diversity of Background – Dell Technologies believes that our Board should reflect a diversity of perspectives and backgrounds. While the Board of Directors has not established any formal diversity policy to be used to identify director nominees, when assessing a candidate’s background and experience, the Board of Directors takes into consideration a broad range of factors, including a candidate’s gender, age, race and ethnicity.

Director Matrix – The Board of Directors evaluates, selects and nominates qualified candidates for election or appointment to the Board. The matrix below shows how the director nominees contribute the various skills, experiences and perspectives the Board of Directors considers important.

Chief Executive Officer Experience
62.5%

Public Company Board Experience
100%

Financial Literacy
100%

Technology Industry Experience
100%

Global Mindset, Emerging Markets, Operational Experience
100%

Diverse
37.5%

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Summary Information	Environmental, Social and Governance	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Equity Compensation Plan Information	Compensation Committee Report	Compensation Discussion and Analysis

Set forth below is biographical information, as of May 1, 2022, about the persons whom the Board of Directors has nominated for election at the annual meeting and the qualifications, experience and skills the Board considered in determining that each person should serve as a director:

MICHAEL S. DELL

Experience:

Mr. Dell serves as Chairman of the Board and Chief Executive Officer of Dell Technologies. Mr. Dell served as Chief Executive Officer of Dell Inc., a wholly-owned subsidiary of Dell Technologies, from 1984 until July 2004 and resumed that role in January 2007. In 1998, Mr. Dell formed MSD Capital, L.P. for the purpose of managing his and his family’s investments, and, in 1999, he and his wife established the Michael & Susan Dell Foundation to provide philanthropic support to a variety of global causes. He is an honorary member of the Foundation Board of the World Economic Forum and is an executive committee member of the International Business Council. Mr. Dell serves as a member of the Technology CEO Council and is a member of the Business Roundtable. He also serves on the advisory board of Tsinghua University’s School of Economics and Management in Beijing, China, on the governing board of the Indian School of Business in Hyderabad, India, and as a board member of Catalyst, a non-profit organization that promotes inclusive workplaces for women. In June 2014, Mr. Dell was named the United Nations Foundation’s first Global Advocate for Entrepreneurship. Mr. Dell is also Chairman of the Board of Directors of VMware, Inc., a cloud infrastructure and digital workspace technology company that was formerly a public majority-owned subsidiary of Dell Technologies, and Non-Executive Chairman of SecureWorks Corp., a global provider of intelligence-driven information security solutions. SecureWorks Corp. is a public majority-owned subsidiary of Dell Technologies. Mr. Dell was a board member of Pivotal Software, Inc., formerly a public majority-owned subsidiary of Dell Technologies that provides a leading cloud native platform, from September 2016 until it merged with VMware, Inc. in December 2019.

Qualifications:

The Board selected Mr. Dell to serve as a director because of his leadership experience as founder of Dell Inc. and Chairman and Chief Executive Officer of Dell Technologies and his technology industry experience.

Group I Director Age: 57 Director since: October 2013 Board committees: • Nominating and Governance (Chair)

DAVID W. DORMAN

Experience:

Mr. Dorman has been a Founding Partner of Centerview Capital Technology, or Centerview, a private investment firm, since July 2013. Before his association with Centerview, Mr. Dorman served as a Senior Advisor and Managing Director to Warburg Pincus LLC, a global private equity firm, from October 2006 through April 2008, and in a number of positions with AT&T Corp., or AT&T, a global telecommunications company, from 2000 to 2006. Mr. Dorman joined AT&T as President in December 2000 and was named Chairman and Chief Executive Officer in November 2002, a position he held until November 2005, and served as President and a director of AT&T from November 2005 to January 2006. Before his appointment as President of AT&T, Mr. Dorman served as Chief Executive Officer of Concert Communications Services, a global venture created by AT&T and British Telecommunications plc, from 1999 to 2000, as Chief Executive Officer of PointCast Inc., a web-based media company, from 1997 to 1999 and as Chief Executive Officer and Chairman of Pacific Bell Telephone Company from 1994 to 1997. Mr. Dorman has served as Non-Executive Chairman of the Board of CVS Health Corporation, a pharmacy healthcare provider, since May 2011, as a director of CVS Health Corporation since March 2006, and as Chairman of the Board of Infoworks.io, an enterprise software company, since July 2018. He also serves as a director of PayPal Holdings, Inc., a digital payments system operator. Mr. Dorman was a member of the board of directors of Yum! Brands, Inc., a fast-food restaurant company, from January 2005 to May 2017. Mr. Dorman was a member of the board of directors of Expanse, Inc. (formerly Qadium) from May 2016 to December 2020 following its merger with Palo Alto Networks. He serves on the Georgia Tech Foundation Board of Trustees and is a member of the Georgia Tech Advisory Board.

Qualifications:

The Board selected Mr. Dorman to serve as a director because of his expertise in management, finance and strategic planning and because of his public company board and committee experience.

Group I Director Age: 68 Director since: September 2016 Board committees: • Nominating and Governance

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EGON DURBAN

Experience:

Mr. Durban has been a member of the Board of Directors of Dell Technologies since the closing of Dell Inc.’s going-private transaction in October 2013. Mr. Durban is Co-CEO of Silver Lake, a global technology investment firm. Mr. Durban joined Silver Lake in 1999 as a founding principal and is based in the firm’s Menlo Park office. Mr. Durban serves on the boards of directors of Motorola Solutions, Inc., a global provider of communication infrastructure, devices, accessories, software and services, Qualtrics International Inc., a leader in customer experience management platform software, Twitter, Inc., a social networking service, Unity Software Inc., a company that provides a real-time development platform, Endeavor Group Holdings, Inc., an entertainment, sports and content company, where he is Chairman of the board of directors, and VMware, Inc., a cloud infrastructure and digital workspace technology company that was formerly a public majority-owned subsidiary of Dell Technologies. Previously, Mr. Durban served on the boards of directors of SecureWorks Corp., a public majority-owned subsidiary of Dell Technologies and a global provider of intelligence-driven information security solutions, from 2015 to May 2020 and Pivotal Software, Inc., formerly a public majority-owned subsidiary of Dell Technologies that provides a leading cloud native platform, from September 2016 until it merged with VMware, Inc. in December 2019. Mr. Durban currently serves on the Business Council and the Business Roundtable. Before joining Silver Lake, Mr. Durban worked in the investment banking division of Morgan Stanley, a global diversified financial services firm.

Qualifications:

The Board selected Mr. Durban to serve as a director because of his experience in technology and finance, his knowledge of and experience in global strategic leadership, and his management of multiple companies.

Group I Director Age: 48 Director since: October 2013 Board committees: • Nominating and Governance

DAVID GRAIN

Experience:

Mr. Grain is the founder and Chief Executive Officer of Grain Management LLC, a private equity firm focused on global investments in the media and communications sectors. Before founding Grain Management LLC in 2007, he served as the President of Global Signal, Inc., an independent wireless communication tower company, from 2002 to 2006. From 2000 to 2003, Mr. Grain served as Senior Vice President of the New England Region of AT&T Broadband, the digital video, internet and digital phone service arm of AT&T Inc., a global telecommunications company. Earlier in his career, Mr. Grain worked for over a decade in the financial services industry, most recently at Morgan Stanley, a global diversified financial services firm, from 1992 to 2000. At Morgan Stanley, he focused on the telecommunications, media and technology sectors. Mr. Grain has served since December 2012 as a director of Southern Company, a gas and utility holding company, where he is currently the lead independent director, and since January 2019 as a director of New Fortress Energy Inc., an integrated liquified natural gas company. Mr. Grain is a trustee of the Brookings Institution, a member of the advisory council of the National Museum of African American History and Culture, and a member of the board of the Martha’s Vineyard Museum.

Qualifications:

The Board selected Mr. Grain to serve as a director because of his leadership and operating background, his expertise in finance and risk management knowledge, and his experience as a director with publicly traded companies.

Group I Director Age: 59 Director since: September 2021 Board committees: • No Board committees

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WILLIAM D. GREEN

Experience:

Mr. Green served as a director of EMC Corporation, or EMC, from July 2013 to August 2016, before EMC was acquired by Dell Technologies, and as EMC’s independent Lead Director from February 2015 to August 2016. Mr. Green served as Chairman of the Board of Accenture plc, a global management consulting, technology services and outsourcing company, from August 2006 until his retirement in February 2013, and as Chief Executive Officer of that company from September 2004 through December 2010. He was elected as a partner of Accenture plc in 1986. Mr. Green previously served as Co-Chief Executive Officer and Co-Chairman of GTY Technology Holdings Inc., a public sector software-as-a-service (SaaS) company, from September 2016 until February 2019. Mr. Green serves as a director of GTY Technology Holdings Inc., where he has been Chairman of the board of directors since March 2020. Mr. Green is also a member of the boards of directors of S&P Global Inc., a company that provides financial ratings, benchmarks, analytics and data. Mr. Green was a board member of Inovalon Holdings, Inc., a company that provides data analytics, intervention and reporting platforms to the healthcare industry, from 2016 until it merged with Ocala Bidco in November 2021 and of Pivotal Software, Inc., formerly a public majority-owned subsidiary of Dell Technologies that provides a leading cloud native platform, from August 2015 until it merged with VMware, Inc. in December 2019.

Qualifications:

The Board selected Mr. Green to serve as a director because of his leadership and operating experience, his understanding of the information technology industry, and his international business expertise.

Group I Director Age: 68 Director since: September 2016 Board committees: • Audit (Chair)

ELLEN J. KULLMAN

Experience:

Mrs. Kullman has served as President and Chief Executive Officer of Carbon, Inc., a 3D printing company, since November 2019, and as a member of its board of directors since 2016. Mrs. Kullman previously served as Chief Executive Officer of E. I. du Pont de Nemours and Company, or DuPont, a provider of basic materials and innovative products and services for diverse industries, from January 2009 to October 2015 and as Chair of DuPont from December 2009 to October 2015. She served as President of DuPont from October 2008 to December 2008 and as Executive Vice President of DuPont from June 2006 through September 2008. Before her service in those positions, Mrs. Kullman was Group Vice President-DuPont Safety & Protection. She has served as Chair of the US-China Business Council, a member of the US-India CEO Forum and on the executive committee of the Business Council. She is a member of the National Academy of Engineering and co-chaired their Committee on Changing the Conversation: From Research to Action. Mrs. Kullman also serves as a director of Amgen Inc., a developer and manufacturer of human therapeutics, and The Goldman Sachs Group, Inc., a global investment banking, securities and investment management firm. Mrs. Kullman was a director of United Technologies Corporation, a provider of high-technology products and services to the building systems and aerospace industries, from 2011 until April 2020. She is a member of the board of trustees of Northwestern University and serves on the board of advisors of Tufts University School of Engineering.

Qualifications:

The Board selected Mrs. Kullman to serve as a director because of her leadership and operating experience, her experience with technology and product development, and her expertise implementing global business strategy.

Group IV Director Age: 66 Director since: September 2016 Board committees: • Audit

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SIMON PATTERSON

Experience:

Mr. Patterson has been a member of the Board of Directors of Dell Technologies since the closing of Dell Inc.’s going-private transaction in October 2013. Mr. Patterson is a Managing Director of Silver Lake, a global technology investment firm, which he joined in 2005. Mr. Patterson previously worked at Global Freight Exchange Limited, a logistics software company acquired by Descartes Systems Group, the Financial Times and McKinsey & Company, a global management consulting firm. Mr. Patterson serves on the board of directors of Tesco plc, a multinational grocery and general merchandise retailer. He also serves on the boards of trustees of the Natural History Museum in London and The Royal Foundation of The Duke and Duchess of Cambridge. Previously, he served on the boards of directors of Intelsat S.A., a provider of integrated satellite solutions, and N Brown Group plc, a digital fashion retailer.

Qualifications:

The Board selected Mr. Patterson to serve as a director because of his knowledge of and experience in finance, technology and global operations.

Group I Director Age: 49 Director since: October 2013 Board committees: • No Board committees

LYNN VOJVODICH RADAKOVICH

Experience:

Ms. Vojvodich Radakovich is an advisor to start-up and growth-stage technology companies. She served as Executive Vice President and Chief Marketing Officer of Salesforce.com, Inc., or Salesforce, the world’s fourth largest enterprise software company and a global leader in customer relationship management, from September 2013 to February 2017. Before serving at Salesforce, she was a partner at the venture capital firm Andreessen Horowitz, where she helped portfolio companies accelerate their go-to-market strategies and Global 1000 companies advance their digital agendas. Ms. Vojvodich Radakovich previously held marketing leadership roles at global enterprise software companies, including Microsoft Corporation, BEA Systems, Inc. (before its acquisition by Oracle Corporation) and Terracotta Inc. (before its acquisition by Software AG). Ms. Vojvodich Radakovich began her career as a mechanical engineer working on the design and construction of Gulfstream jets and offshore oil structures, and later worked with Bain & Company, an international consulting firm. Ms. Vojvodich Radakovich currently serves on the boards of directors of Booking Holdings Inc., a global provider of online travel and related services, Ford Motor Company, and Figma, Inc., a web-based design collaboration platform.

Qualifications:

The Board selected Ms. Vojvodich Radakovich to serve as a director because of her leadership and operating experience, her understanding of the software industry, and her international business expertise.

Group I Director Age: 54 Director since: April 2019 Board committees: • Audit

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Stockholder Arrangements

Certain stockholders have rights to nominate directors and obligations to vote for director nominees under the stockholders agreements described below entered into in connection with the Class V transaction referred to above.

Stockholder Rights to Nominate Directors – Effective as of December 25, 2018, Dell Technologies and certain of its wholly-owned subsidiaries entered into a stockholders agreement, referred to as the MD Stockholders Agreement, with the MD stockholders (as defined in Annex A to this proxy statement), and into a stockholders agreement, referred to as the SLP Stockholders Agreement, with the SLP stockholders (as defined in Annex A to this proxy statement) and other named stockholders. We refer to the MD Stockholders Agreement and the SLP Stockholders Agreement as the Sponsor Stockholders Agreements.

Under the Sponsor Stockholders Agreements, each of the MD stockholders and the SLP stockholders have the right to nominate a number of individuals for election as directors which is equal to (1) in the case where the MD stockholders and the SLP stockholders beneficially own more than 70% of the total voting power for the regular election of directors, the percentage of (x) the total voting power for the regular election of directors beneficially owned by the MD stockholders or by the SLP stockholders, as the case may be, multiplied by (y) the number of directors then on the Board of Directors (and any vacancy thereon) who are not members of the Audit Committee, or (2) in the case where the MD stockholders and the SLP stockholders beneficially own 70% or less of the total voting power for the regular election of directors, the percentage of (x) the total voting power for the regular election of directors beneficially owned by the MD stockholders or by the SLP stockholders, as the case may be, multiplied by (y) the number of directors then on the Board of Directors (and any vacancy thereon), in each case rounded up to the nearest whole number. Further, so long as the MD stockholders or the SLP stockholders each beneficially own at least 5% of all outstanding shares of the common stock entitled to vote generally in the election of directors, each of the MD stockholders or the SLP stockholders, as applicable, are entitled to nominate at least one individual for election to the Board of Directors as a Group I director. Of the Group I director nominees proposed for election at this annual meeting, Mr. Dell, Mr. Dorman, Mr. Green and Mr. Patterson have been designated for nomination by the MD stockholders and Mr. Durban has been designated for nomination by the SLP stockholders.

The SLP Stockholders Agreement provides that, so long as the MD stockholders beneficially own, in the aggregate, common stock representing a majority of the total voting power of the outstanding common stock, the SLP stockholders will use their reasonable best efforts to expand the size of the Board of Directors to up to 21 directors at the request of the MD stockholders. In addition, under the Sponsor Stockholders Agreements, if any person nominated by the MD stockholders or the SLP stockholders ceases to serve on the Board as a Group I director for any reason (except as a result of a reduction in the applicable stockholders’ right to nominate Group I directors under the relevant Sponsor Stockholders Agreement), the stockholders who nominated such Group I director are entitled to nominate a replacement so long as the stockholders are entitled to nominate at least one Group I director to the Board at such time.

Under the MD Stockholders Agreement, for so long as the MD stockholders are entitled to nominate at least one Group I director, the MD stockholders may have at least one of their nominees then serving on the Board of Directors serve on each committee of the Board (except the Audit Committee), to the extent permitted by applicable law and stock exchange rules and subject to certain exceptions. Under the SLP Stockholders Agreement, the SLP stockholders have the same right as the MD stockholders to representation on Board committees for so long as they are entitled to nominate at least one Group I director.

Stockholder Obligations to Vote for Director Nominees – For so long as either the MD stockholders or the SLP stockholders have the right to nominate a Group I director or Group I directors under the applicable Sponsor Stockholders Agreement, each of Dell Technologies, the MD stockholders and the SLP stockholders are obligated to nominate such Group I director or Group I directors for election as part of the slate of directors that is included in Dell Technologies’ proxy statement and to provide the highest level of support for the election of such nominees as any of the foregoing provides to any other individual standing for election as a director. Each of the MD stockholders and the SLP stockholders also are obligated to vote in favor of each Group I director nominated by the MD stockholders or the SLP stockholders in accordance with the MD Stockholders Agreement or the SLP Stockholders Agreement, as applicable, unless the SLP stockholders elect to terminate such arrangements under the SLP Stockholders Agreement. Further, under the Sponsor Stockholders Agreements, none of the MD stockholders or the SLP stockholders may nominate or support any person who is not nominated by the MD stockholders or the SLP stockholders or the then-incumbent directors of Dell Technologies.

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Corporate Governance

Corporate Governance Principles – The Board of Directors is committed to achieving business success and increasing long-term stockholder value with the highest standards of integrity and ethics. In that regard, the Board of Directors has adopted the Dell Technologies Corporate Governance Principles to provide an effective corporate governance framework for the Company. The Corporate Governance Principles reflect a set of core values that provide the foundation for our governance and management systems and our interactions with others. A copy of those principles can be found on our website at http://investors.delltechnologies.com under the Governance & Leadership – Governance Documents section. In addition, the Board of Directors continues to evaluate Dell Technologies’ corporate governance policies and practices to ensure they are consistent with the Company’s focus on long-term value creation for stockholders. In connection with this effort, in recent years, the Board established a Nominating and Governance Committee, approved the constitution of a majority independent Board, and provided for the Group IV director’s annual election solely by the holders of the Class C common stock.

Controlled Company Status – Dell Technologies’ Class C common stock is listed on the NYSE under the ticker symbol “DELL.” As a result, Dell Technologies is subject to governance requirements under NYSE rules.

Dell Technologies is a “controlled company” under NYSE corporate governance standards. Accordingly, it qualifies for exemptions from, and is entitled to elect not to comply with, certain corporate governance requirements under NYSE rules, including the requirements that Dell Technologies have a board that is composed of a majority of “independent directors,” as defined under NYSE rules, and a compensation committee and a nominating/corporate governance committee that are each composed entirely of independent directors. Even though Dell Technologies is a controlled company, it is required to comply with the rules of the SEC and the NYSE relating to the membership, qualifications and operations of the Audit Committee, as discussed below. Notwithstanding its eligibility for the exemption from these requirements, Dell Technologies currently has a majority of independent directors serving on the Board of Directors. Dell Technologies has elected not to maintain a compensation committee or a nominating/corporate governance committee that is composed entirely of independent directors.

The NYSE rules define a “controlled company” as a company of which more than 50% of the voting power for the election of directors is held by an individual, a group or another company. Dell Technologies is a controlled company on the basis of Mr. Dell’s beneficial ownership of shares of our Class A common stock and Class C common stock representing more than 50% of the voting power of our shares of common stock eligible to vote in the election of our directors. If Dell Technologies ceases to be a controlled company and the Class C common stock continues to be listed on the NYSE, Dell Technologies will be required to comply with NYSE’s director independence requirements relating to the board of directors, a compensation committee and a nominating/corporate governance committee by the date its status changes or within specified transition periods.

We are not required to maintain compliance with the director independence requirements of the NYSE rules applicable to a listed company that is not a controlled company, including the requirement to have a board that is composed of a majority of independent directors. We may choose to change our Board composition in the future to manage this aspect of our corporate governance in accordance with the controlled company exemption.

Director Independence – The Board of Directors has affirmatively determined that Messrs. Dorman, Grain and Green, Mrs. Kullman and Ms. Vojvodich Radakovich, constituting five of our eight directors, are independent under NYSE rules and the standards for independent directors established in our Corporate Governance Principles, which incorporate the director independence requirements of the NYSE rules. NYSE rules provide that, in order to determine that a director is independent, the Board of Directors must determine that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). In accordance with NYSE rules, when assessing the materiality of a director’s relationship (if any) with the Company, the Board of Directors considers materiality both from the standpoint of the director and from the standpoint of persons or organizations with which the director has an affiliation.

Board Leadership – The Dell Technologies bylaws provide that the Chairman of the Board will preside at all meetings of the Board of Directors at which he is present. The Chief Executive Officer has management responsibility for the business and affairs of the Company. Both the Chairman and Chief Executive Officer positions are currently held by Mr. Dell.

The Board of Directors has determined that its current structure, with combined Chairman and Chief Executive Officer roles and, as discussed further below, the exercise of key oversight responsibilities by our independent directors, is in the best interests of Dell Technologies and our stockholders. The Board of Directors believes that combining the Chairman and Chief Executive Officer positions is currently the most effective leadership structure for the Company given Mr. Dell’s in-depth knowledge of Dell Technologies’ business and industry, his ability to formulate and implement strategic initiatives, and his extensive contact with and knowledge of customers. As Chief Executive Officer, Mr. Dell is intimately involved in the day-to-day operations of the Company

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and is therefore in a position to elevate the most critical business issues for consideration by the Board’s independent directors. Additionally, Mr. Dell is best positioned to oversee the execution of strategy across each of the Company’s businesses to optimize long-term stockholder value creation for Dell Technologies’ stockholders.

Our Corporate Governance Principles contain several features which the Company believes help to ensure that the Board of Directors maintains effective and independent oversight of management, including the following:

•

Executive sessions of the independent directors are held at any time requested by a majority of the independent directors and, in any event, are held at least twice during each fiscal year in connection with regularly scheduled Board meetings. The agenda for each executive session focuses principally on whether management is performing its responsibilities in a manner consistent with the Board’s direction.

•	At each executive session of the independent directors, those directors elect an independent director as presiding director to chair the next executive session.

•

All members of the Audit Committee are independent directors. The chair of the Audit Committee has and exercises authority to conduct executive sessions of the Audit Committee without management and non-independent directors present.

Board Committees – The Board of Directors maintains two standing committees, which consist of the Audit Committee and the Nominating and Governance Committee. These committees assist the Board of Directors in discharging its oversight responsibilities. The Board of Directors has adopted a written charter for each of the standing committees. These charters form an integral part of our Corporate Governance Principles. A current copy of each charter can be found on Dell Technologies’ website at http://investors.delltechnologies.com under the Governance & Leadership – Governance Documents section. From time to time, the Board considers the composition of each of the standing committees and whether committee members should rotate among the standing committees. Most recently, on September 30, 2021, the Board of Directors appointed Ms. Vojvodich Radakovich to the Audit Committee to succeed Mr. Dorman.

Under the Sponsor Stockholders Agreements, as described above under “– Stockholder Arrangements – Stockholder Rights to Nominate Directors,” for so long as the MD stockholders or the SLP stockholders are entitled to nominate at least one Group I director, such stockholders may have at least one of their nominees then serving on the Board of Directors serve on each committee of the Board other than the Audit Committee, to the extent permitted by applicable law and stock exchange rules and subject to specified exceptions. Mr. Dell serves as a member of the Nominating and Governance Committee as the MD stockholders’ nominee, and Mr. Durban serves as a member of that committee as the SLP stockholders’ nominee.

The following table shows, as of April 28, 2022, the members of the Board of Directors and the committees on which each director serves and indicates the directors determined by the Board of Directors to be independent under NYSE rules and our Corporate Governance Principles. Each committee member shown in the table served on the applicable committee for all or part of Fiscal 2022.

Name	Audit Committee	Nominating and Governance Committee	Independent
Michael S. Dell		Chair
David W. Dorman		✓	✓
Egon Durban		✓
David Grain			✓
William D. Green	Chair		✓
Ellen J. Kullman	✓		✓
Simon Patterson
Lynn Vojvodich Radakovich	✓		✓

As discussed above under “– Controlled Company Status,” Dell has elected under the controlled company exemptions from certain corporate governance requirements under NYSE rules not to constitute the Nominating and Governance Committee solely with members who qualify as independent directors under such rules.

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Descriptions of the primary responsibilities of each committee are set forth below.

Audit Committee

The Audit Committee has three members and is composed entirely of members of the Board of Directors who satisfy the standards of independence established for independent directors under NYSE rules and the additional independence standards applicable to audit committee members established pursuant to Rule 10A-3 under the Securities Exchange Act of 1934, or Exchange Act, as determined by the Board of Directors. Under NYSE rules, the membership of the Audit Committee is required to consist solely of no fewer than three directors who are qualified as independent directors as described above. The Board of Directors has determined that each member of the Audit Committee meets the “financial literacy” requirement for Audit Committee members under NYSE rules and that two members are an “audit committee financial expert” within the meaning of SEC rules. Effective on September 30, 2021, the Board of Directors appointed Ms. Vojvodich Radakovich to the Audit Committee to succeed Mr. Dorman.

The Audit Committee’s primary responsibilities include, among other matters:

•	appointing, retaining, compensating and overseeing a qualified firm to serve as the independent registered public accounting firm to audit Dell Technologies’ financial statements;

•	assessing the independence and performance of the independent registered public accounting firm;

•	reviewing and discussing the scope and results of the audit and Dell Technologies’ interim and year-end operating results with the independent registered public accounting firm and management;

•	establishing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•	reviewing Dell Technologies’ policies on risk assessment and risk management;

•	reviewing and, if appropriate, approving or ratifying transactions with related persons;

•

obtaining and reviewing a report by the independent registered public accounting firm, at least annually, that describes the accounting firm’s internal quality control procedures, any material issues raised by those procedures or other review or inspection, and any steps taken to deal with those issues; and

•

pre-approving all audit and all permissible non-audit services, other than de minimis non-audit services in accordance with SEC rules, to be performed by the independent registered public accounting firm.

In conjunction with the mandatory rotation of the audit firm’s lead engagement partner or partner responsible for reviewing the audit, the Audit Committee and its chair are directly involved in the selection of the independent registered public accounting firm’s new lead engagement partner.

Nominating and Governance Committee

The Nominating and Governance Committee’s primary responsibilities include, among other matters:

•	identifying and evaluating potential candidates to be considered for appointment or election to the Board of Directors;

•	making recommendations to the Board of Directors regarding the selection and approval by the Board of nominees to be submitted for election by a stockholder vote;

•	monitoring and reviewing any issues regarding the independence of our non-employee directors or involving potential conflicts of interest affecting any such directors;

•	reviewing the Board committee structure and composition and making recommendations annually to the Board of Directors regarding the appointment of directors to serve as members of each committee;

•	reviewing our Corporate Governance Principles periodically and recommending any changes to such principles to the Board of Directors; and

•	periodically reviewing and approving changes to our Code of Conduct and other policies with respect to legal compliance, conflicts of interest and ethical conduct.

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In addition, the Nominating and Governance Committee acts as the compensation committee of the Board, in which capacity it has the following responsibilities, among others:

•	approving the compensation policy for our executive officers and non-employee directors, and such other managers as may be directed by the Board;

•	approving the forms of compensation to be provided to each executive officer and non-employee director;

•	approving recommendations with respect to compensation guidelines for all other employees;

•	evaluating the need for, and provisions of, employment contracts or severance arrangements for our executive officers;

•	reviewing our incentive compensation arrangements to determine whether they encourage excessive risk-taking, and evaluating compensation policies and practices that could mitigate any such risk;

•	acting as administrator of our equity-based and other compensation plans;

•

reviewing and discussing with our management the Compensation Discussion and Analysis disclosure required to be included in the proxy statement for the annual meeting of stockholders or annual report on Form 10-K to be filed with the SEC and, based on such review and discussion, determining whether to recommend to the Board that the Compensation Discussion and Analysis disclosure be included in such filing; and

•	preparing the Compensation Committee Report required by SEC rules to be included in the proxy statement for the annual meeting of stockholders or annual report on Form 10-K.

The Nominating and Governance Committee has the authority to delegate any of its responsibilities under its charter, along with the authority to take action in relation to such responsibilities, to subcommittees consisting of one or more members of the committee, as the committee may deem appropriate.

In addition, the Nominating and Governance Committee may delegate to one or more of our executive officers the authority to make grants of equity-based compensation to eligible individuals who are not directors or executive officers and to administer our equity-based compensation plans, in each case subject to compliance with applicable law, NYSE rules and the terms of any applicable compensation plan. The Nominating and Governance Committee may revoke any delegation of authority at any time. Any executive officer to whom the Nominating and Governance Committee may delegate authority to make grants of equity-based compensation is required to report regularly to the committee with respect to any grants made. The Nominating and Governance Committee has delegated to our Chief Human Resources Officer the authority to offer awards under the Dell Technologies Inc. 2013 Stock Incentive Plan to eligible employees who are not directors or executive officers.

For a discussion of the process by which the Nominating and Governance Committee evaluated and determined executive officer compensation for Fiscal 2022, including the role of executive officers in determining or recommending the amount or form of executive compensation, see “Compensation Discussion and Analysis.”

Use of Compensation Consultant – During Fiscal 2022, our management retained the services of Mercer (US) Inc., or Mercer, an external compensation consultant. Mercer provided advice to management on the design of compensation programs for our directors, executive officers and other employees for Fiscal 2023, including equity-based compensation programs. The total fees paid to Mercer for these services were $0.17 million.

During Fiscal 2022, our management also retained other business units of Mercer and affiliates of Mercer to provide additional services to the Company, including human resources services, services relating to employee benefit plans and insurance services. The total fees paid to Mercer and its affiliates with respect to services provided during Fiscal 2022 (excluding services provided as compensation consultant as discussed above) were $27.3 million.

The Company has determined that the work of Mercer and its affiliates on matters other than executive compensation did not raise any conflict of interest with Mercer’s services as compensation consultant, taking into account, among other factors, Mercer’s policies and procedures relating to the prevention of conflicts of interest and the use of separate teams for compensation consulting services and other services provided by Mercer and its affiliates.

Compensation Committee Interlocks and Insider Participation – The Nominating and Governance Committee, which is composed of Messrs. Dell, Dorman and Durban, functions as the compensation committee. Mr. Dell is our Chief Executive Officer. During Fiscal 2022, none of Dell Technologies’ executive officers served on the board of directors or compensation committee (or other committee serving an equivalent function) of any other entity that has or had one or more executive officers who served as a member of Dell Technologies’ Board of Directors or the Nominating and Governance Committee. For information concerning

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transactions among each of Messrs. Dell and Durban and their associated related persons, on the one hand, and Dell Technologies and its subsidiaries, on the other hand, see “Transactions With Related Persons.”

Board Risk Oversight – The Board of Directors oversees and maintains Dell Technologies’ governance and compliance processes and procedures to promote the conduct of Dell Technologies’ business in accordance with applicable laws and regulations and with the highest standards of responsibility, ethics and integrity. As part of its oversight responsibility, the Board is responsible for the oversight of risks facing the Company and provides guidance with respect to the management and mitigation of those risks. An analysis of strategic and operational risks is presented to the Board in reports submitted by the Chief Executive Officer, the Chief Financial Officer and the General Counsel, as well as by other members of Dell Technologies’ senior management who regularly appear before the Board to provide detailed overviews of the businesses they oversee. Directors have complete and open access to all Dell Technologies employees and are free to communicate, and do communicate, directly with management.

The Board of Directors delegates oversight of the following specific areas of risk to its committees:

•	The Audit Committee:

¡	maintains responsibility for the oversight of risk policies and processes relating to Dell Technologies’ financial statements and financial reporting processes;

¡

reviews and discusses significant risks and exposures to Dell Technologies and the steps management has taken or plans to take to minimize or manage these risks with management, the independent registered public accounting firm and the Senior Vice President of Corporate Audit;

¡	maintains responsibility for discussing the policies and guidelines that govern compliance risk assessment and management;

¡

maintains responsibility for reviewing and assessing, along with management, Dell Technologies’ major information technology risk exposures (including cybersecurity risk exposures) and risk monitoring and mitigation measures; and

¡

meets in executive session with each of the Chief Financial Officer, the Chief Accounting Officer, the Senior Vice President of Corporate Audit, the Senior Vice President for Ethics and Compliance and Dell Technologies’ independent registered public accounting firm at each regular meeting of the Audit Committee.

•	The Nominating and Governance Committee:

¡	monitors the risks associated with succession planning and development as well as compensation plans and arrangements; and

¡	evaluates the effect that our compensation arrangements may have on risk decisions.

Each of the committee chairs reports to the full Board of Directors at its regular meetings concerning the activities of the committee, the significant issues it has discussed and the actions taken by the committee.

While the Board of Directors is responsible for risk oversight, management is responsible for risk management. Dell Technologies seeks to maintain an effective internal control environment and has processes to identify and manage risk. An Executive Risk Steering Committee, which is composed of members of management, exercises oversight with respect to the various risk assessment and monitoring and controls processes across the Company. The Committee’s oversight includes an annual risk assessment process that supports the annual internal audit plan. Dell Technologies also maintains and enforces a Code of Conduct, a Code of Ethics for Senior Financial Officers, an Accounting Code of Conduct, an ethics and compliance program, a comprehensive internal audit process and approved quality standards.

Meetings and Attendance – In Fiscal 2022, the full Board of Directors met nine times, the Audit Committee met eight times and the Nominating and Governance Committee met five times.

In Fiscal 2022, each member of the Board of Directors other than Mr. Durban attended at least 75% of the total number of meetings of the Board and each Board committee held during the period in which such member served as a director of Dell Technologies or as a member of such committee. Mr. Durban attended 71% of the total number of meetings of the Board and the Nominating and Governance Committee held during Fiscal 2022.

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Dell Technologies does not have a policy on director attendance at annual meetings of stockholders. Five of the seven directors then serving on the Board of Directors attended last year’s annual meeting held on June 22, 2021.

Communications with Directors – Any interested person (whether or not a Dell Technologies stockholder) may send communications to the Board of Directors as a whole, the independent directors as a group, any Board committee, or any individual member of the Board. Any person who wishes to send such a communication may obtain the appropriate contact information at http://investors.delltechnologies.com under the Governance & Leadership – Contact the Board section.

In addition, any person who has a concern about Dell Technologies’ conduct, accounting, financial reporting, internal controls or auditing matters may communicate that concern directly to the independent directors or to the Audit Committee (through the committee chair). These communications may be made on a confidential and anonymous basis, and may be e-mailed, submitted in writing or reported by phone to the Company’s Global Ethics and Compliance office. Any person who wishes to send this type of communication may obtain the appropriate contact information at http://investors.delltechnologies.com under the Governance & Leadership section. All of these concerns will be forwarded to the appropriate directors for their review and will be simultaneously reviewed and addressed by the Global Ethics and Compliance office in the same manner in which such concerns are addressed by the Company’s management.

The status of all outstanding concerns addressed to the independent directors or the Audit Committee will be reported to the full Board of Directors on a quarterly basis. The independent directors or the Audit Committee may undertake special action, including the retention of outside advisors or counsel, with respect to any concern addressed to them. Our Code of Conduct prohibits retaliation against any person who reports suspected misconduct or assists with an investigation or audit in good faith.

Director Compensation

Our Board of Directors has adopted a compensation program for our independent directors that we believe will enable us to attract and retain qualified directors, provide them with compensation at a level that is consistent with our compensation objectives and encourage their ownership of our common stock to further the alignment of their interests with the interests of our stockholders. For Fiscal 2022, our compensation program for independent directors included the following elements:

•	an annual cash retainer with a value of $100,000;

•	an annual equity retainer with a value of $225,000 payable in the form of restricted stock units that settle in shares of Class C common stock; and

•	an additional annual cash retainer with a value of $25,000 for service as chair of the Audit Committee.

Directors may elect to receive all or a portion of each of the annual cash retainer and the cash retainer for service as Audit Committee chair, as applicable, in the form of cash, deferred stock units that settle in shares of Class C common stock or vested shares of Class C common stock, or a combination of the foregoing.

An independent director elected to the Board of Directors, other than through election at an annual meeting of stockholders, will be awarded a prorated portion of each applicable annual retainer for the director’s initial year of service on the Board of Directors.

All of the equity-based awards are granted under the Dell Technologies Inc. 2013 Stock Incentive Plan (as amended and restated as of July 9, 2019), which we refer to as the Stock Incentive Plan. Each equity-based award vests in full on the first anniversary of the last annual meeting of stockholders, except that (1) the initial equity retainer awards formerly granted to directors on their initial election or appointment vest annually in equal installments over four years from the grant date and (2) deferred stock units will settle in shares of Class C common stock on the earlier of the termination of the applicable director’s Board service for any reason or a change in control of Dell Technologies. The vesting of unvested equity-based awards will be accelerated upon the director’s death or disability, the termination of the director’s service without cause or a change in control of Dell Technologies. Certain restricted stock units, deferred stock units and stock options exercisable for Class C common stock, as well as shares of Class C common stock received in the settlement of such awards, are subject to the applicable terms and conditions of a management stockholders agreement discussed elsewhere in this proxy statement.

We reimburse our directors for their reasonable expenses incurred in attending meetings of our Board of Directors or committees.

We also provide our independent directors with liability insurance coverage for their activities as directors.

Our certificate of incorporation and bylaws provide that all of our directors are entitled to indemnification and advancement of expenses from us to the fullest extent permitted by Delaware law. We have entered into indemnification agreements with each of our directors to afford them contractual assurances regarding the scope of their indemnification and to provide procedures for the determination of a director’s right to receive indemnification.

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The following table sets forth the compensation granted or paid to our independent directors for Fiscal 2022.

Fiscal 2022 Director Compensation

Name	Fees earned and paid in cash ($)	Cash fees elected to be paid in stock(2) ($)	Stock awards(3) ($)	Option awards(4) ($)	Total(1) ($)
David W. Dorman	—	99,982	224,938	—	324,920
David Grain	—	100,019	224,938	—	324,957
William D. Green	—	124,952	224,938	—	349,890
Ellen J. Kullman	—	99,982	224,991	—	324,973
Lynn Vojvodich Radakovich	—	99,982	224,938	—	324,920

(1)

During Fiscal 2022, in connection with the VMware Spin-off described below, Dell Technologies implemented an equitable adjustment to outstanding equity awards held by participants in its Stock Incentive Plan using a 1.968055 conversion ratio (“VMware Spin-off Adjustment”). Incremental additional restricted stock units and deferred stock units granted during Fiscal 2022 due to the equitable adjustment are summarized as follows for director compensation in Fiscal 2022.

	VMware Spin-off Adjustment
Name	Number of restricted stock units that have not vested (#)	Number of deferred stock units that have not vested (#)	Total
David W. Dorman	2,093	—	2,093
David Grain	—	3,024	3,024
William D. Green	2,093	—	2,093
Ellen J. Kullman	524	2,267	2,791
Lynn Vojvodich Radakovich	2,093	—	2,093

(2)

Directors were entitled to receive up to 100% of the annual cash retainer and, if applicable, cash committee chair retainer in the form of vested shares of Class C common stock or deferred stock units that settle in shares of Class C common stock, in increments of 25%, in each case determined by dividing the applicable portion of the aggregate retainer amount by the closing price of the Class C common stock as reported on the NYSE on September 30, 2021. Deferred stock units will vest on June 22, 2022. For service in Fiscal 2022, (a) Mr. Green received 1,201 vested shares of Class C common stock, (b) Ms. Vojvodich Radakovich received 961 vested shares of Class C common stock, (c) Mr. Grain received 1,892 deferred stock units and (d) each of Mr. Dorman and Mrs. Kullman received 241 vested shares of Class C common stock and 1,417 deferred stock units. In December 2021, to correct an administrative error in the implementation of Mr. Dorman’s election, Mr. Dorman’s 1,417 deferred stock units were canceled and an equal number of vested Class C common stock shares were issued.

(3)

Stock awards were made in the form of restricted stock units that settle in shares of Class C common stock, subject to each director’s right to elect to receive a specified portion in deferred stock units that settle in shares of Class C common stock. Restricted stock units and deferred stock units will vest on June 22, 2022. For service in Fiscal 2022, (a) each of Messrs. Dorman and Green and Ms. Vojvodich Radakovich received 4,255 restricted stock units, (b) Mrs. Kullman received 1,065 restricted stock units and 3,191 deferred stock units and (c) Mr. Grain received 4,255 deferred stock units. The aggregate grant date fair value, computed in accordance with U.S. generally accepted accounting principles, of the (i) restricted stock units awarded to each of Messrs. Dorman and Green and Ms. Vojvodich Radakovich was $224,938 and Mrs. Kullman was $56,301 and (ii) deferred stock units awarded to each of Mr. Grain and Mrs. Kullman was $224,938 and $168,690, respectively, in each case determined by dividing the aggregate retainer amount, or applicable portion of the aggregate retainer amount, by the closing price of the Class C common stock as reported on the NYSE on September 30, 2021. As of January 28, 2022, following the VMware Spin-off Adjustment, (A) each of Messrs. Dorman and Green and Ms. Vojvodich Radakovich had an aggregate of 4,255 outstanding restricted stock units and Mrs. Kullman had an aggregate of 1,065 outstanding restricted stock units and (B) Mr. Dorman had an aggregate of 16,252 outstanding deferred stock units, Mr. Grain had an aggregate of 6,147 outstanding deferred stock units and Mrs. Kullman had an aggregate of 43,207 outstanding deferred stock units.

(4)

As of January 28, 2022, and following the VMware Spin-off Adjustment, each of Mr. Green and Mrs. Kullman held an aggregate of 272,736 outstanding options and Ms. Vojvodich Radakovich held an aggregate of 84,198 outstanding options. Prior to the VMware Spin-Off, Mr. Dorman exercised all outstanding stock options in the amount of 138,584 options and paid option costs of $4.2 million.

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Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The Board of Directors is asking the stockholders to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP, or PwC, as Dell Technologies’ independent registered public accounting firm for Fiscal 2023.

PwC is a registered independent public accounting firm and has served as the independent auditors of the Company or its predecessor since 1986. Although current law, rules and regulations, as well as the Audit Committee’s charter, require Dell Technologies’ independent registered public accounting firm to be engaged, retained and supervised by the Audit Committee, the Board of Directors considers the selection of an independent registered public accounting firm to be an important matter of stockholder concern and considers a proposal for stockholders to ratify this selection to be an opportunity for stockholders to provide direct feedback to Dell Technologies on an important issue of corporate governance. If the stockholders do not ratify the selection of PwC, the Audit Committee will take the vote into consideration in determining whether to retain PwC and whether to engage the firm in future years, but may continue to retain PwC. If the appointment is ratified by stockholders, the Audit Committee in its discretion nevertheless may change the appointment at any time during the current fiscal year if it determines that a change would be in the best interests of the Company and its stockholders.

Representatives of PwC are expected to be present at the annual meeting and available to respond to appropriate questions, and will have an opportunity to make a statement if they desire to do so.

The Board of Directors unanimously recommends a vote “FOR” the ratification of PwC as Dell Technologies’ independent registered public accounting firm for Fiscal 2023.

In addition to retaining PwC to conduct an independent audit of the consolidated financial statements, Dell Technologies engages PwC from time to time to perform other permissible services. The following table sets forth all fees incurred in connection with professional services rendered to Dell Technologies by PwC during Fiscal 2022 and Fiscal 2021.

Independent Registered Public Accounting Firm Fees (in millions)

Fee Type	Fiscal 2022	Fiscal 2021
Audit Fees(a)	$27.1	$26.0
Audit-Related Fees(b)	7.2	1.5
Tax Fees(c)	0.5	0.8
All Other Fees(d)	1.1	0.4
Total	$35.9	$28.7

(a)

This category includes fees incurred for professional services rendered in connection with the audit of the annual financial statements, for the review of the quarterly financial statements, for comfort letters and consents, for the statutory audits of international subsidiaries, and for other procedures.

(b)

This category includes fees incurred for professional services rendered in connection with assurance and other activities reasonably related to the audit or review of Dell Technologies’ financial statements, including the audits of Dell Technologies’ employee benefit plans, contract compliance reviews, spin-off related audit work and procedures, carve-out audit work, and accounting research.

(c)	This category includes fees incurred for domestic and international income tax compliance and tax audit assistance, and for corporate-wide tax planning services.

(d)

This category consists of fees for all products and services other than the services reported in notes (a) through (c) above, and includes fees incurred for general and financial training services, assessments relating to service organization controls, assessment of contract compliance by third-party vendors, and other permissible advisory services.

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The Audit Committee has determined that the provision of the non-audit services described in notes (c) and (d) to the table above was compatible with maintaining PwC’s independence.

The Audit Committee pre-approved PwC’s performance of the foregoing services that were required to be pre-approved under SEC rules. The Audit Committee has adopted a policy requiring pre-approval by the committee of all services (audit and non-audit) to be provided by Dell Technologies’ independent registered public accounting firm other than in accordance with a limited exception provided under SEC rules. In accordance with that policy, the Audit Committee has given its pre-approval for the provision of audit services by PwC for Fiscal 2023, including PwC’s audit fees, and has also given its pre-approval for up to one year in advance for the provision by PwC of particular categories or types of audit-related, tax and other permitted non-audit services. In circumstances in which the services proposed to be provided by PwC are not covered by one of those pre-approvals, the Audit Committee may delegate authority to the chair or other designated members of the Audit Committee to pre-approve those services. Any pre-approvals granted under this delegated authority must be communicated to the full Audit Committee.

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Proposal 3 – Advisory Vote to Approve Named Executive Officer Compensation

In this Proposal 3, in accordance with Section 14A of the Exchange Act and the SEC’s rules thereunder, the Board of Directors is asking stockholders to approve, on a non-binding, advisory basis, the compensation of Dell Technologies’ named executive officers as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosures beginning on page 30.

The Board of Directors unanimously recommends a vote “FOR” approval of Dell Technologies’ compensation of its named executive officers as disclosed in this proxy statement.

As described below in the sections of this proxy statement under “Compensation Discussion and Analysis” and “Compensation of Executive Officers,” the Nominating and Governance Committee, which acted as the Board’s compensation committee for purposes of executive compensation determinations for Fiscal 2022, has structured Dell Technologies’ executive compensation program to emphasize long-term, performance-dependent pay to motivate and reward long-term value creation for Dell Technologies’ stockholders. Dell Technologies’ executive compensation program has a number of features designed to ensure adherence to the Company’s pay-for-performance philosophy.

The Board of Directors encourages stockholders to read the Compensation Discussion and Analysis below, which describes in detail how Dell Technologies’ executive compensation practices operate and are designed to achieve Dell Technologies’ core executive compensation objectives. The Board also encourages stockholders to review the Fiscal 2022 Summary Compensation Table and other compensation tables and the narrative disclosures accompanying the tables appearing under “Compensation of Executive Officers,” which provide detailed information about the compensation of our named executive officers. The Nominating and Governance Committee and the Board of Directors believe that the compensation practices described in the Compensation Discussion and Analysis are effective in achieving Dell Technologies’ core executive compensation objectives and that the compensation of its named executive officers as disclosed in this proxy statement reflects and supports the appropriateness of Dell Technologies’ executive compensation philosophy and practices.

In accordance with Section 14A of the Exchange Act and the SEC’s rules thereunder, Dell Technologies is asking stockholders to approve this proposal by approving the following non-binding resolution:

RESOLVED, that the compensation paid to Dell Technologies’ named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative disclosures, is hereby APPROVED.

A vote on this resolution, commonly referred to as a Say-on-Pay resolution, is not binding on the Nominating and Governance Committee or the Board of Directors. Although the vote is advisory in nature and non-binding, the Nominating and Governance Committee and the Board of Directors value the views of the Company’s stockholders and will take the outcome of the advisory vote into account when considering future executive compensation matters.

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Proposal 4 – Adoption of Sixth Amended and Restated Certificate of Incorporation of Dell Technologies Inc.

In this Proposal 4, the Board of Directors is asking stockholders to adopt the Sixth Amended and Restated Certificate of Incorporation of Dell Technologies Inc. in the form attached as Annex B to this proxy statement, which we refer to as the Sixth Amended and Restated Certificate. The Sixth Amended and Restated Certificate would amend the existing Fifth Amended and Restated Certificate of Incorporation of Dell Technologies Inc., which we refer to as the existing Company certificate, to

•	add a federal forum provision for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, or the Securities Act, and

•

eliminate provisions that ceased to be effective or applicable as of the closing of the Company’s Class V transaction on December 28, 2018 and make other technical and administrative changes related to and consistent with such amendments, and restate the existing Company certificate to reflect the foregoing amendments.

The Board of Directors approved the Sixth Amended and Restated Certificate and recommended its adoption by stockholders on April 27, 2022. If adopted by the stockholders, the Sixth Amended and Restated Certificate would become effective upon filing of this document with the Secretary of State of the State of Delaware. Dell Technologies intends to make the filing promptly after the annual meeting.

The Board of Directors unanimously recommends a vote “FOR” adoption of the Sixth Amended and Restated Certificate of Incorporation of Dell Technologies Inc.

The form of the Sixth Amended and Restated Certificate is attached as Annex B to this proxy statement and shows all proposed amendments and related textual changes to the provisions of the existing Company certificate. Text that is proposed to be added to the existing Company certificate is underlined and text that is proposed to be deleted from the existing Company certificate is struck through. The following summary description of the Sixth Amended and Restated Certificate is qualified by reference to the full text of the Sixth Amended and Restated Certificate, which we encourage you to review carefully.

Amendment to Add Federal Forum Selection Provision

We are seeking stockholder approval to amend Article XIII of the existing Company certificate to provide that, unless we consent in writing to the selection of an alternative forum, the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. We refer to this provision as the federal forum selection provision and to the proposed amendment as the federal forum selection amendment.

Summary of Amendment

If the federal forum selection amendment is approved by stockholders and becomes effective, the federal forum selection provision would be in addition to terms of our existing forum selection provision in Article XIII. The existing provision states that, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on our behalf, (b) any action asserting a claim of breach of a fiduciary duty owed by any of our directors, officers or stockholders to us or our stockholders, (c) any action asserting a claim against us or any of our directors, officers or stockholders arising pursuant to any provision of the Delaware General Corporation Law or our certificate of incorporation or bylaws, or (d) any action asserting a claim against us or any of our directors, officers or stockholders governed by the internal affairs doctrine shall be a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware). Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules or regulations thereunder. Accordingly, the existing forum selection provision in Article XIII does not apply to actions arising under the Exchange Act or such rules and regulations.

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Set forth below is the text of our existing forum selection provision as it is proposed to be amended by the addition of the federal forum selection provision. Text that is proposed to be added to existing Article XIII is underlined.

ARTICLE XIII

Unless the Corporation consents in writing to the selection of an alternative forum, (i) the sole and exclusive forum for (A) any derivative action or proceeding brought on behalf of the Corporation, (B) any action asserting a claim of breach of a fiduciary duty owed by any director or officer or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (C) any action asserting a claim against the Corporation or any director or officer or stockholder of the Corporation arising pursuant to any provision of the DGCL or this Certificate of Incorporation or the Bylaws, or (D) any action asserting a claim against the Corporation or any director or officer or stockholder of the Corporation governed by the internal affairs doctrine, shall be a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware), and (ii) the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. Any Person purchasing or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to this Article XIII.

Purpose and Effects of Amendment

The Board of Directors believes that Dell Technologies and its stockholders would benefit from having any causes of action arising under the Securities Act resolved in the federal district courts of the United States. In determining to approve the federal forum selection amendment and recommend its adoption by stockholders, the Board of Directors considered that the federal forum selection provision could promote efficiencies in the Company’s management of Securities Act litigation by:

•	limiting forum-shopping in state court by plaintiffs;

•

enabling the Company to avoid litigating actions involving the same matter in state and federal courts, with the associated duplication of litigation expenses and the possibility of inconsistent outcomes, and to obtain consolidation of multi-jurisdictional litigation; and

•	facilitating submission of Securities Act claims for resolution by federal courts, which have experience and expertise in adjudicating such claims.

The Board also considered the increasing trend towards adoption of forum selection provisions in response to multi-forum litigation and that the Company would retain the ability to consent to an alternative forum if it wished to do so.

If the federal forum selection amendment becomes effective, it may have a number of potential effects in addition to the effects discussed above. The federal forum selection provision could discourage claims under the Securities Act or limit stockholders’ ability to bring such claims in a judicial forum that they consider advantageous. Further, the provision could require stockholders to incur litigation costs in bringing any action to contest the provision’s enforceability, as well as to incur additional litigation costs in pursuing claims in federal court in accordance with the terms of the provision.

Amendments to Eliminate Provisions No Longer Effective or Applicable

Upon the closing of the Class V transaction on December 28, 2018, we paid $14 billion of cash and issued 149,387,617 shares of our Class C common stock in exchange for all outstanding shares of our Class V common stock. The existing Company certificate was filed with the Secretary of State of the State of Delaware and became effective immediately before the closing. The Board of Directors recommends amendment of the existing Company certificate to eliminate provisions that ceased to be effective or applicable as of the closing of the Class V transaction and to make other technical and administrative changes related to and consistent with such amendments.

Purpose, Summary and Effects of Amendments

The amendments proposed to be made by the Sixth Amended and Restated Certificate are summarized below and would have the effects on the existing Company certificate described below.

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Elimination of Authorized Class V Common Stock

The authorized capital stock provisions of the existing Company certificate would be amended to eliminate the Class V common stock as the fifth authorized series of Dell Technologies common stock. No shares of Class V common stock were outstanding immediately after the closing of the Class V transaction or have been outstanding at any time since such closing. Although it authorizes 343,025,308 shares of Class V common stock, the existing Company certificate prohibits Dell Technologies from issuing any shares of Class V common stock.

Consistent with the elimination of authorized Class V common stock, the existing Company certificate also would be amended to eliminate all provisions that specify the voting powers, preferences, designations, rights, qualifications, limitations or restrictions of the Class V common stock. The elimination of such provisions would include removal of all references to “DHI Common Stock,” “DHI Group” and “Class V Group” and related concepts and terms that ceased to have effect upon the retirement of all outstanding Class V common stock and the effectiveness of the prohibition on any future issuance of Class V common stock.

Related Amendment to Authorized Capital Stock

In connection with the elimination of authorized Class V common stock, the existing Company certificate also would be amended to decrease the total number of shares of capital stock which Dell Technologies would be authorized to issue by 343,025,308 shares from a total of 9,144,025,308 shares under the existing Company certificate to a total of 8,801,000,000 shares under the Sixth Amended and Restated Certificate. The decrease from the number of authorized shares of common stock under the existing Company certificate would reflect solely the elimination of the 343,025,308 formerly authorized shares of Class V common stock. Of the total authorized shares under the Sixth Amended and Restated Certificate, 1,000,000 shares would consist of authorized shares of preferred stock (as under the existing Company certificate) and 8,800,000,000 shares would consist of authorized shares of common stock.

Under the Sixth Amended and Restated Certificate, Dell Technologies would continue to have the four other existing authorized series of common stock, consisting of the Class A common stock, the Class B common stock, the Class C common stock and the Class D common stock. The proposed amendments to the existing Company certificate would not change the number of authorized shares of any of the four such series of common stock, as noted above, or any of the voting powers, preferences, designations, rights, qualifications, limitations or restrictions of any such series that are currently effective or applicable.

Other Technical and Administrative Changes

The existing Company certificate would be further amended to remove obsolete provisions relating to Board structure, including the classification of Group II Directors and Group III directors, and director voting rights that ceased be operative upon the closing of the Class V transaction. That closing constituted an “IPO” and “Designation Rights Trigger Event” in the existing Company certificate and resulted in the replacement of the prior Board structure and director voting rights with the Board governance arrangements that are now in effect and have been in place since December 28, 2018 or thereafter as specified in the existing Company certificate. The Sixth Amended and Restated Certificate also would make other technical and administrative amendments to the existing Company certificate related to and consistent with the foregoing amendments.

All of the foregoing amendments, including amendments to remove obsolete language and make other technical and administrative changes referred to above, are shown in the marked copy of the existing Company certificate attached as Annex B to this proxy statement.

Effective as of the time of effectiveness of the Sixth Amended and Restated Certificate, the Board of Directors will approve amendments to provisions of the Company’s bylaws that will be consistent with the amendments discussed in this proposal.

The Board of Directors has reserved the right to abandon the Sixth Amended and Restated Certificate before or after stockholder adoption thereof, without further action by the stockholders, at any time before the filing of the Sixth Amended and Restated Certificate with the Secretary of State of the State of Delaware.

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Equity Compensation Plan Information

The following table sets forth certain information about our equity compensation plans as of the end of Fiscal 2022.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(2)	Weighted-average exercise price of outstanding options, warrants and rights(3)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column) (4)
Equity compensation plans approved by security holders (1)	62,151,290	$9.62	45,674,713
Equity compensation plans not approved by security holders (1)	751	$0.37	—(5)
Total: (1)	62,152,041	$9.62	45,674,713

(1)

On November 1, 2021, Dell Technologies Inc. completed a special distribution of all of the shares of common stock of its former subsidiary, VMware, Inc., that it beneficially owned to its stockholders on a pro rata basis. In connection with the transaction, Dell Technologies implemented an equitable adjustment to outstanding equity awards held by participants in its Stock Incentive Plan using a 1.968055 conversion ratio (“VMware Spin-off Adjustment”). The amounts shown represent the number of shares following this equitable adjustment both for the table above and in the footnotes.

(2)

The number of securities to be issued upon exercise of outstanding options, warrants and rights set forth in this column represents, as of the end of Fiscal 2022, (a) with respect to equity compensation plans approved by security holders, the aggregate number of shares of Class C common stock that were issuable upon the exercise or settlement of outstanding time-based and performance-based options and time-based and performance-based restricted stock units, or RSUs, granted under the Stock Incentive Plan, and (b) with respect to equity compensation plans not approved by security holders, the number of shares of Class C common stock that were issuable upon the exercise of outstanding time-based options granted under the Dell Inc. Amended and Restated 2002 Long-Term Incentive Plan. The number of securities to be issued under equity compensation plans approved by security holders reported in this column consists of the aggregate number of securities that may be issued in connection with 823,325 time-based options to purchase Class C common stock, 2,001,367 performance-based options to purchase Class C common stock, 48,050,872 time-based RSUs that may be settled in Class C common stock, 11,210,120 performance-based RSUs that may be settled in Class C common stock and 65,606 time-based deferred stock units that may be settled in Class C common stock. The number of securities to be issued under equity compensation plans not approved by security holders reported in this column consists of the aggregate number of securities that may be issued in connection with 751 time-based options to purchase Class C common stock.

(3)	Weighted-average exercise prices do not reflect shares issuable in connection with the settlement of RSUs or deferred stock units, as RSUs and deferred stock units have no exercise price.

(4)

The number of securities remaining available for future issuance reported in this column with respect to equity compensation plans approved by security holders represents the aggregate number of shares of Class C common stock that were available for issuance in connection with grants of options, time-based and performance-based restricted stock, service-based and performance-based RSUs and deferred stock units, and other types of equity awards authorized under the Stock Incentive Plan. The maximum number of shares of Class C common stock issuable under the Stock Incentive Plan (subject to adjustment under the plan) is 165,465,515, which may be issued in the form of any such awards.

(5)	As of the end of Fiscal 2022, no shares remained available for future awards under the Dell Inc. Amended and Restated 2002 Long-Term Incentive Plan.

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Compensation Committee Report

The Nominating and Governance Committee of the Board of Directors of Dell Technologies Inc., acting as the compensation committee of the Board of Directors for the fiscal year ended January 28, 2022, has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on such review and discussion, the Nominating and Governance Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into Dell Technologies Inc.’s annual report on Form 10-K for the fiscal year ended January 28, 2022.

NOMINATING AND GOVERNANCE COMMITTEE

Michael S. Dell, Chair

David W. Dorman

Egon Durban

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Compensation Discussion and Analysis

CD&A Table of Contents

Introduction	30

Named Executive Officers	30

Highlights of Fiscal 2022 Performance	30

Other Important Developments in Fiscal 2022	31

Executive Compensation Philosophy and Core Objectives	31

Executive Compensation Overview	32

Individual Compensation Components	33

Other Compensation Matters	40

Introduction

This Compensation Discussion and Analysis is intended to provide our stockholders with an understanding of Dell Technologies’ compensation philosophy, its core principles, and the compensation in effect for Fiscal 2022 for our named executive officers, which we also refer to as NEOs.

Dell Technologies’ compensation programs are designed to attract, reward and retain high-quality talent and to provide appropriate incentives for achieving Dell Technologies’ financial goals and strategic objectives. Dell Technologies’ compensation programs are focused on both Company and individual performance to create a culture of meritocracy that rewards our named executive officers and other executive officers for their work in achieving performance objectives and aligns their interests with the interests of our stockholders. We emphasize performance-based variable pay programs to drive Company and individual performance and promote this alignment, and we incorporate time-based incentives to achieve targeted goals, such as attracting and retaining key talent.

Named Executive Officers

The named executive officers for Fiscal 2022 were:

Michael S. Dell Chairman and Chief Executive Officer	Thomas W. Sweet Chief Financial Officer	Jeffrey W. Clarke Co-Chief Operating Officer and Vice Chairman	Anthony Charles Whitten Co-Chief Operating Officer	William F. Scannell President, Global Sales and Customer Operations

Highlights of Fiscal 2022 Performance

During Fiscal 2022, Dell Technologies played a central role in helping our customers keep our society, our economy, and our lives moving forward. We delivered strong financial results in Fiscal 2022 despite the challenging environment by leveraging the depth and breadth of our portfolio and executing with discipline, speed and precision.

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Compensation Discussion and Analysis	Compensation of Executive Officers	Security Ownership of Certain Beneficial Owners and Management	Report of the Audit Committee	Additional Information	Annex A	Annex B

Our full-year financial results for Fiscal 2022 included the following highlights:(1)

Operating Income	Non-GAAP Operating Income	Net Income
$4.7B	$7.8B	$4.9B

up 26% over the prior year	up 12% over the prior year	up 120% from the prior year

Non-GAAP Net Income	Cash Flow from Operations	Repayment of Net Debt
$4.9B	$10.3B	≈$16.5B

up 31% over the prior year	down 10% over the prior year	achievement of an investment grade credit rating from three major credit rating agencies

(1)

The results of VMware, Inc., excluding Dell Technologies’ resale of VMware, Inc. offerings, are presented as discontinued operations in the Consolidated Statements of Income and, as such, have been excluded from results shown above. The Consolidated Statements of Cash Flows are presented on a consolidated basis for both continuing operations and discontinued operations and include VMware, Inc. cash flows through the date of the VMware Spin-off described below.

This discussion and analysis refers to non-GAAP net revenue, non-GAAP operating income and non-GAAP net income, which are financial measures not calculated in accordance with GAAP. A reconciliation of such non-GAAP financial measures to the most comparable GAAP financial measures is set forth in Annex C to this proxy statement.

Other Important Developments in Fiscal 2022

•

On November 1, 2021, the Company completed a spin-off of VMware, Inc. by means of a special stock dividend of VMware, Inc. Class A common stock to Dell Technologies stockholders, which we refer to as the VMware Spin-off. The VMware Spin-off constituted a corporate restructuring event under the terms of the Dell Technologies Inc. 2013 Stock Incentive Plan (“Stock Incentive Plan”), and consistent with the terms of the Stock Incentive Plan, the authorized share pool under the Stock Incentive Plan and stock awards that were outstanding at the time of the VMware Spin-off were adjusted using a conversion ratio based on the trading price of Dell Technologies common stock before and after the VMware Spin-off.

•

In August 2021, Dell Technologies welcomed Mr. Anthony Charles Whitten as the Company’s new Co-Chief Operating Officer, and Mr. Whitten was appointed by the Board of Directors as an executive officer. In connection with Mr. Whitten’s appointment, the Board also approved his compensation package, which is described below.

•

Dell Technologies continues to monitor the COVID-19 pandemic and its impact on our employees, customers, business partners, and communities. We are deploying return-to-site processes in certain regions based on ongoing assessments of local conditions by our management team. We will continue to monitor regional conditions and utilize remote work practices to ensure the health and safety of our employees, customers, and business partners.

Executive Compensation Philosophy and Core Objectives

The Nominating and Governance Committee (“Committee”) acts as the compensation committee of the Board and is composed of Mr. Dell, as Chair of the Committee, Egon Durban and David Dorman.

Our core compensation objectives that reinforce our strong pay-for-performance philosophy include:

•	aligning the interests of our named executive officers and other executive officers with those of Dell Technologies’ stockholders by emphasizing long-term, performance-dependent compensation;

•	creating a culture of meritocracy by linking pay to individual and Company performance;

•	providing appropriate cash or equity incentives for achieving Dell Technologies’ financial goals and strategic objectives; and

•	providing compensation opportunities that are competitive with companies with which Dell Technologies competes for executive talent.

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Compensation Discussion and Analysis	Compensation of Executive Officers	Security Ownership of Certain Beneficial Owners and Management	Report of the Audit Committee	Additional Information	Annex A	Annex B

Executive Compensation Overview

Elements of Total Compensation Package – The primary components of Dell Technologies’ compensation program for named executive officers consist of base salary, annual incentive bonuses, equity incentives that are time-based and performance-based, and limited benefits and perquisites. Dell Technologies does not target a fixed mix of pay for executive officers, but instead evaluates each executive officer individually, and may consider such factors, among others, as individual level of responsibility, market practices and internal equity considerations.

The pay breakdown reflected here does not include the CEO or NEOs onboarded in Fiscal 2022. Mr. Dell does not receive equity incentives, and 98% of Mr. Whitten’s pay is at-risk, time-based and performance-based pay.

Compensation Consultants – The Committee did not engage any compensation consultant to advise on executive officer compensation matters for Fiscal 2022. The Committee has relied on the general knowledge and experience of its members, as well as peer group data, analysis and recommendations presented by management and developed in consultation with Mercer, the external compensation consultant engaged by management. For information about management’s use of a compensation consultant, see “Proposal 1 – Election of Directors – Corporate Governance – Use of Compensation Consultant.”

Process for Evaluating and Determining Executive Officer Compensation – Dell Technologies conducts a thorough evaluation of the performance of each named executive officer and each other executive officer annually based on a number of subjective and objective factors and then makes a recommendation to the Committee regarding such officer’s compensation for the current year. After input from management, including the Chief Executive Officer and/or the Co-Chief Operating Officers, and the human resources department, the Committee determines the individual cash compensation elements and associated amounts for each executive officer other than Mr. Dell. When making individual compensation decisions for an executive officer, the Committee considers a variety of factors, including:

•	the annual performance of Dell Technologies and the executive officer’s business unit, if applicable;

•

the executive officer’s performance, experience and ability to contribute to Dell Technologies’ long-term strategic goals, including modernizing our core offerings, pursuing key growth opportunities, and making contributions towards our social impact goals;

•	the executive officer’s historical compensation;

•	internal pay equity; and

•	retention considerations.

Mr. Dell’s compensation is subject to review and approval by the Board of Directors, rather than the Committee. Equity compensation for each named executive officer is subject to review and approval by the Board of Directors.

Compensation Risk Oversight – The Committee has undertaken a review of the Company’s material compensation processes, policies and programs for all employees across the following categories: compensation mix; short-term and long-term incentive plan design; performance measures; performance slope; clawback and recoupment policies; ownership requirements and severance or change in control policies under the executive compensation programs; and oversight. Based on its review, the Committee has determined that those processes, policies and programs do not encourage unnecessary or excessive risk-taking, manipulation of financial measures to impact personal financial rewards, or behavior that focuses on short-term results at the expense of long-term value creation.

Consideration of Annual Say-On-Pay Results – At our annual meeting of stockholders in 2021, the Fiscal 2021 compensation for our named executive officers as disclosed in our proxy statement for that annual meeting received approximately 99% support in our Say-on-Pay vote. With this strong level of support in mind, the Committee continues to discuss our executive compensation program with stockholders and reviews the program for potential areas of enhancement.

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Compensation Discussion and Analysis	Compensation of Executive Officers	Security Ownership of Certain Beneficial Owners and Management	Report of the Audit Committee	Additional Information	Annex A	Annex B

Individual Compensation Components

Base Salary

We use base salary to attract and retain talented executive officers needed to manage the business. Base salaries for each named executive officer (other than Mr. Dell) are determined annually by the Committee. The base salaries of our executive officers vary based on each executive officer’s level of responsibility, performance, experience, retention considerations, historical compensation and internal equity considerations.

Mr. Dell’s base salary is established at an annual rate of $950,000 in accordance with his employment agreement. Under his employment agreement, Mr. Dell’s base salary is subject to annual review by the Board of Directors and subject to increase, but not decrease. For additional information concerning Mr. Dell’s employment agreement, see “ – Other Compensation Matters – Employment Agreements; Severance and Change-in-Control Arrangements – Employment Agreement With Michael S. Dell.”

The table below summarizes the annual base salary rate of each named executive officer for Fiscal 2022. Base salaries were increased in Fiscal 2022 for all of our NEOs who were NEOs in Fiscal 2021, except for Mr. Dell, for whom the annual rate of his base salary is determined by his employment agreement and remained unchanged. The increases were recommended by management based on an evaluation of NEO base salaries in comparison to base salaries of similarly-situated executives at our peer companies and in recognition of each executive’s contributions to the business and the Company’s broader strategic objectives. As a result of payroll processes, the actual base salaries paid for the fiscal year may vary from those shown below.

Name	Fiscal 2022 Base Salary Rate (February 2021 to March 2021) ($)	Fiscal 2022 Base Salary Rate (April 2021 to Fiscal Year End) ($)
Michael S. Dell	950,000	950,000	(1)
Thomas W. Sweet	750,000	800,000
Jeffrey W. Clarke	881,160	941,160
Anthony Charles Whitten	—	900,000	(2)
William F. Scannell	750,000	800,000

(1)

Mr. Dell’s annual base salary rate remained unchanged from Fiscal 2021, at $950,000. However, in light of the COVID-19 pandemic, Mr. Dell voluntarily agreed to forgo receipt of his base salary for a portion of Fiscal 2021. Due to the timing of the reinstatement of his salary, Mr. Dell’s actual base salary for Fiscal 2022 was $931,731.

(2)	Mr. Whitten began employment with the Company on August 16, 2021. As such, his salary was prorated, and Mr. Whitten’s actual base salary for Fiscal 2022 was $398,077.

Annual Bonus Plans

In Fiscal 2022, all of Dell Technologies’ executive officers participated in the Incentive Bonus Plan, or IBP.

Incentive Bonus Plan

The IBP is designed to align executive officer pay with Dell Technologies’ short-term financial and strategic results, while also serving to attract, retain and motivate executive officers. For each element described below, determinations are made by the Committee for the named executive officers other than Mr. Dell. For Mr. Dell, determinations are made by the Board of Directors.

IBP Formula

Eligible Earnings	×	Target Annual Incentive Opportunity	×	Corporate Performance Modifier	×	Individual Performance Modifier	=	IBP Payout

The Committee may consider the potential payout produced by the formula and such other factors as it deems appropriate, including macroeconomic conditions and significant corporate transactions, to ensure that the actual bonus payout appropriately takes into account those factors.

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IBP Target Incentive Opportunity

The Committee establishes a target incentive opportunity annually for each executive officer expressed as a percentage of eligible earnings for that fiscal year. Under his employment agreement, Mr. Dell is eligible for an annual bonus with a target opportunity equal to 200% of his base salary. For Fiscal 2022, target annual incentives for our named executive officers were as follows:

Name	Target Annual Incentive Opportunity as Percentage of Eligible Earnings(1)
Michael S. Dell	200%
Thomas W. Sweet	100%
Jeffrey W. Clarke	150%
Anthony Charles Whitten	150%
William F. Scannell	100%

(1)	Eligible earnings used to calculate annual bonuses are based on actual base salary received.

IBP Corporate Performance Modifier

The Committee establishes corporate performance measures and target goals annually. For Fiscal 2022, the designated corporate performance measures and target goals were designed to drive profitable growth and achieve strategic objectives. The Committee chose to keep the same performance measures used for the Fiscal 2021 plan, consisting of adjusted non-GAAP revenue and adjusted non-GAAP operating income, as the two performance measures for the Fiscal 2022 plan. Adjusted non-GAAP revenue and adjusted non-GAAP operating income for purposes of the IBP exclude the results of certain subsidiaries and are not the same as externally reported non-GAAP revenue or externally reported non-GAAP operating income for Dell Technologies. These measures were selected for the incentive program as key elements of our long-term financial framework. The targets for the IBP were intended to be “stretch” goals that could not be easily achieved.

The Committee retains discretion to adjust IBP measures as it determines appropriate. The Fiscal 2022 IBP goals were as follows:

Performance Measures	Weighting	Threshold	Plan (Target)	Above Plan(1)
Adjusted non-GAAP revenue (2)(4)	60%	$75.7B	$84.2B	$105.5B
Adjusted non-GAAP operating income (3)(4)	40%	$6.0B	$6.7B	$8.4B
IBP modifier (4)	—	70%	100%	175%

(1)	For Fiscal 2022, there was no cap on the IBP corporate performance modifier, which would increase on a linear basis for performance above target.

(2)

For purposes of the IBP, adjusted non-GAAP revenue generally is calculated by adjusting Dell Technologies’ net revenue as computed on a GAAP basis to exclude the impact of purchase accounting. Adjusted non-GAAP revenue for this purpose is not the same as externally reported non-GAAP revenue for Dell Technologies as the IBP measure excludes the results of certain subsidiaries.

(3)

For purposes of the IBP, adjusted non-GAAP operating income generally is calculated by adjusting Dell Technologies’ operating income as computed on a GAAP basis to exclude the impact of purchase accounting, amortization of intangibles, transaction-related expenses, stock-based compensation expense and other corporate expenses. Adjusted non-GAAP operating income for this purpose is not the same as externally reported non-GAAP operating income for Dell Technologies as the IBP measure excludes the results of certain subsidiaries.

(4)

On November 1, 2021, the Company completed the VMware Spin-off. For purposes of the IBP, planned target results for adjusted non-GAAP revenue and adjusted non-GAAP operating income were not revised for the impacts of the VMware Spin-off. As-reported amounts were therefore adjusted as necessary in order to provide a comparable basis for bonus attainment. Adjusted non-GAAP revenue and adjusted non-GAAP operating income for this purpose are not the same as externally reported non-GAAP revenue and non-GAAP operating income for Dell Technologies as the IBP measure excludes the results of certain subsidiaries.

Dell Technologies achieved strong financial results for Fiscal 2022. Dell Technologies exceeded the IBP target adjusted non-GAAP revenue goal and target adjusted non-GAAP operating income goal for Fiscal 2022. For Fiscal 2022, after excluding the results of VMware, Inc., SecureWorks Corp., RSA Security LLC, Virtustream and Boomi, Inc. in calculating the IBP corporate performance modifier, Dell Technologies achieved adjusted non-GAAP revenue of $95.3 billion and adjusted non-GAAP operating income of $8.2 billion.

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Compensation Discussion and Analysis	Compensation of Executive Officers	Security Ownership of Certain Beneficial Owners and Management	Report of the Audit Committee	Additional Information	Annex A	Annex B

Consistent with our philosophy of rewarding performance that achieves and exceeds Dell Technologies’ annual financial goals, while taking into account macroeconomic uncertainty, the Committee exercised discretion to set the final corporate performance modifier for Fiscal 2022 at 135% of target.

IBP Individual Performance Modifier

In view of the executive officers’ potential to influence corporate performance, the Committee (or, in regard to Mr. Dell, the Board of Directors) takes into account personal performance in determining executive officers’ bonus amounts, assigning each executive officer an individual modifier from 0% to 150% following the end of each fiscal year.

In determining individual performance modifiers, the Committee considered such factors as achievement of financial targets for the business, cost management, strategic and transformational objectives relating to the executive officer’s business unit or function, and ethics and compliance. The Committee also considered factors based on environmental, social and governance, or ESG, efforts, and progress made in advancing sustainability and cultivating a diverse and inclusive workforce. The Committee does not place specific weightings on any such objective, but assigns each individual executive officer an individual performance modifier based on a holistic and subjective assessment of the officer’s performance.

IBP Payouts for Fiscal 2022

Following the end of Fiscal 2022, the Board of Directors approved Mr. Dell’s bonus amount and the Committee approved the bonus amounts of the other named executive officers. The individual and corporate performance modifiers for the named executive officers are shown below along with the corresponding bonus payment amounts:

Name	Target IBP ($)	Corporate Modifier (%)	Individual Modifier (%)	Bonus Payment ($)
Michael S. Dell	1,863,462	135	100	2,515,673
Thomas W. Sweet	790,385	135	130	1,387,125
Jeffrey W. Clarke	1,394,433	135	130	2,447,230
Anthony Charles Whitten	597,116	135	120	967,327
William F. Scannell	790,385	135	130	1,387,125

Equity Incentives

Overview

Equity incentive opportunities are the most significant component of executive officer total target compensation. The provision of equity incentive opportunities is consistent with our compensation philosophy and reflects our core compensation objectives by aligning compensation with stockholders’ interests, creating a culture of meritocracy, and enhancing our ability to attract and retain executive talent.

Except for Mr. Dell, who did not receive any equity incentives, all of our NEOs who were NEOs in Fiscal 2021 received a combination of time-based and performance-based RSUs as equity incentive opportunities for Fiscal 2022. The allocation between time-based RSUs and performance-based RSUs for Fiscal 2022 remained consistent with the allocation for Fiscal 2021, with our named executive officers receiving 70% of their long-term incentive awards in the form of performance-based RSUs and 30% in the form of time-based RSUs. Information on Fiscal 2022 equity awards can be found in the Grants of Plan-Based Awards in Fiscal 2022 table.

In connection with the VMware Spin-off, consistent with the terms of the Stock Incentive Plan, the authorized share pool under the Stock Incentive Plan and stock awards that were outstanding at the time of the VMware Spin-off were adjusted using a conversion ratio of 1.968055 to 1. The adjustment, which we refer to as the VMware Spin-off Adjustment, resulted in an increase of approximately 30 million restricted stock units and 2 million stock options, and the addition of 55 million shares to the share pool under the Stock Incentive Plan. The exercise price of unexercised stock options was also adjusted in accordance with the terms of the Stock Incentive Plan using the conversion ratio of 1.968055 to 1.

In connection with Mr. Whitten’s commencement of employment with the Company and to secure his services, the Company awarded Mr. Whitten a $45 million new hire equity award in the form of time-based RSUs with five-year ratable vesting. Vesting is subject to continued service, except in the case of termination by the Company without cause, by Mr. Whitten for good reason or by reason of Mr. Whitten’s death or disability.

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Compensation Discussion and Analysis	Compensation of Executive Officers	Security Ownership of Certain Beneficial Owners and Management	Report of the Audit Committee	Additional Information	Annex A	Annex B

Except as described above with respect to Mr. Whitten’s new hire equity award, the Fiscal 2022 awards had the same vesting provisions as those granted in Fiscal 2021. Time-based RSUs vest ratably over a three-year period. Performance-based RSUs are subject to cliff vesting three years after the grant date, based on achievement measured against a combination of (1) annual financial performance measures, which are defined each year during the three-year period (collectively weighted 50%), and (2) relative total shareholder return, or rTSR, which we define as the cumulative total shareholder return measured against a peer group of companies belonging to the Standard & Poor’s Information Technology Index over a three-year performance period (also weighted 50%). We believe our use of companies in the Standard & Poor’s Information Technology Index to calculate rTSR promotes transparency and consistency, and allows for accurate measurement of the Company’s performance against a broad, capital market standard, as one of the leading companies in the technology sector.

Performance-based RSUs have a maximum vesting opportunity of up to 200% of the target number of shares. There is no guaranteed level of performance, so if performance is below threshold across each of the performance measures, the entire amount of performance-based RSUs could be forfeited. We believe our use of three one-year performance periods for financial performance measures in combination with one three-year rTSR measure effectively aligns our executives with the Company’s short-term and long-term financial goals and adjusts for potentially volatile factors outside the Company’s control.

Fiscal 2022 Performance-Based RSUs

Annual Financial Performance Measures

Annual financial performance measures are set each year and are collectively weighted at 50%. Achievement against targets is measured each year, and RSUs vest on the three-year anniversary of the grant date, subject to continued service.

		Goals ($ in billions)(1)
Performance Measure	Weight	Threshold	Plan (Target)	Above Plan (Maximum)	Results	Percentage of Target Financial Funding
Year 1 (Fiscal 2022)
Non-GAAP Revenue	30%	91.0	95.8	105.3	107.0	200%(2)
Non-GAAP Operating Income	20%	8.0	8.9	10.2	10.6
Funding Percentage		50%	100%	200%

(1)

Financial performance goals for Fiscal 2022 were approved by the Committee in March 2021 and modified in December 2021 to account for the VMware Spin-off and its impact on non-GAAP revenue and non-GAAP operating income. Financial performance results for Fiscal 2022 are not the same as externally reported results as they are not presented on a continuing operations basis. Financial performance results include VMware, Inc. results through the date of the VMware Spin-off.

(2)

Modifier is applicable to one-sixth of the Fiscal 2022 awards, reflecting a 50% weighting of annual financial performance measures for year one of the three one-year performance periods. A corresponding number of RSUs will be eligible to vest on March 15, 2024, subject to continued service.

Relative Total Shareholder Return

rTSR is measured over a three-year performance period and is weighted at 50%. RSUs vest on the three-year anniversary of the grant date, subject to continued service.

	rTSR Percentile Achieved	Percentage of Target
Maximum	≥85th percentile	200%
Target	50th percentile	100%
Threshold	25th percentile	50%

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Compensation Discussion and Analysis	Compensation of Executive Officers	Security Ownership of Certain Beneficial Owners and Management	Report of the Audit Committee	Additional Information	Annex A	Annex B

Fiscal 2021 Performance-Based RSUs

Annual Financial Performance Measures

Annual financial performance measures are set each year and are collectively weighted at 50%. Achievement against targets is measured each year, and RSUs vest on the three-year anniversary of the grant date, subject to continued service.

		Goals ($ in billions)(1)
Performance Measure	Weight	Threshold	Plan (Target)	Above Plan (Maximum)	Results	Percentage of Target Financial Funding
Year 1 (Fiscal 2021)
Non-GAAP Revenue	25%	89.3	94.0	103.4	94.4	168%(2)
Non-GAAP Operating Income	25%	10.7	9.3	8.4	10.8
Year 2 (Fiscal 2022)
Non-GAAP Revenue	30%	91.0	95.8	105.3	107.0	200%(2)
Non-GAAP Operating Income	20%	8.0	8.9	10.2	10.6
Funding Percentage		50%	100%	200%

(1)

Financial performance goals for Fiscal 2022 were approved by the Committee in March 2021 and modified in December 2021 to account for the VMware Spin-off and its impact on non-GAAP revenue and non-GAAP operating income. Financial performance results for Fiscal 2022 are not the same as externally reported results as they are not presented on a continuing operations basis. Financial performance results include VMware, Inc. results through the date of the VMware Spin-off.

(2)

Each modifier is applicable to one-sixth of the Fiscal 2021 awards, reflecting a 50% weighting of annual financial performance measures for years one and two of the three one-year performance periods. A corresponding number of RSUs will be eligible to vest on March 15, 2023, subject to continued service.

Relative Total Shareholder Return

rTSR is measured over a three-year performance period and is weighted at 50%. RSUs vest on the three-year anniversary of the grant date, subject to continued service.

	rTSR Percentile Achieved	Percentage of Target
Maximum	≥85th percentile	200%
Target	50th percentile	100%
Threshold	25th percentile	50%

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Compensation Discussion and Analysis	Compensation of Executive Officers	Security Ownership of Certain Beneficial Owners and Management	Report of the Audit Committee	Additional Information	Annex A	Annex B

Fiscal 2020 Performance-Based RSUs

Annual Financial Performance Measures

Annual financial performance measures are set each year and are collectively weighted at 50%. Achievement against targets is measured each year, and RSUs vest on the three-year anniversary of the grant date, subject to continued service.

		Goals ($ in billions)(1)
Performance Measure	Weight	Threshold	Plan (Target)	Above Plan (Maximum)	Results	Percentage of Target Financial Funding
Year 1 (Fiscal 2020)
Non-GAAP Revenue	15%	90.3	95.0	104.5	92.5	135%(2)
Non-GAAP Operating Income	35%	8.5	9.4	10.8	10.1
Year 2 (Fiscal 2021)
Non-GAAP Revenue	25%	89.3	94.0	103.4	94.4	168%(2)
Non-GAAP Operating Income	25%	10.7	9.3	8.4	10.8
Year 3 (Fiscal 2022)
Non-GAAP Revenue	30%	91.0	95.8	105.3	107.0	200%(2)
Non-GAAP Operating Income	20%	8.0	8.9	10.2	10.6
Funding Percentage		50%	100%	200%

(1)

Financial performance goals for Fiscal 2022 were approved by the Committee in March 2021 and modified in December 2021 to account for the VMware Spin-off and its impact on non-GAAP revenue and non-GAAP operating income. Financial performance results for Fiscal 2022 are not the same as externally reported results as they are not presented on a continuing operations basis. Financial performance results include VMware, Inc. results through the date of the VMware Spin-off.

(2)

Each modifier is applicable to one-sixth of the Fiscal 2020 awards, reflecting a 50% weighting of annual financial performance measures for years one, two and three of the three one-year performance periods. A corresponding number of RSUs vested on March 15, 2022.

Relative Total Shareholder Return

rTSR is measured over a three-year performance period and is weighted at 50%. RSUs vest on the three-year anniversary of the grant date, subject to continued service.

	rTSR Percentile Achieved	Percentage of Target
Maximum	≥85th percentile	200%
Target	50th percentile	100%
Threshold	25th percentile	50%
RTSR Goal Attainment
	73rd percentile	166%

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Historical Management Equity Program

Before Fiscal 2020, our executive officers other than Mr. Dell participated in the Management Equity Program, or MEP. MEP awards were made in the form of either stock option awards or full-value awards in the form of restricted stock or restricted stock units, and typically consisted of a combination of time-based vesting awards and performance-based vesting awards. The Committee’s allocation of MEP awards between time-based and performance-based awards for each executive officer varied, but generally at least one-half of an executive officer’s MEP award was in the form of a performance-based award.

Mr. Scannell, the only NEO who held an unvested MEP award in Fiscal 2022, vested fully in the final portion of his MEP performance-based full-value award in Fiscal 2022.

Vesting was based on the level of return achieved on the Dell Technologies equity investment of Mr. Dell and the SLP stockholders (as defined in Annex A to this proxy statement) in connection with our acquisition of EMC Corporation in September 2016, referred to as return on equity and determined based on an initial value of $27.50 per share of Class C common stock, subject to adjustment for certain events. Return on equity was measured on specified measurement dates or upon the occurrence of specified events related to Dell Technologies, and the number of performance-based MEP full-value shares eligible to test for vesting varied depending upon the measurement date or event. The Committee believed this vesting design aligned the interests of the executive officer with the interests of Dell Technologies’ stockholders by compensating the executive officer only if a minimum level of return on equity was achieved. The performance-based MEP full-value award was required to achieve a threshold return on equity of at least 2x in order for 25% of the award to vest and 3.5x in order for 100% of the award to vest, with ratable vesting based on achievement between the two threshold measures.

Other Compensation Components

Benefits and Perquisites

Dell Technologies provides limited benefits and perquisites to its executive officers. While such benefits and perquisites are not a significant part of Dell Technologies’ executive officer compensation on a dollar value basis, the Committee (or, with respect to Mr. Dell, the Board of Directors) believes that these elements of compensation are important to delivering a competitive package to attract and retain qualified executive officers. Benefits and perquisites include those described below.

•

Annual Physical – Dell Technologies pays for a comprehensive annual physical for each executive officer and the executive officer’s spouse or domestic partner and reimburses the executive officer’s related travel and lodging costs, each subject to an annual maximum payment of $5,000 per person.

•

Technical Support – Dell Technologies provides executive officers with computer technical support and, in some cases, certain home network equipment. The incremental cost to Dell Technologies of providing these services is limited to the cost of hardware provided and is not material.

•

Security – Dell Technologies provides executive officers with security services, including alarm installation and monitoring and, in some cases, certain home security upgrades in accordance with the recommendations of an independent security study. Mr. Dell reimburses the Company for costs related to personal security protection provided to Mr. Dell and his family.

•

Financial Counseling and Tax Preparation Services – Under the terms of his employment agreement, Mr. Dell is entitled to reimbursement for financial counseling services (including tax preparation) of up to $12,500 annually. Other executive officers are entitled to reimbursement of up to $15,000 annually for financial counseling services (including tax preparation).

•

Travel Expenses – Dell Technologies pays for reasonable travel expenses for the executive officer’s spouse or domestic partner to attend Dell Technologies-sponsored events if the travel is at the request of Dell Technologies.

•

Other – The executive officers participate in Dell Technologies’ other benefit plans on the same terms as other employees. These plans include medical, dental and life insurance benefits, and the Dell Inc. 401(k) Plan. For additional information, see “Compensation of Executive Officers – Other Benefit Plans.”

For more information about Dell Technologies’ arrangements with Mr. Dell with respect to security, travel and certain other benefits, see “Transactions With Related Persons – Transactions With Michael S. Dell and Other Related Persons.”

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Compensation Discussion and Analysis	Compensation of Executive Officers	Security Ownership of Certain Beneficial Owners and Management	Report of the Audit Committee	Additional Information	Annex A	Annex B

Other Compensation Matters

Stock Ownership Guidelines

The Board of Directors has not adopted stock ownership requirements for our directors or executive officers. The Board of Directors and the Committee believe that at this time the design of Dell Technologies’ equity compensation strategy for executive officers links the interests of executive officers closely with those of other Dell Technologies stockholders. Additionally, Mr. Dell’s ownership in the Company already reflects his full alignment with the long-term performance of Dell Technologies.

Policy on Hedging Transactions and Pledging of Securities

Dell Technologies maintains a securities trading policy that applies to our directors and employees, including executive officers and other officers, and prohibits certain activities relating to specified securities, as described below. The policy also generally applies to family members who reside with any director or employee, any other person who lives in the director’s or employee’s household, and any other family members whose transactions in securities are directed by, or subject to the influence or control of, the director or employee, as well as entities, such as a corporation, partnership or trust, controlled by the director or employee.

The activities prohibited by the policy include (1) hedging and monetization transactions that would permit any such person to continue to own the securities without the full risks and rewards of ownership, (2) transactions in put options, call options or other derivative securities on an exchange or in any other organized market and (3) the holding of the securities in a margin account or other pledging of the securities as collateral for a loan. The policy prohibits hedging and monetization transactions without regard to the means by which they are accomplished, whether through the use of financial instruments such as prepaid variable forwards, equity swaps, collars or exchange funds or otherwise, including short sales, option positions and pledges arising from certain types of hedging transactions.

The foregoing provisions of the securities trading policy apply to transactions in all securities, including equity securities, issued by Dell Technologies or specified subsidiaries, including SecureWorks Corp., that are held by any person covered by the policy. Equity securities subject to the policy include awards granted under equity compensation plans, as well as derivative securities that are not issued by the foregoing entities, such as exchange-traded put or call options or swaps relating to those entities’ securities.

The administrator of the policy has the discretion, on a case-by-case basis and in appropriate circumstances, to waive or modify the restrictions and prohibitions on the hedging and other transactions described above.

Recoupment of Compensation

Recoupment Policy for Performance-Based Compensation

If Dell Technologies restates its reported financial results, the Board of Directors will review the bonus and other cash or equity awards made to the executive officers, including the named executive officers, based on financial results during the period subject to the restatement and, to the extent practicable under applicable law, Dell Technologies will seek to recover or cancel any of these awards that were awarded as a result of achieving performance targets that would not have been met under the restated financial results.

Recoupment Provisions for Anthony Charles Whitten Sign-on Bonus

In connection with the commencement of his employment in August 2021, Mr. Whitten was granted a cash sign-on bonus of $5 million. In accordance with the terms of his sign-on bonus, if Mr. Whitten’s employment with Dell Technologies ends within the first 24 months after his hire date because he resigns without “good reason” or because he is terminated with “cause” (in each case as these terms are described below), Mr. Whitten will repay a prorated portion of the $5 million calculated based on the number of months during such 24-month period for which he was no longer employed.

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Compensation Discussion and Analysis	Compensation of Executive Officers	Security Ownership of Certain Beneficial Owners and Management	Report of the Audit Committee	Additional Information	Annex A	Annex B

Employment Agreements; Severance and Change-in-Control Arrangements

Employment Agreement With Michael S. Dell

Mr. Dell’s employment is subject to an employment agreement with Dell Technologies and Dell Inc. pursuant to which Mr. Dell serves as Chief Executive Officer and as Chairman of the Board of Directors of Dell Technologies. Under the employment agreement, Mr. Dell may resign for any or no reason or the Board of Directors may terminate him at any time for “cause” (as defined below). In addition, following a change in control of Dell Technologies (as defined below) or a qualified initial public offering (as defined in the agreement), the Board of Directors may terminate Mr. Dell for any or no reason.

Under the employment agreement, Mr. Dell is entitled to an annual base salary of $950,000 and is eligible for an annual bonus with a target opportunity equal to 200% of his base salary. Mr. Dell’s base salary is subject to annual review by the Board of Directors and subject to increase, but not decrease. Further, as discussed under “ –Individual Compensation Components – Other Compensation Components – Benefits and Perquisites,” Dell Technologies reimburses Mr. Dell for financial counseling and tax preparation up to $12,500 per year, an annual physical (for himself and his spouse) up to $5,000 per person and all travel and business expenses reasonably incurred by Mr. Dell. Dell Technologies also provides Mr. Dell and his family with business-related security protection.

As a result of his substantial stock ownership, Mr. Dell believes that he is appropriately incentivized and that his interests are appropriately aligned with stockholders’ interests. Mr. Dell did not receive any stock-based compensation from the Company in Fiscal 2022.

Mr. Dell is subject to a covenant of indefinite duration not to disclose confidential information and an obligation to assign to Dell Technologies and Dell Inc. any intellectual property created by Mr. Dell during his employment.

Under the employment agreement, “cause” is generally defined as any of the following events:

•	the conviction of Mr. Dell for a felony resulting in his incarceration; or

•

the legal incapacity of Mr. Dell to serve as (1) a director of Dell Technologies or certain subsidiaries of Dell Technologies or (2) the chief executive officer of Dell Technologies or certain subsidiaries of Dell Technologies.

Under the employment agreement, a “change in control” is generally defined as any of the following events:

•	a sale or disposition of all or substantially all of the assets of Dell Technologies and its subsidiaries, taken as a whole, to any person, entity or group;

•

any person, entity or group (other than Mr. Dell, the SLP stockholders or certain related parties) becomes the beneficial owner of capital stock representing 50% or more of the total voting power of Dell Technologies’ outstanding capital stock, other than pursuant to a merger or consolidation of Dell Technologies with or into any other entity that does not constitute a “change in control” under the following change-in-control event; or

•

any merger or consolidation of Dell Technologies with or into any other entity unless the holders of Dell Technologies’ outstanding voting securities immediately before the closing directly or indirectly beneficially own capital stock representing a majority of the total voting power of the resulting entity in substantially the same proportions as their ownership in Dell Technologies immediately before such a transaction.

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Compensation Discussion and Analysis	Compensation of Executive Officers	Security Ownership of Certain Beneficial Owners and Management	Report of the Audit Committee	Additional Information	Annex A	Annex B

Severance and Change-in-Control Arrangements With Other Named Executive Officers

Each of the other named executive officers, consisting of Messrs. Sweet, Clarke, Whitten and Scannell, has entered into a severance agreement with Dell Technologies, pursuant to which, if the executive’s employment is terminated without “cause,” or if the executive resigns for “good reason” (each as defined below), the executive will receive a severance payment equal to 300% of the executive’s then-current annual base salary. Two-thirds of this severance amount will be payable following termination of employment and the remainder will be payable on the one-year anniversary of such termination. Each of the severance agreements obligates the executive to comply with certain non-competition and non-solicitation obligations for a period of 12 months following termination of employment and also provides that each executive may not use or disclose certain confidential information of Dell Technologies as set forth in the agreement at any time during or after the executive’s employment. Mr. Whitten is entitled to receive the severance amounts described above, subject to the terms and conditions set forth above, upon a termination of employment without “cause” or for “good reason” on or after the final vesting event in 2026 of his new hire equity grant.

Unvested equity awards will be forfeited upon termination of employment, except in the case of termination due to death or disability. The awards provide no exception to this treatment in the case of a termination of employment following a change in control of Dell Technologies. In the case of termination due to death or disability, the outstanding, unvested portion of such named executive officer’s time-based vesting awards and the portion of such named executive officer’s performance-based awards for which performance has been determined will vest and the portion of such named executive officer’s performance-based awards for which performance has not been determined will vest at the target level.

Mr. Whitten’s new hire equity award will be forfeited upon termination of employment, except in the case of termination due to death, disability, without “cause,” or for “good reason,” as such terms are defined below.

Dell Technologies believes that the severance benefits it provides to the foregoing named executive officers are appropriate in light of the severance protections available to similarly-situated executive officers at companies that compete with Dell Technologies for executive talent. Dell Technologies believes the severance benefits help it to attract and retain key executives who may be presented with alternative employment opportunities that might appear to be more attractive absent these protections.

Under the severance agreements, “cause” generally is defined as any of the following events:

•	a violation of confidentiality obligations;

•	acts resulting in being charged with a criminal offense that constitutes a felony or involves moral turpitude or dishonesty;

•	conduct that constitutes gross neglect, insubordination, willful misconduct or breach of Dell Technologies’ code of conduct or the executive’s fiduciary duty; or

•	a determination that the executive violated laws relating to the workplace environment.

Under the severance agreements, “good reason” generally is defined as any of the following events, if in each case not timely cured:

•	a material reduction in base salary;

•	a material adverse change in title or reduction in authority, duties or responsibilities; or

•	a change in the executive’s principal place of work of more than 25 miles.

With respect to Mr. Whitten, “good reason” also includes the following additional events:

•	from his start date until August 15, 2024, no longer reporting to the Company’s Chief Executive Officer; or

•	from August 16, 2024 through his employment termination, no longer reporting to Mr. Dell.

Under the severance agreements, “change in control” has the meaning set forth in the Stock Incentive Plan, which generally defines the term to include any of the following events:

•

the sale or disposition, in one or a series of related transactions, to any person or group (as such term is used for purposes of Section 14(d)(2) of the Exchange Act), other than to the Sponsor Stockholders or any of their respective affiliates or to any person or group in which any of the foregoing is a member, of all or substantially all of the consolidated assets of Dell Technologies;

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•

any person or group (as such term is used for purposes of Section 14(d)(2) of the Exchange Act), other than the Sponsor Stockholders or any of their respective affiliates or any person or group in which any of the foregoing is a member, is or becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the total voting power of the outstanding shares of Dell Technologies common stock, other than as a result of any merger or consolidation that does not constitute a change in control pursuant to the event immediately set forth below;

•

any merger or consolidation of Dell Technologies with or into any other person, unless the holders of the Dell Technologies common stock immediately prior to such merger or consolidation beneficially own (within the meaning of Rule 13d-3 under the Exchange Act) a majority of the outstanding shares of the common stock (or equivalent voting securities) of the surviving or successor entity (or the parent entity thereof); or

•

prior to an initial public offering of the Class C common stock that is registered under the Securities Act of 1933, the Sponsor Stockholders and their respective affiliates cease to have the ability to cause the election of that number of members of the Board who would collectively have the right to vote a majority of the aggregate number of votes represented by all of the members of the Board, and any person or group (as such term is used for purposes of Section 14(d)(2) of the Exchange Act), other than the Sponsor Stockholders and their respective affiliates or any person or group in which any of the foregoing is a member, beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act) outstanding voting stock representing a greater percentage of voting power with respect to the general election of members of the Board than the shares of outstanding voting stock which the Sponsor Stockholders and their respective affiliates collectively beneficially own (within the meaning of Rule 13d-3 under the Exchange Act).

For purposes of this provision of the Stock Incentive Plan, the term Sponsor Stockholders refers collectively to the MD stockholders (as defined in Annex A to this proxy statement) and the SLP stockholders (as defined in Annex A to this proxy statement).

For more information about potential payments to Mr. Dell under his employment agreement and to our other named executive officers under their severance agreements, see “Compensation of Executive Officers – Potential Payments Upon Termination of Employment or Change in Control.”

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Compensation of Executive Officers

Fiscal 2022 Summary Compensation Table

The following table summarizes the total compensation paid or granted for the fiscal years indicated by Dell Technologies to the following persons, each of whom was serving as an executive officer of Dell Technologies as of January 28, 2022, which was the last day of Fiscal 2022:

•	Michael S. Dell, who served as our principal executive officer

•	Thomas W. Sweet, who served as our principal financial officer

•	Jeffrey W. Clarke, Anthony Charles Whitten and William F. Scannell, who are our three other most highly compensated executive officers

We refer to these executive officers as our named executive officers.

Name and principal position	Fiscal Year	Salary ($)		Bonus ($)		Stock awards ($)(1)		Non-equity incentive plan compensation ($)(2)	All other compensation ($)	Total ($)
Michael S. Dell Chairman and Chief Executive Officer	2022	931,731	(3)	—		—		2,515,673	19,943	3,467,347
	2021	255,769	(4)	—		—		665,000	9,646	930,415
	2020	950,000		—		—		2,394,000	15,058	3,359,058
Thomas W. Sweet Chief Financial Officer	2022	790,385		—		8,393,267	(5)	1,387,125	41,530	10,612,307
	2021	750,000		—		5,241,221		1,267,500	44,472	7,303,193
	2020	732,692		—		5,354,646		1,153,990	45,705	7,287,033
Jeffrey W. Clarke Co-Chief Operating Officer and Vice Chairman	2022	929,622		—		13,837,995	(5)	2,447,230	45,706	17,260,553
	2021	881,160		—		12,637,502		1,489,160	49,847	15,057,669
	2020	860,391		—		7,072,202		1,355,115	46,391	9,334,099
Anthony Charles Whitten Co-Chief Operating Officer	2022	398,077	(6)	5,000,000	(7)	44,999,984	(8)	967,327	61,524	51,426,912

William F. Scannell President, Global Sales and Customer Operations	2022	790,385		545	(9)	8,393,267	(5)	1,387,125	40,428	10,611,750
	2021	750,000		—		10,241,206		1,072,500	39,720	12,103,426
	2020	732,692		4,666,667		13,640,018		877,033	27,239	19,943,649

(1)

Stock award values represent both time-based and performance-based RSUs. To estimate the fair value of performance-based RSUs containing a market condition, the Company uses the Monte Carlo valuation model. The assumptions used to calculate this type of fair value are incorporated herein by reference to Note 16 to our consolidated financial statements in our annual report on Form 10-K for the fiscal year ended January 28, 2022, filed with the SEC on March 24, 2022, which we refer to as our 2022 Form 10-K. The fair value of all other stock awards is generally based on the closing price of the Class C common stock price as reported on the NYSE on the grant date or the trade date immediately preceding the grant date, if the grant date falls on a non-trading day.

(2)	Amounts represent payments under the IBP.

(3)

Mr. Dell’s annual base salary rate remained unchanged from Fiscal 2020, at $950,000. Due to the timing of the reinstatement of his salary, Mr. Dell’s actual base salary for Fiscal 2022 was $931,731. See note 4 below.

(4)

Amount reflects Mr. Dell’s voluntary agreement to forgo receipt of his base salary for a portion of Fiscal 2021 in light of the COVID-19 pandemic and represents Mr. Dell’s paid salary as a result of such agreement.

(5)

Stock awards represent March 2021 grants consisting of (a) time-based RSUs, (b) performance-based RSUs based on rTSR for the three-year period from Fiscal 2022 through Fiscal 2024, and (c) performance-based RSUs based on Fiscal 2022 non-GAAP revenue and non-GAAP operating income for Dell Technologies, as adjusted for the VMware Spin-off. Stock awards also include portions of performance-based RSUs granted in March 2020 and March 2019 based on Fiscal 2022 non-GAAP revenue and non-GAAP operating income for Dell Technologies, as adjusted for the VMware Spin-off.

(6)	Amount represents Mr. Whitten’s prorated salary from his commencement of employment with the Company on August 16, 2021 through the end of Fiscal 2022.

(7)	Represents new hire cash sign-on bonus paid upon commencement of employment.

(8)	Stock award shown reflects new hire award consisting of time-based RSUs granted in August 2021.

(9)	Represents Inspire Service award points to celebrate 35 years of service with the Company.

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Compensation Discussion and Analysis	Compensation of Executive Officers	Security Ownership of Certain Beneficial Owners and Management	Report of the Audit Committee	Additional Information	Annex A	Annex B

All Other Compensation Table

The following table summarizes the information included in the All Other Compensation column for Fiscal 2022 in the Fiscal 2022 Summary Compensation Table.

Name	Retirement plans matching contribution ($)	Benefit plans ($)	Annual physical ($)	Security ($)		Imputed income(1) ($)	Other ($)		Total ($)
Michael S. Dell	11,885	8,058	—	—		—	—		19,943
Thomas W. Sweet	7,731	11,484	—	227		1,408	20,680	(2)	41,530
Jeffrey W. Clarke	7,731	7,482	4,705	—		1,130	24,658	(3)	45,706
Anthony Charles Whitten	2,077	1,104	—	33,343	(4)	—	25,000	(5)	61,524
William F. Scannell	7,731	7,790	4,743	—		—	20,164	(6)	40,428

(1)

Represents the incremental cost of personal travel or travel by spouses and attendance by the executive officers and spouses at Dell Technologies-sponsored events, as applicable. For additional information, see “Compensation Discussion and Analysis – Individual Compensation Components – Other Compensation Components – Benefits and Perquisites.”

(2)	Represents tax and financial planning expenses of $15,000 and contribution by Dell Technologies to match the executive officer’s charitable contribution of $5,680.

(3)

Represents tax and financial planning expenses of $15,000, contribution by Dell Technologies to match the executive officer’s charitable contribution of $8,768, fitness program reimbursements of $300 and earnings under the activity perquisites programs of $590.

(4)

Amount represents cost of security services provided in connection with Mr. Whitten’s onboarding, which services are consistent with those provided to other NEOs and were based on the recommendations of an independent security study.

(5)	Represents tax and financial planning expenses of $15,000 and contribution by Dell Technologies to match the executive officer’s charitable contribution of $10,000.

(6)

Represents tax and financial planning expenses of $15,000, contribution by Dell Technologies to match the executive officer’s charitable contribution of $5,000 and $164 to cover tax payments related to Mr. Scannell’s Inspire Service award.

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Compensation Discussion and Analysis	Compensation of Executive Officers	Security Ownership of Certain Beneficial Owners and Management	Report of the Audit Committee	Additional Information	Annex A	Annex B

Grants of Plan-Based Awards in Fiscal 2022

The following table sets forth certain information about grants of plan-based awards that Dell Technologies made to the named executive officers during Fiscal 2022. For more information about the plans under which these awards were granted, see “Compensation Discussion and Analysis – Individual Compensation Components – Annual Bonus Plans – Incentive Bonus Plan” and “ – Equity Incentives.”

				Estimated future payouts under non-equity incentive plan awards(3)			Estimated future payouts under equity incentive plan awards(4)(5)			All other stock awards: Number of shares of stock or units (#)(5)		Grant date fair value of stock and option awards ($)
Name	Type of award(1)	Grant date	Award date(2)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Michael S. Dell	IBP	—	—	—	1,863,462	—	—	—	—	—		—
Thomas W. Sweet	IBP	—	—	—	790,385	—	—	—	—	—		—
	PSU-rTSR(6)	3/15/2021	3/15/2021	—	—	—	23,141	46,281	92,562	—		3,151,394
	PSU-FIN(7)	3/15/2021	3/15/2021	—	—	—	7,714	15,428	30,856	—		700,042
	PSU-FIN(7)	3/15/2021	3/15/2020	—	—	—	19,159	38,317	76,634	—		1,738,624
	PSU-FIN(7)	3/15/2021	3/15/2019	—	—	—	11,054	22,108	44,216	—		1,003,145
	RSU	3/15/2021	—	—	—	—	—	—	—	39,671	(8)	1,800,062
Jeffrey W. Clarke	IBP	—	—	—	1,394,433	—	—	—	—	—		—
	PSU-rTSR(6)	3/15/2021	3/15/2021	—	—	—	40,781	81,561	163,122	—		5,553,701
	PSU-FIN(7)	3/15/2021	3/15/2021	—	—	—	13,595	27,189	54,378	—		1,233,694
	PSU-FIN(7)	3/15/2021	3/15/2020	—	—	—	28,137	56,273	112,546	—		2,553,373
	PSU-FIN(7)	3/15/2021	3/15/2019	—	—	—	14,601	29,201	58,402	—		1,324,988
	RSU	3/15/2021	—	—	—	—	—	—	—	69,912	(8)	3,172,239
Anthony Charles Whitten	IBP	—	—	—	597,116	—	—	—	—	—		—
	RSU	8/16/2021	—	—	—	—	—	—	—	888,735	(9)	44,999,984
William F. Scannell	IBP	—	—	—	790,385	—	—	—	—	—		—
	PSU-rTSR(6)	3/15/2021	3/15/2021	—	—	—	23,141	46,281	92,562	—		3,151,394
	PSU-FIN(7)	3/15/2021	3/15/2021	—	—	—	7,714	15,428	30,856	—		700,042
	PSU-FIN(7)	3/15/2021	3/15/2020	—	—	—	19,159	38,317	76,634	—		1,738,624
	PSU-FIN(7)	3/15/2021	3/15/2019	—	—	—	11,054	22,108	44,216	—		1,003,145
	RSU	3/15/2021	—	—	—	—	—	—	—	39,671	(8)	1,800,062

(1)	Of the awards shown in the table:

•	“IBP” refers to the Incentive Bonus Plan.

•	“PSU–rTSR” refers to Fiscal 2022 performance-based stock units eligible to vest based on achievement measured against the rTSR performance goal for Fiscal 2022-2024.

•	“PSU–FIN” refers to Fiscal 2022 performance-based stock units eligible to vest based on achievement measured against financial performance goals for Fiscal 2022. See note 5 below.

•	“RSU” refers to time-based restricted stock units.

(2)

This column reflects the date on which the Committee approved all material terms of each grant of performance-based stock units, except performance targets for subsequent fiscal years, which were approved at the later date reflected in the “Grant date” column. For financial reporting purposes, awards are measured at fair value on the grant date as defined by FASB ASC Topic 718.

(3)

Each named executive officer participated in the IBP. Awards under this plan were funded at 135% based on the corporate modifier. An individual modifier was applied for Messrs. Sweet, Clarke, Whitten and Scannell.

(4)

The amounts shown in the Threshold, Target and Maximum columns reflect the minimum, target and maximum number, respectively, of Fiscal 2022 performance-based stock units that are eligible to vest subject to the achievement of Fiscal 2022-2024 performance goals. The threshold number of shares is 50% of the target number of shares and the maximum number of shares is 200% of the target number of shares. If any of these units become eligible to vest, they will vest in Fiscal 2024. For more information about these performance-based stock units, see “Compensation Discussion and Analysis – Individual Compensation Components – Equity Incentives – Fiscal 2022 Performance-Based RSUs.”

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(5)	The amounts shown represent the number of shares following the VMware Spin-off Adjustment.

(6)

The amounts shown represent the shares subject to restricted stock unit awards that may be eligible to vest based on rTSR for Fiscal 2022-2024. The weighted-average grant date fair value is $68.09 and was determined utilizing a Monte Carlo valuation model and was adjusted in connection with the VMware Spin-off using a 1.968055 conversion ratio.

(7)

The amounts shown represent the shares subject to RSUs that may be eligible to vest upon achievement of the financial performance goals of non-GAAP revenue and non-GAAP operating income for Fiscal 2022 only. The grant date fair value is $45.37 and was based on the closing price of the Class C common stock as reported on the NYSE on March 15, 2021 and adjusted in connection with the VMware Spin-off using a 1.968055 conversion ratio. Achievement with respect to these restricted stock units was fixed at 200% of the target number of shares covered by the awards based on performance for Fiscal 2022. The Fiscal 2023 financial performance goals were approved in March 2022 and will be presented in the proxy statement for the 2023 annual meeting of stockholders. The Fiscal 2024 financial targets, for the March 2021 award, will be approved in Fiscal 2023 and will be presented in the proxy statement for the 2024 annual meeting of stockholders.

(8)	One-third of these units vested on March 15, 2022 and the remaining two-thirds will vest in equal installments on March 15, 2023 and March 15, 2024.

(9)	These RSUs will vest in equal installments of 20% each on August 16, 2022, August 16, 2023, August 16, 2024, August 16, 2025 and August 16, 2026.

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Compensation Discussion and Analysis	Compensation of Executive Officers	Security Ownership of Certain Beneficial Owners and Management	Report of the Audit Committee	Additional Information	Annex A	Annex B

Outstanding Equity Awards at End of Fiscal 2022

The following table sets forth certain information about outstanding stock awards held as of the end of Fiscal 2022 by the named executive officers.

		Stock Awards
Name	Award Date and Award Type	Number of shares or units of stock that have not vested(1) (#)		Market value of shares or units of stock held that have not vested(2) ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested(1) (#)		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested(2) ($)
Michael S. Dell	—	—		—	—		—
Thomas W. Sweet	3/15/2019 RSU	18,951	(3)	1,065,804	—		—
	3/15/2019 PSU-FIN	111,212	(4)	6,254,563	—		—
	3/15/2019 PSU-rTSR	—		—	66,332	(9)	3,730,512
	3/15/2020 RSU	65,692	(5)	3,694,518	—		—
	3/15/2020 PSU-FIN	141,027	(6)	7,931,359	38,315	(6)	2,154,835
	3/15/2020 PSU-rTSR	—		—	114,962	(10)	6,465,463
	3/15/2021 RSU	39,671	(7)	2,231,097	—		—
	3/15/2021 PSU-FIN	30,856	(8)	1,735,341	30,853	(8)	1,735,173
	3/15/2021 PSU-rTSR	—		—	46,281	(11)	2,602,843
	Total	407,409		22,912,682	296,743		16,688,826
Jeffrey W. Clarke	3/15/2019 RSU	25,030	(3)	1,407,687	—		—
	3/15/2019 PSU-FIN	146,885	(12)	8,260,812	—		—
	3/15/2019 PSU-rTSR	—		—	87,608	(9)	4,927,074
	3/15/2020 RSU	96,477	(5)	5,425,867	—		—
	8/20/2020 RSU	131,951	(13)	7,420,924	—		—
	3/15/2020 PSU-FIN	207,114	(6)	11,648,091	56,270	(6)	3,164,625
	3/15/2020 PSU-rTSR	—		—	168,834	(10)	9,495,224
	3/15/2021 RSU	69,912	(7)	3,931,851	—		—
	3/15/2021 PSU-FIN	54,378	(8)	3,058,219	54,374	(8)	3,057,994
	3/15/2021 PSU-rTSR	—		—	81,561	(11)	4,586,990
	Total	731,747		41,153,451	448,647		25,231,907
Anthony Charles Whitten	8/16/2021 RSU	888,735	(14)	49,982,456	—		—
William F. Scannell	3/15/2019 RSU	18,951	(3)	1,065,804	—		—
	12/9/2019 RSU	165,208	(15)	9,291,298	—		—
	3/15/2019 PSU-FIN	111,212	(4)	6,254,563	—		—
	3/15/2019 PSU-rTSR	—		—	66,332	(9)	3,730,512
	3/15/2020 RSU	65,592	(5)	3,694,518	—		—
	8/20/2020 RSU	131,951	(13)	7,420,924	—		—
	3/15/2020 PSU-FIN	141,027	(6)	7,931,359	38,315	(6)	2,154,835
	3/15/2020 PSU-rTSR	—		—	114,962	(10)	6,465,463
	3/15/2021 RSU	39,671	(7)	2,231,097	—		—
	3/15/2021 PSU-FIN	30,856	(8)	1,735,341	30,853	(8)	1,735,173
	3/15/2021 PSU-rTSR	—		—	46,281	(11)	2,602,843
	Total	704,568		39,624,904	296,743		16,688,826

(1)

The units shown represent the number of RSUs following the VMware Spin-off Adjustment, and, if applicable, earned performance achievement units. Incremental RSUs granted during Fiscal 2022 due to the equitable adjustment are summarized as follows:

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Compensation Discussion and Analysis	Compensation of Executive Officers	Security Ownership of Certain Beneficial Owners and Management	Report of the Audit Committee	Additional Information	Annex A	Annex B

	VMware Spin-off Adjustment
Name	Number of shares or units of stock that have not vested (#)	Number of unearned shares, units or other rights that have not vested (#)	Total
Michael S. Dell	—	—	—
Thomas W. Sweet	163,089	145,963	309,052
Jeffrey W. Clarke	304,520	220,683	525,203
Anthony Charles Whitten	437,155	—	437,155
William F. Scannell	309,257	145,963	455,220

(2)

The dollar amounts shown are determined by multiplying the number of shares or units shown by $56.24, the closing price of Dell Technologies Class C common stock as reported on the NYSE on January 28, 2022, the last trading day of Dell Technologies’ fiscal year.

(3)	These shares vested on March 15, 2022.

(4)	Following the completion of the final achievement measurement, 111,212 shares vested on March 15, 2022.

(5)	One-half of these shares vested on March 15, 2022 and the remaining shares will vest on March 15, 2023, subject to continued service.

(6)	These awards will vest on March 15, 2023, subject to performance and continued service.

(7)	One-third of the shares subject to these RSUs vested on March 15, 2022 and the remaining two-thirds will vest in equal installments on March 15, 2023 and March 15, 2024, subject to continued service.

(8)	This award will vest on March 15, 2024, subject to performance and continued service.

(9)	Based on the achievement of the rTSR performance goal for the period March 15, 2019 to March 14, 2022, 166% of the target RSUs as adjusted for the VMware Spin-off vested on March 15, 2022.

(10)	These awards will vest on March 15, 2023, subject to rTSR performance for the Fiscal 2021-2023 period and continued service.

(11)	These awards will vest on March 15, 2024, subject to rTSR performance for the Fiscal 2022-2024 period and continued service.

(12)	Following the completion of the final achievement measurement, 146,885 shares vested on March 15, 2022.

(13)	49,481 shares will vest on August 20, 2022 and 82,470 shares will vest on August 20, 2023, subject to continued service.

(14)	These RSUs will vest in equal installments of 20% each on August 16, 2022, 2023, 2024, 2025 and 2026, subject to continued service.

(15)	This award will vest on December 9, 2022, subject to continued service.

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Compensation Discussion and Analysis	Compensation of Executive Officers	Security Ownership of Certain Beneficial Owners and Management	Report of the Audit Committee	Additional Information	Annex A	Annex B

Option Exercises and Stock Vested

The following table sets forth certain information about option exercises and vesting of restricted stock or restricted stock units during Fiscal 2022 for each of the named executive officers on an aggregate basis.

	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)(1)	Number of shares acquired on vesting (#)		Value realized on vesting ($)(2)
Michael S. Dell	—	—	—		—
Thomas W. Sweet	881,818	72,444,550	26,321		2,337,831
Jeffrey W. Clarke	113,946	7,212,998	53,992		4,919,608
Anthony Charles Whitten	—	—	—		—
William F. Scannell	—	—	409,564	(3)	33,150,439

(1)	Represents the difference between the exercise price and the price of our Class C common stock, as reported on the NYSE, at the time of exercise for each option.

(2)

Represents the closing price of our Class C common stock as reported on the NYSE on the immediately preceding trading date, multiplied by the number of shares of stock vesting on the applicable vesting date.

(3)

Includes 201,272 shares of the final portion of Mr. Scannell’s MEP performance-based full-value award and 83,945 time-based RSUs (165,209 RSUs following the VMware Spin-off Adjustment) which vested subsequent to the VMware Spin-off.

Stock Incentive Plan

The purpose of the Dell Technologies Inc. 2013 Stock Incentive Plan (as amended and restated as of July 9, 2019), which we refer to as the Stock Incentive Plan, is to aid Dell Technologies in recruiting and retaining employees, directors and other service providers of outstanding ability and to motivate these persons to exert their best efforts on behalf of the Company by providing incentives through the granting of stock-based awards with respect to shares of Class C common stock and the granting of cash-denominated awards.

The Stock Incentive Plan authorizes the issuance of an aggregate of 165.5 million shares of the Company’s Class C common stock including approximately 55 million shares automatically added to the share pool pursuant to the equitable adjustment provisions relating to the VMware Spin-off. As of January 28, 2022, there were approximately 46 million shares of Class C common stock available for future grants under the Stock Incentive Plan.

Employees, consultants, non-employee directors, and other service providers of the Company and its affiliates approved by the Committee are eligible to receive stock awards under the Stock Incentive Plan, subject to certain limits provided by law with respect to the granting of incentive stock options. The Committee has the full authority to determine who will be granted awards under the Stock Incentive Plan.

The Stock Incentive Plan provides for the grant of any of the following types of stock awards (or any combination thereof): options to purchase shares (incentive or nonqualified); stock appreciation rights to acquire shares; or other stock-based awards providing for the delivery of shares. Other stock-based awards the Company may grant include restricted stock, restricted stock units, deferred stock units and dividend equivalent rights.

Shares of Class C common stock acquired pursuant to awards granted under the Stock Incentive Plan are subject to transfer restrictions set forth in the Stock Incentive Plan.

If Dell Technologies undergoes a change in control, as defined in the Stock Incentive Plan, the Committee, at its discretion, may accelerate the vesting or cause any restrictions to lapse with respect to outstanding awards, may cancel such awards for fair value, or may provide for the issuance of substitute awards.

Subject to certain limitations specified in the Stock Incentive Plan, the Board of Directors may amend or terminate the Stock Incentive Plan. Unless earlier terminated, the Stock Incentive Plan will terminate ten years following its effective date, or October 29, 2023, but any awards outstanding under the Stock Incentive Plan as of the termination date will remain outstanding in accordance with their terms.

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Compensation Discussion and Analysis	Compensation of Executive Officers	Security Ownership of Certain Beneficial Owners and Management	Report of the Audit Committee	Additional Information	Annex A	Annex B

Other Benefit Plans

401(k) Retirement Plans

During Fiscal 2022, all named executive officers were eligible to participate in the Dell Inc. 401(k) Plan and receive matching contributions of up to 6% of the participant’s eligible compensation, up to a maximum amount for the Dell Inc. 401(k) Plan year. Participants in the Dell Inc. 401(k) Plan may invest their contributions and the matching contributions in a variety of investment choices.

Deferred Compensation Plans

Dell Technologies maintains a nonqualified deferred compensation plan pursuant to which designated managerial or highly compensated employees, including the named executive officers, may elect to defer the receipt of a portion of the base salaries and/or cash bonuses that they otherwise would have received when earned.

Dell Technologies does not make any matching or other contributions under the plan. The plan is intended to give participants the ability to defer receipt of certain income to a later date, which may be an attractive tax planning feature and the availability of which assists in the attraction and retention of executive talent. Participants’ account balances reflect gains and losses in the plan’s investment funds.

The following table shows the executive contributions, earnings and account balances in the deferred compensation plans for the named executive officers for Fiscal 2022.

Fiscal 2022 Nonqualified Deferred Compensation Table

Name	Executive contributions in last FY ($)	Registrant contributions in last FY ($)	Aggregate earnings in last FY ($)(1)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last FYE ($)
Michael S. Dell	—	—	—	—	—
Thomas W. Sweet	—	—	—	—	—
Jeffrey W. Clarke	—	—	—	—	—
Anthony Charles Whitten	—	—	—	—	—
William F. Scannell	—	—	(34)	—	27,699

(1)	The aggregate earnings have been reduced to reflect the deduction of an annual administrative fee of $37.

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Compensation Discussion and Analysis	Compensation of Executive Officers	Security Ownership of Certain Beneficial Owners and Management	Report of the Audit Committee	Additional Information	Annex A	Annex B

Potential Payments Upon Termination of Employment or Change in Control

The following table sets forth the amount of compensation that would become payable to each named executive officer under existing plans and arrangements if one of the events described in the table had occurred on January 28, 2022, based on the named executive officer’s compensation as of such date and, if applicable, based on the amount of outstanding stock-based awards held by the named executive officer as of such date and the fair market value as of such date of the Class C common stock. These benefits are in addition to benefits available before the occurrence of any termination of employment or change in control of Dell Technologies, including then-exercisable stock options, and benefits available generally to salaried employees, such as distributions under the Dell Inc. 401(k) Plan. In addition, in connection with any actual termination of employment or change-in-control transaction, Dell Technologies may determine to enter into an agreement or to establish an arrangement providing additional benefits or amounts, or altering the terms of benefits described below, as the Board of Directors determines appropriate.

The actual amounts that would be paid upon a named executive officer’s termination of employment or in connection with a change in control can be determined only at the time of any such event. Because of the number of factors that affect the nature and amount of any benefits, any actual amounts paid or distributed may be higher or lower than reported below. Factors that could affect these amounts include the timing during the year of any such event, the named executive officer’s current position and salary, the amount of stock-based awards held by the named executive officer and the fair market value of the Class C common stock.

For information about the events that constitute a “change in control” under Mr. Dell’s employment agreement, see “Compensation Discussion and Analysis – Other Compensation Matters – Employment Agreements; Severance and Change-in-Control Arrangements – Employment Agreement With Michael S. Dell.” For information about the events that constitute a “change in control” or a qualifying termination of employment under the severance agreements with the other named executive officers, see “Compensation Discussion and Analysis – Other Compensation Matters – Employment Agreements; Severance and Change-in-Control Arrangements – Severance and Change-in-Control Arrangements With Other Named Executive Officers.”

Name	Severance payment(1) ($)	Acceleration benefit upon death or disability(2) ($)	Acceleration upon change in control ($)	Acceleration upon change in control and qualifying termination(3) ($)	Acceleration upon qualifying termination(3) ($)
Michael S. Dell	—	—	—	—	—
Thomas W. Sweet	2,400,001	39,601,508	—	—	—
Jeffrey W. Clarke	2,823,480	66,385,359	—	—	—
Anthony Charles Whitten	2,700,000	49,982,456	—	49,982,456	49,982,456
William F. Scannell	2,400,001	56,313,713	—	—	—

(1)	Represents estimated lump sum severance payments payable by Dell Technologies.

(2)

Represents the value of unvested restricted shares that are subject to vesting acceleration in the event of death or permanent disability, based on the closing price of $56.24 of the Class C common stock on January 28, 2022 as reported on the NYSE.

(3)

In the case of a material reduction in Mr. Whitten’s authority, duties or responsibilities directly related to the occurrence of a change in control, employment may not be terminated for good reason until the first date that follows the six-month anniversary of such change in control.

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Compensation Discussion and Analysis	Compensation of Executive Officers	Security Ownership of Certain Beneficial Owners and Management	Report of the Audit Committee	Additional Information	Annex A	Annex B

Pay Ratio Disclosure

In accordance with SEC rules, we are providing the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee, excluding our CEO. For Fiscal 2022, as determined under Item 402 of the SEC’s Regulation S-K, the annual total compensation for our CEO was $3,467,347, the annual total compensation for our median employee was $70,562, and the ratio of our CEO’s annual total compensation to our median employee’s annual total compensation for Fiscal 2022 was 49 to 1.

Based on the Company’s belief that there have not been any changes to our workforce, our employee compensation arrangements, or the Fiscal 2021 median employee’s circumstances that would result in a significant change to the pay ratio, we used the same median employee used for our Fiscal 2021 pay ratio calculation to calculate our Fiscal 2022 pay ratio. In identifying our median employee, we calculated annual total target cash compensation of each employee as of November 13, 2020 for the 12-month period that ended on January 29, 2021. Total target cash compensation for this purpose consisted of base salary and target annual bonus and commission incentive and was calculated using internal human resources records. As of November 13, 2020, we employed 122,760 people worldwide. For our employees who were paid in currency other than U.S. dollars, these amounts were converted into U.S. dollars at the applicable exchange rate on December 31, 2021. We annualized the compensation for full-time and part-time employees that were not employed by us for all of Fiscal 2021. We did not make cost-of-living adjustments or any other assumptions, adjustments or estimates.

We believe the ratio presented above is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

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Report of the Audit Committee

The Audit Committee assists the Board of Directors in its oversight of the financial reporting process of Dell Technologies Inc. (the “Company”). The Audit Committee’s responsibilities are more fully described in its charter, which is accessible on the Company’s website.

Management has the primary responsibility for the preparation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures. The Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion thereon.

The Audit Committee reports that it has:

•	reviewed and discussed with the Company’s management the audited consolidated financial statements for the fiscal year ended January 28, 2022;

•	discussed with PwC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC;

•

received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence from the Company; and

•

based on the review and discussions referred to herein, recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended January 28, 2022, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

William D. Green, Chair

Ellen J. Kullman

Lynn Vojvodich Radakovich

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Security Ownership of Certain Beneficial Owners and Management

The following table presents as of April 28, 2022, except as otherwise indicated below, certain information based on our records and filings with the SEC regarding the beneficial ownership of our common stock by:

•	each director and director nominee;

•	each executive officer named in the Fiscal 2022 Summary Compensation Table under “Compensation of Executive Officers”;

•	all of our directors and executive officers as a group; and

•	each person known by us to own beneficially more than 5% of the outstanding shares of any class of our common stock.

We are authorized under our certificate of incorporation to issue shares of the following classes of common stock that were outstanding as of April 28, 2022:

•	600,000,000 shares of Class A common stock, of which 378,480,523 shares were issued and outstanding as of April 28, 2022;

•	200,000,000 shares of Class B common stock, of which 95,350,227 shares were issued and outstanding as of April 28, 2022; and

•	7,900,000,000 shares of Class C common stock, of which 274,315,114 shares were issued and outstanding as of April 28, 2022.

The Class C common stock is registered under the Exchange Act and listed on the NYSE. No other class of our common stock is registered under the Exchange Act or listed on any securities exchange.

The calculation of beneficial ownership is made in accordance with SEC rules. Under such rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. Beneficial ownership as of any date includes any shares as to which a person has the right to acquire voting or investment power as of such date or within 60 days thereafter through the exercise of any stock option or other right or the vesting of any RSU, without regard to whether such right expires before the end of such 60-day period or continues thereafter. Under our certificate of incorporation, any holder of Class A common stock or Class B common stock has the right at any time to convert all or any of the shares of such Class A common stock or Class B common stock into shares of Class C common stock on a one-to-one basis. The numbers of shares beneficially owned and applicable percentage ownership amounts set forth in the following table under the heading “Class C Common Stock” do not reflect conversion of any shares of Class A common stock or Class B common stock into shares of Class C common stock. If two or more persons share voting power or investment power with respect to specific securities, all of such persons may be deemed to be beneficial owners of such securities.

The percentage of beneficial ownership as to any person as of April 28, 2022 (except as otherwise indicated below) is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power as of or within 60 days after April 28, 2022, by the sum of the number of shares outstanding as of April 28, 2022 plus the number of shares as to which such person has the right to acquire voting or investment power as of or within 60 days after April 28, 2022. Consequently, the denominator used for calculating such percentage may be different for each beneficial owner. Except as otherwise indicated below and under applicable community property laws, Dell Technologies believes that the beneficial owners of the common stock listed below, based on information furnished by the beneficial owners in SEC filings or otherwise, have sole voting and investment power with respect to the shares shown.

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Compensation of Executive Officers	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

	Class A Common Stock		Class B Common Stock		Class C Common Stock		Percentage Ownership of All Outstanding Dell Technologies Common Stock
Name of Beneficial Owner	Number	Percent(1)	Number	Percent(1)	Number	Percent(1)
Executive Officers and Directors:
Michael S. Dell (2)	345,834,081	91.4%	—	—	5,951,255	2.2%	47.0%
Thomas W. Sweet	—	—	—	—	198,387	*	*
Jeffrey W. Clarke (3)	—	—	—	—	644,549	*	*
David W. Dorman (4)	—	—	—	—	175,779	*	*
Egon Durban	—	—	—	—	—	—	—
David Grain (5)	—	—	—	—	6,147	*	*
William D. Green (6)	—	—	—	—	300,186	*	*
Ellen J. Kullman (7)	—	—	—	—	321,292	*	*
Simon Patterson	—	—	—	—	—	—	—
William F. Scannell	—	—	—	—	—	—	—
Lynn Vojvodich Radakovich (8)	—	—	—	—	78,392	*	*
Anthony Charles Whitten	—	—	—	—	—	—	—
All directors and executive officers as a group (16 persons) (9)	345,834,081	91.4%	—	—	8,103,471	2.9%	47.3%
Other Stockholders:
SLD Trust (10)	32,390,896	8.6%	—	—	—	—	4.3%
SLP Stockholders (11)	—	—	95,350,227	100%	84,058	*	12.8%
Dodge & Cox (12)	—	—	—	—	33,476,762	12.2%	4.5%
BlackRock, Inc. (13)	—	—	—	—	20,380,718	7.4%	2.7%
The Vanguard Group (14)	—	—	—	—	17,196,572	6.3%	2.3%

*	Less than 1%.

(1)

Represents the percentage of Class A common stock, Class B common stock or Class C common stock beneficially owned by each stockholder included in the table based on the number of shares of each such class outstanding as of April 28, 2022 and without giving effect to the conversion of any shares of Class A common stock or Class B common stock into shares of Class C common stock, as described in the introduction to this table.

(2)

The shares of Class A common stock shown as beneficially owned by Mr. Dell do not include 32,390,896 shares of Class A common stock beneficially owned by Susan Lieberman Dell Separate Property Trust (the “SLD Trust”) and Susan L. Dell, of which Mr. Dell may be deemed the beneficial owner. Mr. Dell’s address is c/o Dell Technologies Inc., One Dell Way, Round Rock, Texas 78682.

(3)

The shares of Class C common stock shown as beneficially owned by Mr. Clarke include 200,000 shares of Class C common stock held by family trusts of which Mr. Clarke and his spouse serve as co-managing trustees, as to which Mr. Clarke has shared voting power and shared dispositive power.

(4)

The shares of Class C common stock shown as beneficially owned by Mr. Dorman include 4,255 shares of Class C common stock that Mr. Dorman will acquire upon the vesting of restricted stock units as of or within 60 days after April 28, 2022 and 16,252 shares of Class C common stock issuable pursuant to deferred stock units.

(5)

The shares of Class C common stock shown as beneficially owned by Mr. Grain include 6,147 shares of Class C common stock issuable pursuant to deferred stock units that will vest as of or within 60 days after April 28, 2022.

(6)

The shares of Class C common stock shown as beneficially owned by Mr. Green include 272,736 shares of Class C common stock that Mr. Green may acquire upon the exercise of vested stock options and 4,255 shares of Class C common stock that Mr. Green will acquire upon vesting of restricted stock units as of or within 60 days after April 28, 2022.

(7)

The shares of Class C common stock shown as beneficially owned by Mrs. Kullman include 272,736 shares of Class C common stock that Mrs. Kullman may acquire upon the exercise of vested stock options, 1,065 shares of Class C common stock that Mrs. Kullman will acquire upon vesting of restricted stock units as of or within 60 days after April 28, 2022 and 43,207 shares of Class C common stock issuable pursuant to deferred stock units that have vested or will vest as of or within 60 days after April 28, 2022.

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Compensation of Executive Officers	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

(8)

The shares of Class C common stock shown as beneficially owned by Ms. Vojvodich Radakovich include 66,024 shares of Class C common stock that Ms. Vojvodich Radakovich either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after April 28, 2022 and 4,255 shares of Class C common stock that Ms. Vojvodich Radakovich will acquire upon vesting of restricted stock units as of or within 60 days after April 28, 2022.

(9)

The shares shown as beneficially owned by all directors and executive officers as a group include 611,496 shares of Class C common stock that members of the group either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days of April 28, 2022, 13,830 shares of Class C common stock that members of the group will acquire upon vesting of restricted stock units as of or within 60 days of April 28, 2022 and 65,606 shares of Class C common stock issuable to members of the group pursuant to deferred stock units that have vested or will vest as of or within 60 days after April 28, 2022.

(10)

The information concerning the SLD Trust is based on a Schedule 13G/A filed with the SEC on February 10, 2022 by the SLD Trust, Susan L. Dell, Hexagon Trust Company (the “Trustee”) and Marc R. Lisker (collectively, the “SLD Filing Persons”). The SLD Filing Persons report that, as of December 31, 2021, the SLD Trust is the record holder of the 32,390,896 shares of Class A common stock shown as beneficially owned, and that each of the SLD Trust, Ms. Dell, the Trustee and Mr. Lisker had shared voting power and shared dispositive power over 32,390,896 shares of Class A common stock. The SLD Filing Persons further report that Ms. Dell is the beneficiary of the Trust, the Trustee is the trustee of the Trust and each of Ms. Dell and the Trustee may be deemed to beneficially own the securities beneficially owned by the SLD Trust. The SLD Filing Persons also report that Mr. Lisker is the President of, and may be deemed to beneficially own the securities beneficially owned by, the Trustee. The address of each of the SLD Filing Persons is c/o Hexagon Trust Company, One Liberty Lane East, Hampton, New Hampshire 03842.

(11)

The information concerning the SLP stockholders is based on Amendment No. 3 to Schedule 13D filed with the SEC on July 1, 2021 and certain subsequent Form 4s filed by the SLP stockholders reporting that the SLP stockholders may be deemed to be the beneficial owners, in the aggregate, of 95,350,227 shares of Class B common stock. The shares of Class B common stock shown as beneficially owned by the SLP stockholders consist of 36,614,924 shares of Class B common stock owned of record by SL SPV-2, L.P., 37,587,060 shares of Class B common stock owned of record by Silver Lake Partners IV, L.P., 553,031 shares of Class B common stock owned of record by Silver Lake Technology Investors IV, L.P., 20,345,826 shares of Class B common stock owned of record by Silver Lake Partners V DE (AIV), L.P. and 249,386 shares of Class B common stock owned of record by Silver Lake Technology Investors V, L.P. The shares of Class C common stock shown as beneficially owned by the SLP stockholders consist of 84,058 shares of Class C common stock owned of record by Silver Lake Group L.L.C. The general partner of SL SPV-2, L.P. is SLTA SPV-2, L.P. and the general partner of SLTA SPV-2, L.P. is SLTA SPV-2 (GP), L.L.C. (“SLTA SPV GP”). The SLP stockholders report that the general partner of each of Silver Lake Partners IV, L.P. and Silver Lake Technology Investors IV, L.P. is Silver Lake Technology Associates IV, L.P., and the general partner of Silver Lake Technology Associates IV, L.P. is SLTA IV (GP), L.L.C. (“SLTA IV”). The SLP stockholders further report that the general partner of each of Silver Lake Partners V DE (AIV), L.P. and Silver Lake Technology Investors V, L.P. is Silver Lake Technology Associates V, L.P., and the general partner of Silver Lake Technology Associates V, L.P. is SLTA V (GP), L.L.C. (“SLTA V”). The SLP stockholders also report that the managing member of each of SLTA SPV GP, SLTA IV and SLTA V is Silver Lake Group, L.L.C. and that Silver Lake Group, L.L.C. may be deemed to have beneficial ownership of the securities held by the SLP stockholders. The SLP stockholders have advised that the managing members of Silver Lake are Egon Durban, Kenneth Hao, Gregory Mondre and Joseph Osnoss. The address of each of the SLP stockholders and entities named above is 2775 Sand Hill Road, Suite 100, Menlo Park, California 94025.

(12)

The information concerning Dodge & Cox is based on a Schedule 13G/A filed with the SEC on February 14, 2022. Dodge & Cox reports that, as of December 31, 2021, of the shares of Class C common stock shown as beneficially owned, it had sole voting power over 31,874,681 shares and sole dispositive power over 33,476,762 shares and that Dodge & Cox Stock Fund, an investment company registered under the Investment Company Act of 1940, had an interest in 20,046,917 of the shares. The address of Dodge & Cox is 555 California Street, 40th Floor, San Francisco, California 94104.

(13)

The information concerning BlackRock, Inc. is based on a Schedule 13G/A filed with the SEC on February 1, 2022. BlackRock, Inc. reports that, as of December 31, 2021, of the shares of Class C common stock shown as beneficially owned, it had sole voting power over 16,417,681 shares and sole dispositive power over 20,380,718 shares. BlackRock, Inc. reports that it is the parent holding company of subsidiaries identified in the Schedule 13G/A that hold shares of the Class C common stock reported in the Schedule 13G/A. The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(14)

The information concerning The Vanguard Group is based on a Schedule 13G/A filed with the SEC on February 9, 2022. The Vanguard Group reports that, as of December 31, 2021, of the shares of Class C common stock shown as beneficially owned, it had shared voting power over 259,559 shares, sole dispositive power over 16,599,195 shares and shared dispositive power over 597,377 shares. The Vanguard Group, Inc. reports that its clients, including investment companies registered under the Investment Company Act of 1940 and other managed accounts, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities it reports as beneficially owned. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

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Transactions With Related Persons

Policy for Review and Approval of Transactions With Related Persons

The Audit Committee, in accordance with its charter and with a written policy adopted by the Board of Directors, is charged with the responsibility to review and approve any transactions with related persons.

Under our policy, such a transaction, which we refer to as a related person transaction, encompasses any of the following transactions, arrangements or relationships:

•

any transaction, arrangement or relationship in an amount exceeding $120,000 in which Dell Technologies or any of its subsidiaries is a participant and in which a “related person” has a direct or indirect material interest within the meaning of Item 404 of the SEC’s Regulation S-K and that would be required to be disclosed by Dell Technologies in its SEC filings under Item 404;

•	any transaction, arrangement or relationship constituting a “related party transaction” for purposes of NYSE rules; and

•

any other transaction, arrangement or relationship (1) in which Dell Technologies or any of its subsidiaries is a participant, (2) which might potentially give rise to a conflict of interest and (3) which the Audit Committee determines it would be advisable, and in the best interests of Dell Technologies and its stockholders, to review and approve in accordance with the policy.

For purposes of the policy, a “related person” is a director (including a director nominee) or executive officer of Dell Technologies, a person known by us to be the beneficial owner of more than 5% of any class of our voting securities at the time of the occurrence or existence of the transaction, or an immediate family member (as defined in Item 404) of any of the foregoing persons.

In determining whether to approve a related person transaction, the Audit Committee is required to consider, among other factors, the following factors to the extent relevant to the transaction:

•	whether the terms are fair to Dell Technologies or its subsidiary and on the same basis that would apply if the transaction did not involve a related person;

•	whether there are business reasons for Dell Technologies or its subsidiary to enter into the transaction;

•	whether the transaction is consistent with the interests of Dell Technologies and its subsidiaries;

•

whether a transaction in which a director has a direct or indirect material interest would impair the independence of a non-employee director under NYSE and SEC standards or, to the extent applicable, the director’s status as a “non-employee director” pursuant to Rule 16b-3 under the Exchange Act; and

•

whether the transaction would present an improper conflict of interest for any director or executive officer, taking into account the size of the transaction, the overall financial position of the director, executive officer or other related person, the direct or indirect nature of the interest in the transaction of the director, executive officer or other related person, the ongoing nature of any proposed relationship, and any other factors the Audit Committee deems relevant.

Related persons referred to in the following description of certain relationships and transactions include the following persons based on their beneficial ownership of more than 5% of a class of our outstanding common stock during Fiscal 2022, or their affiliates or other related entities: Michael S. Dell; the MD stockholders (as defined in Annex A to this proxy statement); the SLP stockholders (as defined in Annex A to this proxy statement); Dodge & Cox; BlackRock, Inc.; and The Vanguard Group. See “Security Ownership of Certain Beneficial Owners and Management” for information about the beneficial ownership of our outstanding common stock as of April 28, 2022 (except as otherwise indicated). Mr. Dell also serves as the Chairman and Chief Executive Officer of Dell Technologies.

Unless the context indicates otherwise, reference in this section to “we,” “us,” “our,” the “Company” and “Dell Technologies” means Dell Technologies Inc. and its consolidated subsidiaries and “VMware” means VMware, Inc. and its consolidated subsidiaries.

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Compensation of Executive Officers	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

Transactions With Michael S. Dell and Other Related Persons

Under a long-standing Dell Technologies policy, Mr. Dell is required to fly privately when traveling. Mr. Dell owns a private aircraft through a wholly-owned limited liability company. For Mr. Dell’s business flights, Dell Technologies leases the plane from the limited liability company and engages a third-party flight services company to act as its agent in operating the aircraft, providing flight personnel and performing other services. Dell Technologies pays the flight services company a fee attributable to Mr. Dell’s business travel on the aircraft and also pays monthly rent to the limited liability company that owns the aircraft. During Fiscal 2022, Dell Technologies paid approximately $1.0 million for Mr. Dell’s business travel through these arrangements. Mr. Dell directly pays all of the costs of operating the aircraft for all personal flights.

Mr. Dell reimburses Dell Technologies for costs related to his or his family’s personal security protection. Reimbursements for this purpose in Fiscal 2022 totaled approximately $1.7 million.

Entities affiliated with MSD Capital, L.P., the investment firm that exclusively manages the capital of Mr. Dell and his family, including portfolio companies of MSD Capital, L.P. or its affiliates, the Michael & Susan Dell Foundation and other entities affiliated with Mr. Dell, purchase products or services from Dell Technologies on standard commercial terms available to comparable unrelated customers. These transactions totaled approximately $1.6 million for products and services in Fiscal 2022.

Transactions With VMware

VMware Spin-off. On November 1, 2021, Dell Technologies completed the spin-off of all shares of common stock of VMware, Inc. that were beneficially owned by Dell Technologies or certain of its subsidiaries, by means of a special stock dividend of the VMware, Inc. shares to Dell Technologies stockholders of record as of the dividend record date. As a result of the spin-off, the businesses of VMware were separated from the businesses of Dell Technologies. The spin-off was effectuated pursuant to a Separation and Distribution Agreement, dated as of April 14, 2021, between Dell Technologies and VMware, Inc. As part of the transaction, VMware, Inc. paid a special cash dividend, pro rata, to each holder of VMware, Inc. common stock in an aggregate amount equal to $11.5 billion, of which Dell Technologies received $9.3 billion. Immediately after the completion of the spin-off, Mr. Dell beneficially owned approximately 36.9% of the issued and outstanding shares of Class A common stock of VMware, Inc., which was the sole class of VMware, Inc. common stock outstanding after the spin-off.

In connection with, and upon completion of the spin-off, Dell Technologies and VMware entered into a Commercial Framework Agreement, or CFA. The CFA provides a framework under which Dell Technologies and VMware will continue their commercial relationship after the spin-off. The CFA has an initial term of five years, with automatic one-year renewals occurring annually thereafter, subject to certain terms and conditions. Pursuant to the CFA, Dell Technologies will continue to act as a distributor of VMware’s standalone products and services and purchase such products and services for resale to end-user customers. Dell Technologies also will continue to integrate VMware’s products and services with Dell Technologies’ offerings and sell them to end users.

In addition, in connection with and upon completion of the spin-off, Dell Technologies or a subsidiary and VMware entered into additional agreements, including the following:

•	a Transition Services Agreement, or TSA, under which each party has agreed to provide the other with certain services for specified fees, as described below;

•

a Covenant Not to Sue and Release, under which each party has agreed on behalf of itself and its controlled affiliates not to sue the other party or its controlled affiliates, customers, resellers, channel partners or distributors for infringement of such party’s patents that existed as of the date of the spin-off closing as they relate to products available at the time of the closing;

•

an Amendment and Termination of 2007 Intellectual Property Agreement, under which VMware and EMC Corporation, a wholly-owned subsidiary of Dell Technologies, terminated the specified intellectual property agreement and all licenses and rights set forth in such intellectual property agreement relating to the parties’ patents, and agreed that other intellectual property licenses and rights would survive for purposes set forth in the new agreement; and

•

a Tax Matters Agreement, which governs the respective rights and obligations of Dell Technologies and VMware, both for pre-spin-off periods and post spin-off periods, regarding income and other taxes, and related matters, including tax liabilities and benefits, attributes, and returns.

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Compensation of Executive Officers	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

Tax Matters. In connection with the spin-off, Dell Technologies and VMware agreed to terminate the tax sharing agreement as amended on December 30, 2019, referred to together with the Tax Matters Agreement as the Tax Agreements. Net payments received from VMware pursuant to the Tax Agreements were $36 million during Fiscal 2022 and related to VMware’s portion of federal income taxes on Dell Technologies’ consolidated tax return as well as state tax payments for combined states. The timing of the tax payments due to and from the other party is governed by the Tax Agreements. VMware’s portion of the mandatory one-time transition tax on accumulated earnings of foreign subsidiaries, or the Transition Tax, is governed by a letter agreement between VMware and Dell Technologies entered into on April 1, 2019.

As a result of the activity under the Tax Agreements with VMware, amounts due from VMware were $621 million as of January 28, 2022 and primarily related to VMware’s estimated tax obligation resulting from the Transition Tax. Dell Technologies expects VMware to pay the remainder of its Transition Tax over a period of four years.

Upon completion of the spin-off, Dell Technologies recorded net income tax indemnification receivables from VMware related to certain income tax liabilities for which Dell Technologies is jointly and severally liable, but for which it is indemnified by VMware under the Tax Matters Agreement. The amounts that VMware may be obligated to pay Dell Technologies could vary depending on the outcome of certain unresolved tax matters, which may not be resolved for several years. The net receivable as of January 28, 2022 was $144 million.

Commercial Transactions. Dell Technologies and VMware engage in the following ongoing commercial transactions:

•

Pursuant to original equipment manufacturer and reseller arrangements, Dell Technologies integrates or bundles VMware’s products and services with Dell Technologies’ products and sells them to end-users. Dell Technologies also acts as a distributor, purchasing VMware’s standalone products and services for resale to end-user customers. Where applicable, costs under these arrangements are presented net of rebates received by Dell Technologies.

•	Dell Technologies procures products and services from VMware for its internal use.

•	Dell Technologies sells and leases products and sells services to VMware.

•	Dell Technologies and VMware also enter into joint marketing, sales, and branding arrangements, for which both parties may incur costs.

•

Dell Financial Services and its affiliates, referred to as DFS, provide financing to certain of VMware’s end users. Upon acceptance of the financing arrangement by both VMware’s end users and DFS, DFS recognizes amounts due to related parties on Dell Technologies’ consolidated statements of financial position. Associated financing fees are recorded to net revenue on the consolidated statements of income.

•	Dell Technologies and VMware enter into agreements to collaborate on technology projects in which one party pays the corresponding party for services or the reimbursement of costs.

•

Dell Technologies provides support services and support from Dell Technologies personnel to VMware in certain geographic regions where VMware does not have an established legal entity. These employees, or seconded employees, are managed by VMware but Dell Technologies incurs the costs for these services. The costs incurred by Dell Technologies on VMware’s behalf to these employees are charged to VMware.

•

In accordance with the TSA entered into in connection with and upon completion of the spin-off, Dell Technologies and VMware provide the other party various support services, including investment advisory services, certain support services from Dell Technologies personnel, and other transitional services, for specified fees.

For Fiscal 2022, Dell Technologies recorded the following amounts on its statements of consolidated income related to its commercial transactions with VMware: net revenue of $200 million from sales and leases of products and services to VMware; and total expense of $4,005 million, consisting of cost of net revenue of $4,064 million related to the purchase of VMware products and services for resale, offset by net expense of $(59) million related to the purchase of VMware products and services for internal use, consideration received from VMware for joint marketing, sales, and branding, consideration received from VMware for seconded employees and collaborative technology and other projects, and consideration received under the TSA arrangement with VMware.

As of January 28, 2022, Dell Technologies recorded the following amounts in its statements of consolidated financial position related to both commercial transactions and tax matters: $131 million due from VMware, net, current; $710 million due from VMware, net, non-current, consisting of the non-current portion of net receivables from VMware under the Tax Agreements; $1,414 million due to VMware, current, which includes amounts due to VMware that are generally settled in cash within 60 days of each quarter-end; and $2,571 million in other current assets and $2,311 million in other non-current assets, both representing deferred costs related to VMware products and services for resale.

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Compensation of Executive Officers	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

Transactions With Other Principal Stockholders

Entities affiliated with Silver Lake, including portfolio companies of the SLP stockholders or their affiliates, purchase products or services from Dell Technologies on standard commercial terms available to comparable unrelated customers. These transactions totaled approximately $3.9 million for products and services in Fiscal 2022. In addition, Dell Technologies purchases products and services from these entities in the ordinary course of business and reimburses certain expenses under the SLP Stockholders Agreement, as described below. These transactions totaled approximately $83.7 million in Fiscal 2022.

Dodge & Cox purchases products or services from Dell Technologies on standard commercial terms available to comparable unrelated customers. These transactions totaled approximately $0.8 million for products and services in Fiscal 2022.

BlackRock, Inc. and certain of its affiliates purchase products or services from Dell Technologies on standard commercial terms available to comparable unrelated customers. These transactions totaled approximately $7.3 million for products and services in Fiscal 2022.

The Vanguard Group purchases products or services from Dell Technologies on standard commercial terms available to comparable unrelated customers. These transactions totaled approximately $69.3 million for products and services in Fiscal 2022.

Relationships and Transactions Under Other Stockholder Agreements and Arrangements

In connection with the Company’s Class V transaction, the Company entered into new stockholders agreements and amended and restated some existing stockholders agreements and other arrangements with the MD stockholders, the SLP stockholders, and the Company’s executive officers, among others. For more information about the Class V transaction, see “Proposal 1 – Election of Directors – Class C Vote for Group IV Director.”

MD Stockholders Agreement; SLP Stockholders Agreement – Effective as of December 25, 2018, Dell Technologies entered into the MD Stockholders Agreement and the SLP Stockholders Agreement described under “Proposal 1 – Election of Directors – Stockholder Arrangements.” The MD stockholders are parties to the SLP Stockholders Agreement solely with respect to the specified provisions relating to transfers of securities, certain representations, and provisions relating to certain tax matters. The Sponsor Stockholders Agreements contain provisions relating to rights, obligations and agreements of the parties as the owners of Dell Technologies common stock, including provisions relating to the composition of the Board of Directors and its committees and provisions relating to transfers of Dell Technologies securities.

Under the Sponsor Stockholders Agreements, as described under “Proposal 1 – Election of Directors – Stockholder Arrangements,” each of the MD stockholders and the SLP stockholders have specified rights to nominate directors and to have their nominees serve on Board committees and have specified obligations to vote for director nominees.

The SLP Stockholders Agreement permits the SLP stockholders to terminate certain governance-related provisions of the agreement, including the director nomination and support obligations, in their sole discretion at any time at which they beneficially own less than 5% of the issued and outstanding shares of Class C common stock (after giving effect to the conversion of all shares of common stock owned by the SLP stockholders into Class C common stock). The MD Stockholders Agreement permits the MD stockholders to terminate the agreement if the SLP Stockholders Agreement is terminated. The MD Stockholders Agreement also provides that any termination, amendment or waiver of certain of Dell Technologies’ rights under the agreement will require the consent of each Group I director.

Under the Sponsor Stockholders Agreements, the MD stockholders and the SLP stockholders are subject to provisions that, with specific exceptions, restrict the sale or other transfer of “DTI securities,” which consist of outstanding shares of the Class A common stock, Class B common stock, Class C common stock and (if and when issued) Class D common stock, any equity or debt securities of Dell Technologies exercisable or exchangeable for, or convertible into, our common stock, or any option, warrant or other right to acquire any of our common stock or such equity or debt securities.

The Sponsor Stockholders Agreements provide for a renunciation of corporate opportunities presented to any director or officer of Dell Technologies or any of its subsidiaries who is also a director, officer, employee, managing director or other affiliate of (1) MSD Partners L.P. or its affiliates or other MSD Partners stockholders (as defined in Annex A to this proxy statement) (other than Michael Dell for so long as he is an executive officer of Dell Technologies or any specified subsidiary), under the MD Stockholders

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Compensation of Executive Officers	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

Agreement, or (2) Silver Lake Management Company III, L.L.C., Silver Lake Management Company IV, L.L.C. and their respective affiliated management companies and investment vehicles, including the SLP stockholders, under the SLP Stockholders Agreement.

Under the MD Stockholders Agreement, Dell Technologies is obligated, and required to cause specified subsidiaries, to pay directly or reimburse the ongoing reasonable out-of-pocket costs and expenses incurred by the MD stockholders in connection with their investment in the Company, including fees, expenses and reasonable out-of-pocket disbursements of independent accountants, outside legal counsel, consultants and other independent professionals and organizations and other services retained by the MD stockholders or any of their affiliates. In Fiscal 2022, Dell Technologies paid directly or reimbursed a total of $3.3 million of costs and expenses incurred by the MD stockholders or their affiliates pursuant to the MD Stockholders Agreement.

Under the SLP Stockholders Agreement, Dell Technologies is obligated, and required to cause specified subsidiaries, to pay directly or reimburse (1) the ongoing reasonable out-of-pocket costs and expenses incurred by the SLP stockholders in connection with their investment in Dell Technologies, including fees, expenses and reasonable out-of-pocket disbursements of independent accountants, outside legal counsel, consultants and other independent professionals and organizations and other services retained by the SLP stockholders or any of their affiliates, (2) the reasonable out-of-pocket costs and expenses of the SLP stockholders or their affiliates for their “value creation” personnel and/or employees, to the extent that Dell Technologies has requested such personnel and/or employees to provide such services to Dell Technologies, and (3) the costs and expenses for such “value creation” personnel and/or employees. In Fiscal 2022, Dell Technologies paid directly or reimbursed a total of approximately $0.09 million of costs and expenses incurred by the SLP stockholders or their affiliates pursuant to the SLP Stockholders Agreement.

Dell Technologies is obligated, and required to cause specified subsidiaries, subject to certain exceptions, to indemnify the MD stockholders and specified affiliated persons under the MD Stockholders Agreement, and the SLP stockholders and specified affiliated persons under the SLP Stockholders Agreement against all losses and liabilities incurred by the indemnified persons that arise out of any action, cause of action, suit, arbitration or claim arising directly or indirectly out of, or in any way relating to, ownership of securities of Dell Technologies, or the ability to control or influence Dell Technologies or its subsidiaries, by the MD stockholders or their affiliated persons or the SLP stockholders or their affiliated persons, as applicable.

Registration Rights Agreement – Dell Technologies is a party to a Second Amended and Restated Registration Rights Agreement, dated as of December 25, 2018, as amended, referred to as the Registration Rights Agreement, with the MD stockholders, the SLP stockholders, and the management stockholders party thereto, among others. The Registration Rights Agreement provides that the stockholder parties thereto, their affiliates and certain of their transferees have the right, under certain circumstances and subject to certain restrictions, to require Dell Technologies to register for resale the shares of the Class C common stock (including shares of Class C common stock issuable upon any conversion of the Class A common stock, the Class B common stock and the Class D common stock) to be sold by them. The parties to the Registration Rights Agreement have entered into amendments to the Registration Rights Agreement to extend the deadline, most recently to June 30, 2022, by which Dell Technologies is required to effect such a registration. The deadline may be extended for additional periods of up to three months each upon the written consent of the Company and the SLP stockholders.

Management Stockholders Agreement – Dell Technologies is a party to a Second Amended and Restated Management Stockholders Agreement, dated as of December 25, 2018, referred to as the Management Stockholders Agreement, with the MD stockholders, the SLP stockholders and the management stockholders parties thereto. The Management Stockholders Agreement imposes restrictions on the transfer of certain Dell Technologies securities held by the management stockholders and, among other requirements, obligates the management stockholders to refrain from entering into specified types of voting arrangements with respect to such securities.

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Questions and Answers About the Annual Meeting

The following summary answers some questions you may have about the annual meeting. This summary may not address all of the questions that could be important to you. You will find more detailed information elsewhere in this proxy statement, including the definitions of selected capitalized terms set forth in Annex A to this proxy statement, and the documents referred to in this proxy statement.

Q:	Why am I receiving these materials?

A:

You are receiving these materials in connection with the solicitation of proxies on behalf of our Board of Directors for use at the 2022 Annual Meeting of Stockholders, which will take place on Monday, June 27, 2022, at 9:30 a.m., Central Time. As a stockholder as of the close of business on April 28, 2022, which is the record date fixed by the Board of Directors, you are invited to attend the online annual meeting and are urged to vote your shares on the proposals described in this proxy statement on which you are entitled to vote.

Q:	What information is contained in these materials?

A:	These materials include

•	our notice of the annual meeting of stockholders;

•	our proxy statement for the annual meeting, which contains information about the proposals to be voted on at the annual meeting, the voting process and other important information; and

•	our annual report on Form 10-K for Fiscal 2022, which includes our audited consolidated financial statements and which is our annual report to stockholders for the fiscal year.

If you received a paper copy of these materials by mail, these materials also should have included a proxy card or voting instruction form.

Our annual report to stockholders is not deemed to be soliciting material for purposes of the solicitation of proxies in connection with the annual meeting.

Q:	Why might I have received a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

A:

As permitted by SEC rules, we are furnishing proxy materials to many of our stockholders via the internet, rather than mailing printed copies of those materials to each stockholder. The Notice of Internet Availability of Proxy Materials, or Notice, provides instructions on how to access the proxy materials online, how to submit your proxy or voting instructions via the internet, by telephone or by mail, how to attend the annual meeting and access the complete list of stockholders entitled to vote at the meeting during the meeting, and how to vote online at the meeting.

If you received a Notice by mail, you will not receive a paper or e-mail copy of the proxy materials unless you request one. To request a paper or e-mail copy of the proxy materials free of charge, you should follow the instructions included in the Notice.

Q:	Why did some stockholders not receive a Notice in the mail?

A:	Some Dell Technologies stockholders, including stockholders who previously have requested to receive paper copies, will receive paper copies of the proxy materials instead of a Notice.

In addition, stockholders who previously have elected delivery of proxy materials electronically will receive a Notice by e-mail. Those stockholders should have received an e-mail containing a link to the website hosting the proxy materials and a link to the proxy voting website.

Q:	How do I access the materials for the annual meeting or request a paper or electronic copy of the materials if I received a Notice?

A:

The Notice you received from Dell Technologies or your bank, brokerage firm or other nominee provides instructions regarding how to view Dell Technologies’ proxy materials for the annual meeting online. As explained in greater detail in the Notice, to view the proxy materials and submit your proxy or voting instructions, you will need to follow the instructions in your Notice and have available your 16 digit control number contained in your Notice. The proxy statement and Dell Technologies’ annual report on Form 10-K for Fiscal 2022, which is our annual report to stockholders for the fiscal year, are also available electronically on our website at http://investors.delltechnologies.com under the News & Events – Upcoming Events section.

A paper or e-mail copy of the materials may be requested free of charge using one of the methods described in the Notice.

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Compensation of Executive Officers	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

Q:	What proposals will be voted on at the annual meeting?

A:	Stockholders will vote on four proposals at the annual meeting:

•

Proposal 1 – To elect to the Board of Directors the seven Group I director nominees and, with respect to holders of our Class C common stock, the Group IV director nominee as specified in this proxy statement

•	Proposal 2 – To ratify the appointment of PwC as Dell Technologies’ independent registered public accounting firm for the fiscal year ending February 3, 2023

•	Proposal 3 – To approve named executive officer compensation as disclosed in this proxy statement on a non-binding, advisory basis, which we refer to as the “Say-on-Pay” proposal

•

Proposal 4 – To adopt the Sixth Amended and Restated Certificate of Incorporation of Dell Technologies Inc. in the form attached as Annex B to this proxy statement, which we refer to as the Sixth Amended and Restated Certificate

Q:	How does the Board of Directors recommend that I vote on these proposals?

A:	The Board of Directors unanimously recommends that you vote your shares:

•	“FOR” the election of the seven Group I director nominees and, with respect to holders of our Class C common stock, the Group IV director nominee, as described in Proposal 1

•	“FOR” the ratification of the appointment of PwC as Dell Technologies’ independent registered public accounting firm for the fiscal year ending February 3, 2023, as described in Proposal 2

•	“FOR” approval of named executive officer compensation as disclosed in this proxy statement on a non-binding, advisory basis, as described in Proposal 3

•	“FOR” adoption of the Sixth Amended and Restated Certificate, as described in Proposal 4

Q:	Who is entitled to vote at the annual meeting?

A:

Holders of record of our Class A common stock, Class B common stock and Class C common stock as of the close of business on April 28, 2022, which is the record date fixed by the Board of Directors, are entitled to vote their shares at the annual meeting with respect to the election of the Group I director nominees in accordance with Proposal 1 and with respect to Proposals 2, 3 and 4. Only holders of record of our Class C common stock as of the record date for the annual meeting are entitled to vote their shares at the annual meeting with respect to the election of the Group IV director nominee in accordance with Proposal 1.

Q:	How can I view a complete list of stockholders entitled to vote at the annual meeting?

A:

A complete list of stockholders entitled to vote at the annual meeting will be available for inspection by any stockholder for any purpose germane to the annual meeting for at least ten days before the annual meeting during ordinary business hours at our headquarters, which is our principal place of business, located at One Dell Way, Round Rock, Texas 78682. Any stockholder who wishes to inspect the stockholder list for any purpose germane to the annual meeting may e-mail our Investor Relations department at investor_relations@dell.com or call our Investor Relations department at (512) 728-7800 to schedule an appointment. In addition, the list will be available to any stockholder for examination online during the annual meeting. To access the list during the annual meeting, please visit www.virtualshareholdermeeting.com/DELL2022 and enter the 16 digit control number provided on your proxy card, voting instruction form or Notice.

Q:	What constitutes a quorum for the annual meeting?

A:

To conduct any business at the annual meeting, a quorum of the holders of outstanding Dell Technologies common stock must be present in person or represented by valid proxies at the meeting. The holders of record of issued and outstanding shares of Dell Technologies common stock representing a majority of the voting power of all issued and outstanding shares of common stock entitled to vote at the meeting, present or represented by proxy, will constitute a quorum for the transaction of business at the meeting. For a quorum to be present with respect to the election of the Group IV director, the holders of record of a majority of the issued and the outstanding shares of Class C common stock must be present in person or represented by proxy at the meeting.

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Compensation of Executive Officers	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

Q:	How many shares may be voted at the annual meeting?

A:	As of the record date for the annual meeting, an aggregate of 748,145,864 shares of Dell Technologies common stock are issued and outstanding and entitled to vote at the meeting.

Dell Technologies has issued and outstanding shares of three series of common stock entitled to vote at the annual meeting:

•	Class A common stock, of which 378,480,523 shares are outstanding as of the record date

•	Class B common stock, of which 95,350,227 shares are outstanding as of the record date

•	Class C common stock, of which 274,315,114 shares are outstanding as of the record date

Our Class C common stock is listed on the New York Stock Exchange and is registered under Section 12 of the Exchange Act. No other series of our common stock is listed on the NYSE or registered under the Exchange Act.

Q:	What shares may I vote and what are the voting rights of the holders of Dell Technologies’ common stock?

A:	You may vote all of the shares of Dell Technologies’ common stock owned by you as of the close of business on the record date.

•	Each share of Class A common stock is entitled to ten votes per share.

•	Each share of Class B common stock is entitled to ten votes per share.

•	Each share of Class C common stock is entitled to one vote per share.

Stockholders are not entitled to cumulate their votes in the election of directors.

The holders of outstanding shares of common stock of all outstanding series of common stock will vote together as a single class for the election of the Group I director nominees in accordance with Proposal 1 and on Proposals 2, 3 and 4, as well as on any other business that properly comes before the stockholders for a vote at the annual meeting. Holders of our Class C common stock will vote separately as a series for the election of the Group IV director nominee in accordance with Proposal 1.

The following table summarizes the percentage of the total votes entitled to be cast at this annual meeting by the holders of each outstanding series of common stock:

Series of Common Stock	% of Total Votes Entitled to be Cast by Series
Class A	75.5%
Class B	19.0%
Class C	5.5%

Q:	May I attend the annual meeting? What must I do to attend the meeting?

A:

The annual meeting will be conducted completely online via the internet. Stockholders may attend the meeting live, submit questions and vote by visiting www.virtualshareholdermeeting.com/DELL2022. To access the annual meeting, you will need the 16 digit control number included on your proxy card, voting instruction form or Notice.

We encourage you to access the meeting before the start time of 9:30 a.m., Central Time, on June 27, 2022. Please allow ample time for online check-in, which will begin at 9:15 a.m., Central Time, on June 27, 2022.

We will endeavor to answer as many questions submitted by stockholders during the meeting as time permits. We reserve the right to exclude questions regarding topics that are not pertinent to meeting matters or company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.

Q:	Why is the annual meeting a virtual, online meeting?

A:

By conducting our annual meeting solely online via the internet, we eliminate many of the costs associated with a physical meeting. In addition, we believe that a virtual meeting will provide greater accessibility for stockholders, encourage stockholder participation from around the world and improve our ability to communicate more effectively with our stockholders during the meeting.

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Compensation of Executive Officers	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

Q:	What is the difference between a “stockholder of record” and a “beneficial owner”?

A:	Whether you are a “stockholder of record” or a “beneficial owner” with respect to your shares of Dell Technologies common stock depends on how you hold your shares:

•

Stockholder of record: If you hold shares directly in your name on records maintained by Dell Technologies’ transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the “stockholder of record” with respect to those shares and the proxy materials or Notice have been sent directly to you by Dell Technologies. You may submit a proxy and vote those shares in the manner described in this proxy statement.

•

Beneficial owner: If your shares are held through a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and the proxy materials (or a Notice, if applicable) are being forwarded to you by your nominee along with a voting instruction form. You may use the voting instruction form to direct your nominee, using one of the methods described on the voting instruction form, on how to vote your shares.

Q:	How may I vote my shares at the virtual annual meeting?

A:

If you hold shares of Dell Technologies common stock as the stockholder of record, you have the right to vote those shares at the annual meeting. If you are a beneficial owner and hold shares of Dell Technologies common stock in street name, you may vote the shares you beneficially own through the online voting platform under a legal proxy from your bank, brokerage firm or other nominee. Please follow the instructions at www.virtualshareholdermeeting.com/DELL2022 in order to vote your shares during the meeting, whether you hold your shares of record or in street name. You will need the 16 digit control number provided on your proxy card, voting instruction form or Notice.

We encourage you to access the meeting before the start time of 9:30 a.m., Central Time, on June 27, 2022. Please allow ample time for online check-in, which will begin at 9:15 a.m., Central Time, on June 27, 2022.

Even if you plan to attend the virtual annual meeting, we encourage you to submit your proxy or voting instructions for your shares in advance, so that your vote will be counted if you later decide not to attend the virtual annual meeting.

Q:	How may I vote my shares without attending the annual meeting?

A:	Even if you plan to attend the virtual annual meeting, we encourage you to submit your proxy or voting instructions before the annual meeting by the method or methods described below:

•

If you received a Notice by mail: You may access the proxy materials and voting instructions over the internet via the web address provided in the Notice. To access the materials and to submit your proxy or voting instructions, you will need the 16 digit control number provided in the Notice you received in the mail. You may submit your proxy or voting instructions by following the instructions in the Notice or on the proxy voting website.

•

If you received the proxy materials by e-mail: You may access the proxy materials and voting instructions over the internet via the web address provided in the e-mail. To submit your proxy or voting instructions, you will need the 16 digit control number set forth in the e-mail. You may submit your proxy or voting instructions by following the instructions in the e-mail or on the proxy voting website.

•

If you received the proxy materials by mail: You may submit your proxy or voting instructions by following the instructions provided on the proxy card or voting instruction form. If you submit your proxy or voting instructions via the internet or by telephone, you will need the 16 digit control number provided on the proxy card or voting instruction form. If you submit your proxy or voting instructions by mail, please complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed, postage-paid envelope.

Q:	What is the deadline for submitting a proxy or voting instructions via the internet or by telephone?

A:

If you are a stockholder of record and do not vote at the virtual annual meeting, you may submit your proxy via the internet or by telephone until 11:59 p.m., Eastern Time (10:59 p.m., Central Time), on Sunday, June 26, 2022.

If you are a beneficial owner of shares held through a bank, brokerage firm or other nominee, please follow the instructions on your voting instruction form.

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Compensation of Executive Officers	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

Q:	May I revoke my proxy or voting instructions before my shares are voted at the annual meeting?

A:

Yes. Stockholders have the right to revoke their proxy or voting instructions before their shares are voted at the annual meeting, subject to the voting deadlines described in the immediately preceding question. Your attendance at the annual meeting will not automatically revoke your proxy unless you vote online at the meeting or file a written notice with the Corporate Secretary of Dell Technologies requesting that your prior proxy be revoked (see instructions below).

•	Stockholders of record: If you are a stockholder of record, you may revoke a proxy by:

¡	signing another proxy card with a later date and delivering it to an officer of the Company before the annual meeting;

¡	submitting a later proxy via the internet or by telephone until 11:59 p.m., Eastern Time (10:59 p.m., Central Time), on June 26, 2022;

¡	providing written notice of your revocation to our Corporate Secretary at Dell Technologies Inc., One Dell Way, RR1-33, Round Rock, Texas 78682, Attn: Corporate Secretary; or

¡	voting your shares at the annual meeting through the online voting platform.

Stockholders of record may change their proxy by using any one of these methods regardless of the method they previously used to submit their proxy. Only the latest dated proxy you submit will be counted.

•	Beneficial owners: If you are a beneficial owner of shares held through a bank, brokerage firm or other nominee, you may submit new voting instructions by:

¡	submitting new voting instructions in the manner stated in the voting instruction form; or

¡	voting your shares at the annual meeting through the online voting platform under a legal proxy from your bank, broker or other nominee.

Q:	How do I elect to receive future proxy materials electronically?

A:

If you received a paper copy of the proxy materials or the Notice, you may elect to receive future proxy materials electronically by following the instructions on your proxy card or voting instruction form or at www.proxyvote.com. Choosing to receive future proxy materials by e-mail will help us conserve natural resources and reduce the costs of printing and distributing our proxy materials. If you choose to receive future proxy materials by e-mail, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

Q:	What does it mean if I receive more than one proxy card or voting instruction form?

A:

If your shares are held in more than one account, you will receive a proxy card or voting instruction form for each account. To ensure that all of your shares are voted, please follow the instructions you receive for each account to submit a proxy or voting instructions via the internet or by telephone, or by completing, dating, signing and returning your proxy card or voting instruction form in the pre-addressed, postage-paid envelope provided.

Q:	How will my shares be voted if I submit my proxy or voting instruction form but do not provide specific voting instructions in the proxy or voting instruction form I submit?

A:	The effect of submitting a proxy or voting instruction form without providing specific voting instructions depends on how you hold your shares.

•	Stockholders of record: If you submit a proxy to Dell Technologies but do not indicate any voting instructions, your shares will be voted as follows:

¡	“FOR” the election of each nominee for Group I director and, with respect to the holders of the Class C common stock, the nominee for Group IV director, as described in Proposal 1

¡	“FOR” Proposal 2 (ratification of appointment of independent registered public accounting firm)

¡	“FOR” Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement)

¡	“FOR” adoption of the Sixth Amended and Restated Certificate, as described in Proposal 4

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Compensation of Executive Officers	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

•

Beneficial owners: If you are a beneficial owner and want your vote to count on Proposal 1 (election of directors), Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement) and Proposal 4 (adoption of the Sixth Amended and Restated Certificate), you must instruct your bank, brokerage firm or other nominee how to vote your shares. A bank, brokerage firm or other nominee that holds shares for a beneficial owner will be entitled to vote those shares without instructions from the beneficial owner on matters that are considered to be “routine” in nature. Proposal 2 (ratification of appointment of PricewaterhouseCoopers LLP as Dell Technologies’ independent registered public accounting firm for the fiscal year ending February 3, 2023) is the only proposal to be acted on at the annual meeting that will be considered routine. Unless instructed by the beneficial owner on how to vote, a bank, brokerage firm or other nominee is not entitled to vote shares it holds for a beneficial owner on any proposals that are considered “non-routine.” The non-routine proposals for the annual meeting consist of Proposal 1 (election of directors), Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement) and Proposal 4 (adoption of the Sixth Amended and Restated Certificate).

Consequently, if you hold your shares of Dell Technologies common stock through a bank, brokerage firm or other nominee and you do not submit any voting instructions to your nominee, your nominee (1) may not exercise its discretion to vote your shares on Proposal 1 (election of directors), Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement) or Proposal 4 (adoption of the Sixth Amended and Restated Certificate), but (2) may exercise its discretion to vote your shares on Proposal 2 (ratification of appointment of independent registered public accounting firm). If your shares are voted as directed by your bank, brokerage firm or other nominee on the routine proposal (Proposal 2), your shares will constitute “broker non-votes” on the non-routine proposals (Proposals 1, 3 and 4) and will not affect the outcome of the vote for such proposals (see below for a further discussion of broker non-votes).

If any other business properly comes before the stockholders for a vote at the annual meeting, or any adjournment or postponement of the meeting, your shares will be voted according to the discretion of the Company’s proxy holders.

Q:	What vote is required to approve each of the proposals?

A:

The voting requirements for approval of the proposals at the annual meeting under Delaware corporate law, NYSE rules, and the Dell Technologies certificate of incorporation and bylaws, assuming a quorum is present or represented by proxy at the meeting, are as follows:

Proposal	Vote Required	Broker discretionary voting allowed?
Proposal 1: Election of directors	Plurality of votes cast with respect to shares present and entitled to vote on the election of directors	No
Proposal 2: Ratification of appointment of independent registered public accounting firm	Affirmative vote of holders of shares representing a majority of voting power of shares present and entitled to vote on the proposal	Yes
Proposal 3: Advisory vote to approve named executive officer compensation as disclosed in this proxy statement (Say-on-Pay)	Affirmative vote of holders of shares representing a majority of voting power of shares present and entitled to vote on the proposal	No
Proposal 4: Adoption of the Sixth Amended and Restated Certificate of Incorporation of Dell Technologies Inc.	Affirmative vote of holders of (1) shares representing a majority of the voting power of the outstanding shares of all outstanding series of common stock, voting together as a single class, (2) a majority of the outstanding shares of Class A common stock, voting separately as a series, and (3) a majority of the outstanding shares of Class B common stock, voting separately as a series	No

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Compensation of Executive Officers	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

Q:	What effect do abstentions and broker non-votes have for purposes of determining whether a quorum is present and for purposes of determining the outcome of the proposals?

A:	If your shares are counted as either a broker non-vote or an abstention, your shares will be included in the number of shares represented for purposes of determining whether a quorum is present.

The effect of abstentions and broker non-votes on the outcome of the proposals will vary with the proposal:

•

Abstentions: Abstentions will have no effect on the outcome of the vote on Proposal 1 (election of directors). Abstentions will have the same effect as a vote against Proposal 2 (ratification of appointment of independent registered public accounting firm), Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement) and Proposal 4 (adoption of the Sixth Amended and Restated Certificate).

•

Broker non-votes: There are not expected to be any broker non-votes with respect to voting on Proposal 2 (ratification of appointment of independent registered public accounting firm). Broker non-votes will have no effect on the outcome of the vote on Proposal 1, 3 or 4. A “broker non-vote” occurs when (1) the beneficial owner of shares held through a bank, brokerage firm or other nominee in “street name” does not give the nominee specific voting instructions on the proposal, (2) the proposal being voted on is a matter that is considered “non-routine” in nature and (3) there is at least one “routine” proposal being voted on at the same meeting. If you are a beneficial owner of Dell Technologies common stock and do not submit any voting instructions to your bank, brokerage firm or other nominee, your nominee may exercise its discretion to vote your shares on Proposal 2, because that proposal is considered routine. A nominee, however, is not entitled to vote the shares it holds for a beneficial owner on any non-routine proposals. Therefore, if you do not provide specific voting instructions to your nominee, and if your shares are voted as directed by your nominee on, or your nominee abstains with respect to, Proposal 2, your shares will constitute broker non-votes with respect to Proposals 1, 3 and 4, because these are non-routine proposals.

Q:	How will the voting power of shares held by our principal stockholders affect approval of the proposals being voted on at the annual meeting?

A:

Our principal stockholders, consisting of the MD stockholders and the SLP stockholders referred to below, have the ability to ensure approval of all of the proposals to be voted on at the annual meeting, except the election of the Group IV director nominee in accordance with Proposal 1. Only holders of our outstanding Class C common stock will be entitled to vote for the election of the Group IV nominee.

As of the record date for the annual meeting, Michael S. Dell and the other MD stockholders (as defined in Annex A to this proxy statement) beneficially owned, in aggregate, approximately 51.0% of the outstanding shares of our common stock, including approximately 99.9% of the outstanding Class A common stock, representing approximately 75.5% of the total voting power of the outstanding shares of all outstanding series of common stock. By reason of their ownership of the Class A common stock, the MD stockholders have the ability:

•	to elect the directors nominated for election as Group I directors at the annual meeting; and

•	to determine the outcome of Proposals 2 and 3.

Approval of Proposal 4 requires, in addition to the affirmative vote of holders of shares representing a majority of voting power of the outstanding shares of all outstanding series of common stock, voting together as a single class, the affirmative vote of the holders of a majority of the outstanding shares of Class A common stock, voting separately as a series, and the affirmative vote of the holders of a majority of the outstanding shares of Class B common stock, voting separately as a series. As of the record date for the annual meeting, certain investment funds affiliated with Silver Lake and the other SLP stockholders (as defined in Annex A to this proxy statement) beneficially owned, in aggregate, approximately 12.8% of the outstanding shares of our common stock, including all of the Class B common stock, representing approximately 19.0% of the total voting power of the outstanding shares of all outstanding series of common stock. As a result, the SLP stockholders, together with the MD stockholders, have the ability to determine the outcome of Proposal 4.

Q:	What happens if additional matters are presented at the annual meeting?

A:

If you grant a proxy to the Company, the Company’s proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting. As of the date of this proxy statement, other than the proposals described in this proxy statement, the Company has not received valid notice of any other business to be acted upon at the annual meeting.

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Compensation of Executive Officers	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

Q:	Who will count the votes?

A:	Broadridge Financial Solutions, Inc. will count the votes for the annual meeting. A representative or agent of Broadridge Financial Solutions, Inc. will certify the votes as the inspector of election.

Q:	Where can I find the voting results of the annual meeting?

A:

Dell Technologies will report the voting results by filing a current report on Form 8-K with the SEC within four business days after the date of the annual meeting. If the final voting results are not known when Dell Technologies files its report, it will amend the initial report to disclose the final voting results within four business days after those results become known.

Q:	Who will bear the cost of soliciting votes for the annual meeting?

A:

Dell Technologies will bear all costs of this proxy solicitation. Proxies may be solicited by mail, in person, by telephone, by facsimile transmission, by electronic means or by advertisements by directors, executive officers and other employees of Dell Technologies or its subsidiaries, without additional compensation. Dell Technologies will reimburse banks, brokerage firms and other nominees for their reasonable expenses to forward proxy materials to beneficial owners.

Q:	Are copies of the proxy materials for the annual meeting and Dell Technologies’ annual report on Form 10-K available electronically?

A:

Yes. Copies of the proxy materials for the annual meeting and Dell Technologies’ annual report on Form 10-K for Fiscal 2022 without exhibits are available on our website at http://investors.delltechnologies.com under the News & Events – Upcoming Events section. Copies of the proxy materials and our annual report on Form 10-K for Fiscal 2022 with exhibits are available on our website at http://investors.delltechnologies.com under the Financials – SEC Filings section and at the website maintained by the SEC at www.sec.gov.

Q:

How may I propose matters for inclusion in Dell Technologies’ proxy materials for the 2023 annual meeting of stockholders or for consideration at the 2023 annual meeting of stockholders, and what are the deadlines?

A:

For information on how to propose matters for inclusion in Dell Technologies’ proxy materials for the 2023 annual meeting of stockholders or for consideration at the 2023 annual meeting of stockholders without inclusion in our proxy materials, and for the specification of the applicable deadlines, see “Additional Information – Stockholder Proposals for Next Year’s Annual Meeting.”

Q:

What other notice requirements must I satisfy if I intend to solicit proxies in connection with the 2023 annual meeting of stockholders in support of director nominees other than the Dell Technologies nominees?

A:

In addition to satisfying the advance notice requirements under our bylaws described in response to the prior question and under “Additional Information – Stockholder Proposals for Next Year’s Annual Meeting,” to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in connection with the 2023 annual meeting in support of director nominees other than the Dell Technologies nominees must provide Dell Technologies no later than April 28, 2023 with a notice that contains the information specified in Rule 14a-19 under the Exchange Act.

Q:	What is “householding” and how does it affect me?

A:

For information on “householding” of proxy materials and how it may affect you, including how to obtain a separate set of voting materials, see “Additional Information – Stockholders Sharing the Same Last Name and Address.”

Q:	What is the address of Dell Technologies’ principal executive offices?

A:	The mailing address of Dell Technologies’ principal executive offices is One Dell Way, Round Rock, Texas 78682.

Q:	Who can help answer my other questions or help me if I need other assistance?

A:

If you have questions about the annual meeting, require assistance in submitting your proxy or voting your shares, or need additional copies of the proxy statement or the proxy card, please contact Investor Relations at investor_relations@dell.com. If you experience technical difficulties while accessing or attending the annual meeting, please call the technical support number found on the virtual meeting site for assistance.

If your bank, brokerage firm or other nominee holds your shares, you also should contact your nominee for additional information.

Dell Technologies    /    2022 Proxy Statement    /    70

Additional Information

Director Nomination Process

Director Qualifications – The Board of Directors has adopted guidelines for qualifications of director candidates, which are described above under “Proposal 1 – Election of Directors – Director Qualifications and Information.” In addition, all candidates must possess the aptitude or experience to understand fully the legal responsibilities of a director and the governance processes of a public company, as well as the personal qualities to be able to make a substantial active contribution to Board deliberations. Further, each candidate must be willing to commit sufficient time to discharge the duties of Board membership and should have sufficient years available for service to make a significant contribution to Dell Technologies over time.

Selection and Nomination Process – Whenever a vacancy occurs on the Board of Directors with respect to a director, either because of a newly created director position or a serving director’s death, resignation, removal or retirement, the Board will select a person to fill the vacancy, including, to the extent applicable, in accordance with the terms of the Sponsor Stockholders Agreements, as described under “Proposal 1 – Election of Directors – Stockholder Arrangements – Stockholder Rights to Nominate Directors.” The new director will serve as a director until the annual meeting of stockholders at which the director’s term expires and until the director’s successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification or removal.

The Board of Directors may use any methods it deems appropriate to identify candidates for Board membership, including recommendations from current Board members and recommendations from stockholders. The Board also may engage outside search firms to identify suitable candidates.

The Board of Directors may engage in any investigation and evaluation processes it deems appropriate, including, in addition to a review of a candidate’s background, characteristics, qualities and qualifications, personal interviews with the candidate.

Stockholder Recommendations to the Board of Directors – Dell Technologies’ stockholders may recommend individuals to the Board of Directors for consideration as director candidates by submitting candidates’ names and appropriate background and biographical information to the Board of Directors, c/o Board Liaison, Dell Technologies Inc., One Dell Way, Round Rock, Texas 78682. If the appropriate information is provided in a timely manner, the Board generally will consider these candidates in substantially the same manner as it considers other Board candidates. Dell Technologies’ stockholders also may nominate director candidates by following the advance notice provisions of the Dell Technologies bylaws, as described below under “– Stockholder Proposals for Next Year’s Annual Meeting – Bylaw Provisions” and other requirements described below.

Stockholder Nominations – Stockholders who wish to nominate an individual for election as a director, rather than recommending a candidate for nomination by the Board of Directors, must follow the procedures described in the Dell Technologies bylaws. Those procedures are described below under “– Stockholder Proposals for Next Year’s Annual Meeting – Bylaw Provisions” and other requirements described below.

Re-Election of Existing Directors – In considering whether to recommend directors who are eligible to stand for re-election, the Board of Directors may consider a variety of factors, including a director’s past contributions to the Board and ability to continue to contribute productively, attendance at Board and committee meetings and compliance with our Corporate Governance Principles (including satisfying the expectations for individual directors), as well as whether the director continues to possess the attributes, capabilities and qualifications considered necessary or desirable for Board service, the results of the annual Board self-evaluation, the independence of the director and the nature and extent of the director’s activities on behalf of companies other than Dell Technologies. No candidate will be nominated for election to the Board if the candidate’s service for the new term would begin after the candidate’s 72nd birthday.

Dell Technologies    /    2022 Proxy Statement    /    71

Compensation of Executive Officers	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

Stockholder Proposals for Next Year’s Annual Meeting

Stockholder proposals will be eligible for consideration for inclusion in the proxy statement and form of proxy for the 2023 annual meeting of stockholders in accordance with Rule 14a-8 under the Exchange Act, or Rule 14a-8.

Further, in accordance with the Dell Technologies bylaws, nominations of persons for election to the Board or other stockholder proposals will be eligible for consideration at the 2023 annual meeting without inclusion in the proxy materials.

Inclusion in Next Year’s Proxy Statement – A stockholder who wishes to present a proposal for inclusion in next year’s proxy statement in accordance with Rule 14a-8 must deliver the proposal to Dell Technologies’ principal executive offices no later than the close of business on January 20, 2023. Submissions must be addressed to Dell Technologies Inc., One Dell Way, RR1-33, Round Rock, Texas 78682, Attn: Corporate Secretary. The submission by a stockholder of a proposal for inclusion in the proxy statement is subject to regulation by the SEC under Rule 14a-8.

Bylaw Provisions – In accordance with the Dell Technologies bylaws, a stockholder who desires to present a nomination of persons for election to the Board or other proposal for consideration at next year’s annual meeting, but not for inclusion in next year’s proxy statement, must deliver the proposal no earlier than February 27, 2023 and no later than the close of business on March 29, 2023 unless we publicly announce a different submission deadline in accordance with our bylaws.

The submission must contain the information specified in our bylaws, including a description of the proposal and a brief statement of the reasons for the proposal, the name and address of the stockholder (as they appear in Dell Technologies’ stock transfer records), the number of Dell Technologies shares beneficially owned by the stockholder, and a description of any material direct or indirect financial or other interest that the stockholder (or any affiliate or associate) may have in the proposal. For information about these requirements, you should refer to our bylaws, which we have filed with the SEC. Proposals must be addressed to Dell Technologies Inc., One Dell Way, RR1-33, Round Rock, Texas 78682, Attn: Corporate Secretary.

The provisions of our bylaws concerning notice of proposals by stockholders are not intended to affect any rights of stockholders to seek inclusion of proposals in our proxy statement under Rule 14a-8.

Voting by Company’s Proxy Holders on Proposals Presented at Meeting – For any proposal a stockholder does not submit for inclusion in next year’s proxy statement, but instead seeks to present directly at next year’s annual meeting in accordance with the advance notice provisions of our bylaws described above, the Company’s proxy holders may vote their proxies in their discretion, notwithstanding the stockholder’s compliance with such advance notice provisions, if the Company advises the stockholders in next year’s proxy statement about the nature of the matter and how the Company’s proxy holders intend to vote on such matter, except where the stockholder solicits proxies in the manner contemplated by, and complies with, specified provisions of the SEC’s proxy rules.

Solicitation of Proxies in Support of Director Nominees – In addition to complying with the foregoing advance notice provisions of the Dell Technologies bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in connection with next year’s annual meeting in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 28, 2023.

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Compensation of Executive Officers	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

Stockholders Sharing the Same Last Name and Address

Only one copy of the proxy statement and annual report on Form 10-K for Fiscal 2022 or Notice of Internet Availability of Proxy Materials for this annual meeting is being sent to stockholders who share the same last name and address, unless they have notified Dell Technologies that they want to continue receiving multiple packages. This practice, known as “householding,” is intended to eliminate duplicate mailings, conserve natural resources and help reduce printing and mailing costs.

If you received a “householded” mailing this year and would like to receive a separate copy of the proxy materials, Dell Technologies will deliver a copy promptly upon your request submitted to Dell Technologies in one of the following ways:

•	E-mail Dell Technologies’ Investor Relations department at investor_relations@dell.com

•	Send your request by mail to Dell Technologies Inc., Investor Relations, One Dell Way, Round Rock, Texas 78682

•	Call Dell Technologies’ Investor Relations department at (512) 728-7800

You also may download a copy of any of these materials on our website at http://investors.delltechnologies.com under the News & Events – Upcoming Events section.

To opt out of householding for future distributions of proxy materials, you may notify Dell Technologies using the contacts for the Investor Relations department described above.

If you received multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may notify Dell Technologies of your preference using the contacts for the Investor Relations department provided above.

Householding for bank and brokerage accounts is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse share the same last name and address, and you and your spouse each have two accounts containing Dell Technologies stock at two different brokerage firms, your household will receive two copies of the annual meeting materials, one from each brokerage firm. If you are a beneficial owner, you may request information about householding from your bank, brokerage firm or other nominee.

Availability of Annual Report on Form 10-K

This proxy statement is accompanied by our annual report on Form 10-K for Fiscal 2022, which is our annual report to stockholders for the fiscal year. The Form 10-K report is available on our website at http://investors.delltechnologies.com under the Financials – SEC Filings section and at the website maintained by the SEC at www.sec.gov. You may obtain free of charge a printed version of the Form 10-K report, without exhibits, upon request submitted to Dell Technologies in one of the following ways:

•	E-mail Dell Technologies’ Investor Relations department at investor_relations@dell.com

•	Send your request by mail to Dell Technologies Inc., Investor Relations, One Dell Way, Round Rock, Texas 78682

•	Call Dell Technologies’ Investor Relations department at (512) 728-7800

Other Matters

To the extent that this proxy statement is incorporated by reference into any other filing by Dell Technologies under the Exchange Act or the Securities Act of 1933, the sections of this proxy statement entitled “Compensation Committee Report” and “Report of the Audit Committee,” to the extent permitted by the rules of the SEC, will not be deemed incorporated in such a filing, unless specifically provided otherwise in the filing. In addition, such sections will not be deemed to be soliciting material for purposes of the solicitation of proxies in connection with the annual meeting.

All website addresses contained in this proxy statement are intended to be inactive, textual references only. The information on, or accessible through, any website (including the Dell Technologies website) identified in this proxy statement is not a part of, and is not incorporated by reference into, this proxy statement.

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Annex A

Selected Definitions

A reference in this proxy statement to:

•

“MD stockholders” means Michael S. Dell and Susan Lieberman Dell Separate Property Trust and any person to which either of them would be permitted to transfer any equity securities of Dell Technologies under the Dell Technologies certificate of incorporation.

•

“MSD Partners stockholders” means MSDC Denali Investors, L.P., a Delaware limited partnership, and MSDC Denali EIV, LLC, a Delaware limited liability company, and any person to which either of them would be permitted to transfer any equity securities of Dell Technologies under the Dell Technologies certificate of incorporation.

•

“SLP stockholders” means Silver Lake Partners III, L.P., a Delaware limited partnership, Silver Lake Technology Investors III, L.P., a Delaware limited partnership, Silver Lake Partners IV, L.P., a Delaware limited partnership, Silver Lake Technology Investors IV, L.P., a Delaware limited partnership, and SLP Denali Co-Invest, L.P., a Delaware limited partnership, and any person to which any of them would be permitted to transfer any equity securities of Dell Technologies under the Dell Technologies certificate of incorporation.

Dell Technologies    /    2022 Proxy Statement    /    A-1

Annex B

~~FIFTH~~SIXTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF DELL TECHNOLOGIES INC.

The present name of the corporation is Dell Technologies Inc. The corporation was incorporated under the name “Denali Holding Inc.” by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on January 31, 2013. This Sixth Amended and Restated Certificate of Incorporation of the corporation, which restates and integrates and also further amends the provisions of the corporation’s Certificate of Incorporation, as amended and restated, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware. The Certificate of Incorporation of the corporation, as amended and restated, is hereby amended, integrated and restated to read in its entirety as follows:

Article I

The name of the ~~Corporation~~corporation is “Dell Technologies Inc.” (the “Corporation”).

Article II

The address of the registered office of the ~~corporation~~Corporation in the State of Delaware is 251 Little Falls Drive, in the City of Wilmington, County of New Castle, Delaware 19808. The name of the registered agent of the Corporation at such address is Corporation Service Company.

Article III

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful business, act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

Article IV

The total authorized number of shares of capital stock of the Corporation shall be ~~nine~~eight billion, ~~one-hundred forty-four~~eight-hundred one million~~, twenty-five thousand, three-hundred and eight (9,144,025,308~~ (8,801,000,000) shares, which shall consist of (i) one million (1,000,000) shares of Preferred Stock, of the par value of $0.01 per share (the “Preferred Stock”)~~;~~, and (ii) ~~nine~~eight billion, ~~one-hundred forty-three~~eight-hundred  million~~, twenty-five thousand, three-hundred and eight (9,143,025,308~~ (8,800,000,000) shares of Common Stock, of the par value of $0.01 per share (the “Common Stock”).

Article V

The following is a statement fixing certain of the designations and powers, voting powers, preferences, and relative, participating, optional or other rights of the Preferred Stock and the Common Stock ~~of the Corporation~~, and the qualifications, limitations or restrictions thereof, and the authority with respect thereto expressly granted to the board of directors of the Corporation (the “Board of Directors”) to fix any such provisions not fixed by this Certificate of Incorporation:

Section 5.1    Preferred Stock.

(a)    Subject to obtaining any required stockholder votes or consents provided for herein or in any Preferred Stock Series Resolution (as defined below), the Board of Directors is hereby expressly vested with the authority to adopt a resolution or resolutions providing for the issue of authorized but unissued shares of Preferred Stock, which shares may be issued from time to time in one or more series and in such amounts as may be determined by the Board of Directors in such resolution or resolutions. The number of shares, designations and powers, voting powers~~, designations~~, preferences, and relative, participating, optional or other rights, if any, of each series of Preferred Stock and the qualifications, limitations or restrictions, if any, of such powers, preferences and/or rights (collectively the “Series Terms”), shall be such as are stated and expressed in a resolution or resolutions providing for the creation of such Series Terms (a “Preferred Stock Series Resolution”) adopted by the Board of

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Compensation of Executive Officers	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

Directors or a committee of the Board of Directors to which such responsibility is specifically and lawfully delegated, and set forth in a certificate of designation executed, acknowledged, and filed in accordance with Sections 103 and 151 of the DGCL. The powers of the Board of Directors to determine the Series Terms of a particular series (any of which powers may by resolution of the Board of Directors be specifically delegated to one or more of its committees, except as prohibited by law) shall include, but not be limited to, determination of the following:

(1)    The number of shares constituting that series and the distinctive designation of that series;

(2)    The dividend rate on the shares of that series, whether such dividends, if any, shall be cumulative, and, if so, the date or dates from which dividends payable on such shares shall accumulate, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(3)    Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(4)    Whether that series shall have conversion privileges with respect to shares of any other class or classes of stock or of any other series of any class of stock, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate upon occurrence of such events as the Board of Directors shall determine;

(5)    Whether the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including their relative rights of priority, if any, of redemption, the date or dates upon or after which they shall be redeemable, provisions regarding redemption notices, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(6)    Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(7)    The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

(8)    The conditions or restrictions upon the creation of indebtedness of the Corporation or upon the issuance of additional Preferred Stock or other capital stock ranking on a parity therewith, or senior thereto, with respect to dividends or distribution of assets upon liquidation;

(9)    The conditions or restrictions with respect to the issuance of, payment of dividends upon, or the making of other distributions to, or the acquisition or redemption of, shares ranking junior to the Preferred Stock or to any series thereof with respect to dividends or distribution of assets upon liquidation; and

(10)    Any other designations, powers, preferences, and rights, including, without limitation, any qualifications, limitations, or restrictions thereof.

(b)    To the fullest extent permitted by the DGCL, any of the Series Terms, including voting rights, of any series may be made dependent upon facts ascertainable outside this Certificate of Incorporation and the Preferred Stock Series Resolution; provided, that the manner in which such facts shall operate upon such Series Terms is clearly and expressly set forth in this Certificate of Incorporation or in the Preferred Stock Series Resolution.

(c)    Subject to the provisions of this Article V and to obtaining any required stockholder votes or consents provided for herein or in any Preferred Stock Series Resolution, the issuance of shares of one or more series of Preferred Stock may be authorized from time to time as shall be determined by and for such consideration as shall be fixed by the Board of Directors or a designated committee thereof, in an aggregate amount not exceeding the total number of shares constituting any such series or the total number of shares of Preferred Stock authorized by this Certificate of Incorporation. Except in respect of series particulars fixed by the Board of Directors or its committee as permitted hereby, all shares of Preferred Stock shall be of equal rank and shall be identical, and all shares of any one series of Preferred Stock so designated by the Board of Directors shall be alike in every particular, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative.

Dell Technologies    /    2022 Proxy Statement    /    B-2

Compensation of Executive Officers	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

Section 5.2    Common Stock.

There shall be ~~five~~four series of Common Stock created, having the number of shares and the voting powers, preferences, designations, rights, qualifications, limitations or restrictions set forth below:

(a)    ~~DHI~~ Common Stock. One series of common stock of the Corporation is designated as “Class A Common Stock” consisting of six-hundred million (600,000,000) shares, of the par value of $0.01 per share (the “Class A Common Stock”); one series of common stock of the Corporation is designated as “Class B Common Stock” consisting of two-hundred million (200,000,000) shares, of the par value of $0.01 per share (the “Class B Common Stock”); one series of common stock of the Corporation is designated as “Class C Common Stock” consisting of seven billion, nine-hundred million (7,900,000,000) shares, of the par value of $0.01 per share (the “Class C Common Stock”); and one series of common stock of the Corporation is designated as “Class D Common Stock” consisting of one-hundred million (100,000,000) shares, of the par value of $0.01 per share (the “Class D Common Stock~~,” and together with the Class A Common Stock, the Class B Common Stock and the Class C Common Stock, the “DHI Common Stock~~”).

~~(b) Class V Common Stock. One series of common stock of the Corporation is designated as “Class V Common Stock” consisting of three-hundred forty-three million, twenty-five thousand, three hundred and eight (343,025,308) shares, par value $0.01 per share (the “Class V Common Stock”). Each share of Class V Common Stock shall be identical in all respects and will have equal rights, powers and privileges to each other share of Class V Common Stock. From and after the time of effectiveness of this Fifth Amended and Restated Certificate of Incorporation, the Corporation shall not issue any shares of Class V Common Stock.~~

~~(c) [Reserved].~~

~~(d) Restrictions on Corporate Actions.~~

~~(1) From the Effective Date through the two-year anniversary of the Effective Date, the Corporation and its Subsidiaries will not purchase or otherwise acquire any shares of common stock of VMware if such acquisition would cause the common stock of VMware to no longer be publicly traded on a U.S. securities exchange or VMware to no longer be required to file reports under Sections 13 and 15(d) of the Securities Exchange Act of 1934, in each case unless such acquisition of VMware common stock is required in order for VMware to continue to be a member of the affiliated group of corporations filing a consolidated tax return with the Corporation for purposes of Section 1502 of the Internal Revenue Code and the regulations thereunder.~~

~~(2) For so long as any shares of Class V Common Stock remain outstanding, the Corporation shall not authorize or issue any class or series of common stock (other than (i) Class V Common Stock or (ii) common stock of the Corporation with an Inter-Group Interest in the Class V Group) intended to reflect an economic interest of the Corporation in assets comprising the Class V Group, including common stock of VMware.~~

(b)    ~~(e)~~ Dividends. Subject to the provisions of any Preferred Stock Series Resolution:

~~(1) Dividends on Class V Common Stock.~~

~~(A)     (A) Dividends on the Class V Common Stock may be declared and paid only out of the lesser of (i) the assets of the Corporation legally available therefor and (ii) the Class V Group Available Dividend Amount.~~

~~(B)    (B) If the Number of Retained Interest Shares is greater than zero on the record date for any dividend on the Class V Common Stock, then concurrently with the payment of any dividend on the outstanding shares of Class V Common Stock:~~

~~(I) if such dividend consists of cash, Publicly Traded securities (other than shares of Class V Common Stock) or other assets, the Corporation will attribute to the DHI Group (a “Retained Interest Dividend”) an aggregate amount of cash, securities or other assets, or a combination thereof, at the election of the Board of Directors (the “Retained Interest Dividend Amount”), with a Fair Value equal to the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (x) the Number of Retained Interest Shares as of the record date for such dividend, by (y) a fraction, the numerator of which is the Fair Value of such dividend payable to the holders of outstanding shares of Class V Common Stock, as determined in good faith by the Board of Directors, and the denominator of which is the number of shares of Class V Common Stock outstanding as of such record date; or~~

~~(II) if such dividend consists of shares of Class V Common Stock (including dividends of Convertible Securities convertible or exchangeable or exercisable for shares of Class V Common Stock), the Number of Retained Interest Shares will be increased by a number equal to the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (x) the Number of Retained Interest Shares as of the record date for such dividend, by (y) the number of shares (including any fraction of a share) of Class V Common Stock issuable to a holder for each outstanding share of Class V Common Stock in such dividend.~~

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Compensation of Executive Officers	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

~~In the case of a dividend paid pursuant to Section 5.2(m)(3)(D), in connection with a Class V Group Disposition, the Retained Interest Dividend Amount may be increased, at the election of the Board of Directors, by the aggregate amount of the dividend that would have been payable with respect to the shares of Class V Common Stock converted into Class C Common Stock in connection with such Class V Group Disposition if such shares were not so converted and received the same dividend per share as the other shares of Class V Common Stock received in connection with such Class V Group Disposition.~~

~~A Retained Interest Dividend may, at the discretion of the Board of Directors, be reflected by an allocation or by a direct transfer of cash, securities or other assets, or a combination thereof, and may be payable in kind or otherwise.~~

~~(2) Dividends on DHI Common Stock.~~

(1)    ~~(A)~~ Dividends on the ~~DHI~~ Common Stock may be declared and paid ~~only~~ out of ~~the lesser of (i)~~ the assets of the Corporation legally available therefor ~~and (ii) the DHI Group Available Dividend Amount~~.

(2)    ~~(B)~~ Subject to the provisions of any Preferred Stock Series Resolution, if any, outstanding at any time, the holders of Class A Common Stock, the holders of Class B Common Stock, the holders of Class C Common Stock and the holders of Class D Common Stock shall be entitled to share equally, on a per share basis, in such dividends and other distributions of cash, property or shares of stock of the Corporation as may be declared by the Board of Directors from time to time with respect to the ~~DHI~~ Common Stock out of the assets or funds of the Corporation legally available therefor; provided, ~~however,~~ that in the event that any such dividend is paid in the form of shares of ~~DHI~~ Common Stock or Convertible Securities convertible, exchangeable or exercisable for shares of ~~DHI~~ Common Stock, the holders of Class A Common Stock shall receive Class A Common Stock or Convertible Securities convertible, exchangeable or exercisable for shares of Class A Common Stock, as the case may be, the holders of Class B Common Stock shall receive Class B Common Stock or Convertible Securities convertible, exchangeable or exercisable for shares of Class B Common Stock, as the case may be, the holders of Class C Common Stock shall receive Class C Common Stock or Convertible Securities convertible, exchangeable or exercisable for shares of Class C Common Stock, as the case may be, and the holders of Class D Common Stock shall receive Class D Common Stock or Convertible Securities convertible, exchangeable or exercisable for shares of Class D Common Stock, as the case may be.

~~(A)    (C) Dividends of Class V Common Stock (or dividends of Convertible Securities convertible into or exchangeable or exercisable for shares of Class V Common Stock) may be declared and paid on the DHI Common Stock if the Number of Retained Interest Shares is greater than zero on the record date for any such dividend, but only if the sum of:~~

~~(I) the number of shares of Class V Common Stock to be so issued (or the number of such shares that would be issuable upon conversion, exchange or exercise of any Convertible Securities to be so issued); and~~

~~(II) the number of shares of Class V Common Stock that are issuable upon conversion, exchange or exercise of any Convertible Securities then outstanding that are attributed as a liability to, or an equity interest in, the DHI Group is less than or equal to the Number of Retained Interest Shares.~~

~~(3) Discrimination between DHI Common Stock and Class V Common Stock. The Board of Directors shall have the authority and discretion to declare and pay (or to refrain from declaring and paying) dividends on outstanding shares of Class V Common Stock and dividends on outstanding shares of DHI Common Stock, in equal or unequal amounts, or only on the DHI Common Stock or the Class V Common Stock, irrespective of the amounts (if any) of prior dividends declared on, or the respective liquidation rights of, the DHI Common Stock or the Class V Common Stock, or any other factor.~~

(c)    ~~(f)~~ Liquidation and Dissolution.

(1)    ~~General.~~ In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and liabilities of the Corporation and payment or provision for payment of any preferential amount due to the holders of any other class or series of stock as to payments upon dissolution of the Corporation ~~(regardless of the Group to which such shares are attributed)~~, the holders of shares of ~~DHI Common Stock and the holders of shares of Class V~~ Common Stock shall be entitled to receive their proportionate interests in the assets of the Corporation remaining for distribution to holders of stock (regardless of the class or series of stock to which such assets are then attributed) ~~in proportion to the respective number of liquidation units per share of DHI Common Stock and Class V Common Stock~~.

(2)    Neither (i) the consolidation or merger of the Corporation with or into any other Person or Persons, (ii) a transaction or series of related transactions that results in the transfer of more than 50% of the voting power of the Corporation nor (iii) the sale, transfer or lease of all or substantially all of the assets of the Corporation shall itself be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 5.2(~~f~~c).

Dell Technologies    /    2022 Proxy Statement    /    B-4

Compensation of Executive Officers	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

~~(2) Liquidation Units. The liquidation units per share of Class V Common Stock in relation to the DHI Common Stock shall be as follows:~~

~~(A)    (A) each share of DHI Common Stock shall have one liquidation unit; and~~

~~(B)    (B) each share of Class V Common Stock shall have a number of liquidation units (including a fraction of one liquidation unit) equal to the amount (calculated to the nearest five decimal places) obtained by dividing (x) the Average Market Value of a share of Class V Common Stock over the 10-Trading Day period commencing on (and including) the first Trading Day on which the Class V Common Stock trades in the “regular way” market, by (y) the Average Market Value of a share of Class C Common Stock over the same 10-Trading Day period (unless such shares of Class C Common Stock are not Publicly Traded, in which case the Fair Value of a share of Class C Common Stock, determined as of the fifth Trading Day of such period, shall be used for purposes of (y)); provided, that if, after the Effective Date, the Corporation, at any time or from time to time, subdivides (by stock split, reclassification or otherwise) or combines (by reverse stock split, reclassification or otherwise) the outstanding shares of Class C Common Stock or Class V Common Stock, or declares and pays a dividend or distribution in shares of Class C Common Stock or Class V Common Stock to holders of Class C Common Stock or Class V Common Stock, as applicable, the per share liquidation units of the Class C Common Stock or Class V Common Stock, as applicable, will be appropriately adjusted as determined by the Board of Directors, so as to avoid any dilution or increase in the aggregate, relative liquidation rights of the shares of Class C Common Stock and Class V Common Stock.~~

~~Whenever an adjustment is made to liquidation units under this Section 5.2(f), the Corporation will promptly thereafter prepare and file a statement of such adjustment with the Secretary of the Corporation. Neither the failure to prepare nor the failure to file any such statement will affect the validity of such adjustment.~~

(d)    ~~(g) Subdivision~~Subdivisions or Combinations. If the Corporation in any manner subdivides or combines the outstanding shares of any series of ~~DHI~~ Common Stock, the outstanding shares of the other series of ~~DHI~~ Common Stock will be subdivided or combined in the same manner.

~~(h) Voting Rights.~~

~~(1)~~ (e) Voting ~~Generally~~Rights. Subject to Article VI, (i) each holder of record of Class A Common Stock shall be entitled to ten (10) votes per share of Class A Common Stock which is outstanding in his, her or its name on the books of the Corporation and which is entitled to vote; (ii) each holder of record of Class B Common Stock shall be entitled to ten (10) votes per share of Class B Common Stock which is outstanding in his, her or its name on the books of the Corporation and which is entitled to vote; (iii) each holder of record of Class C Common Stock shall be entitled to one vote per share of Class C Common Stock which is outstanding in his, her or its name on the books of the Corporation and which is entitled to vote; and (iv) each holder of record of Class D Common Stock shall not be entitled to any vote on any matter except to the extent required by provisions of Delaware law (in which case such holder shall be entitled to one vote per share of Class D Common Stock which is outstanding in his, her or its name on the books of the Corporation and which is entitled to vote)~~; and (v) each holder of record of Class V Common Stock shall be entitled to one vote per share of Class V Common Stock which is outstanding in his, her or its name on the books of the Corporation and which is entitled to vote~~. Except (A) as may otherwise be provided in this Certificate of Incorporation, or (B) as may otherwise be required by the laws of the State of Delaware, the holders of shares of all ~~classes~~series of Common Stock will vote as one class with respect to the election of Group I Directors (as defined below) and with respect to all other matters to be voted on by stockholders of the Corporation; provided, that the holders of Class ~~A Common Stock (and no other classes of Common Stock) will vote as one class with respect to the election of Group II Directors (as defined below), the holders of Class B Common Stock (and no other classes of Common Stock) will vote as one class with respect to the election of Group III Directors (as defined below), and the holders of Class~~ C Common Stock (and no other ~~classes~~series of Common Stock) will vote as one class with respect to the election of the Group IV Director (as defined below).

~~(2) Special Voting Rights.~~

~~(A)    (A) If the Corporation proposes to (i) amend this Certificate of Incorporation (A) in any manner that would alter or change the powers, preferences or special rights of the shares of Class V Common Stock so as to affect them adversely or (B) to make any amendment, change or alteration to the restrictions on corporate actions described in Section  5.2(d), in each case whether by merger, consolidation or otherwise, or (ii) effect any merger or business combination as a result of which (A) the holders of all classes and series of Common Stock shall no longer own at least 50% of the voting power of the surviving corporation or of the direct or indirect parent corporation of such surviving corporation and (B) the holders of Class V Common Stock do not receive consideration of the same type as the other classes or series of Common Stock and, in aggregate, equal to or greater in value than the proportion of the average of the aggregate Fair Value of the outstanding Class V Common Stock over the 30-Trading Day period ending on the Trading Day preceding the date of the first public announcement of such merger or business combination to~~

Dell Technologies    /    2022 Proxy Statement    /    B-5

Compensation of Executive Officers	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

~~the aggregate Fair Value of the other outstanding classes or series of Common Stock over the same 30-Trading Day period (unless such securities are not Publicly Traded, in which case the aggregate Fair Value of such securities shall be determined as of the fifth Trading Day of such period), then in each case, such action will be subject to receipt by the Corporation of, and will not be undertaken unless the Corporation has received, the affirmative vote of the holders of record (other than shares held by the Corporation’s Affiliates), as of the record date for the meeting at which such vote is taken, of Class V Common Stock representing a majority of the aggregate voting power (other than shares held by the Corporation’s Affiliates) of Class V Common Stock present, in person or by proxy, at such meeting and entitled to vote thereon, voting together as a separate class. Any vote taken pursuant to this Section 5.2(h)(2)(A) will be in addition to, and not in lieu of, any vote of the stockholders of the Corporation required by law to be taken with respect to the applicable action.~~

~~(B)    (B) For so long as any shares of Class V Common Stock remain outstanding, Section 4.02 of the Bylaws shall not be amended or repealed (A) by the stockholders of the Corporation unless such action has received the affirmative vote of the holders of record (other than shares held by the Corporation’s Affiliates), as of the record date for the meeting at which such vote is taken, of (i) Class V Common Stock representing a majority of the aggregate voting power (other than shares held by the Corporation’s Affiliates) of Class V Common Stock present, in person or by proxy, at such meeting and entitled to vote thereon, voting together as a separate class, and (ii) Common Stock representing a majority of the aggregate voting power of Common Stock present, in person or by proxy, at such meeting and entitled to vote thereon or (B) by any action of the Board of Directors.~~

~~(C)~~ Except as expressly provided herein, no ~~class or~~ series of Common Stock shall be entitled to vote as a separate ~~class~~series on any matter except to the extent required by provisions of Delaware law. Irrespective of the provisions of Section 242(b)(2) of the ~~Delaware General Corporation Law~~DGCL, the holders of shares of ~~DHI~~ Common ~~Stock and the holders of shares of Class V Common~~ Stock will vote as one class with respect to any proposed amendment to this Certificate of Incorporation that (i) would increase (x) the number of authorized shares of common stock or any class or series thereof, (y) the number of authorized shares of preferred stock or any series thereof or (z) the number of authorized shares of any other class or series of capital stock of the Corporation hereafter established, or (ii) decrease (x) the number of authorized shares of common stock or any class or series thereof, (y) the number of authorized shares of preferred stock or any series thereof or (z) the number of authorized shares of any other class or series of capital stock of the Corporation hereafter established (but, in each case, not below the number of shares of such class or series of capital stock then outstanding), and no separate class or series vote of the holders of shares of any class or series of capital stock of the Corporation will be required for the approval of any such matter~~; provided, that this Section 5.2(h)(2)(C) shall only apply to a proposed increase in the number of authorized shares of Class V Common Stock when such increase has received the approval of the Capital Stock Committee of the Board of Directors in such circumstances and as provided in the Bylaws.~~.

(f)    ~~(i)~~ Equal Status. Except as expressly provided in this Article V and in Article VI, Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock shall have the same rights and privileges and rank equally, share ratably on a per share basis and be identical in all respects as to all matters. Without limiting the generality of the foregoing, (i) in the event of a merger, consolidation or other business combination requiring the approval of the holders of the Corporation’s capital stock entitled to vote thereon (whether or not the Corporation is the surviving entity), each holder of ~~DHI~~ Common Stock shall have the right to receive, or the right to elect to receive, the same amount and form of consideration, if any, on a per share basis, as each other holder of ~~DHI~~ Common Stock, and (ii) in the event of (x) any tender or exchange offer to acquire any shares of ~~DHI~~ Common Stock by any third party pursuant to an agreement to which the Corporation is a party or (y) any tender or exchange offer by the Corporation to acquire any shares of ~~DHI~~ Common Stock, pursuant to the terms of the applicable tender or exchange offer, the holders of ~~DHI~~ Common Stock shall have the right to receive, or the right to elect to receive, the same amount or form of consideration on a per share basis as each other holder of ~~DHI~~ Common Stock; provided, that notwithstanding anything herein to the contrary, the holders of Class C Common Stock and the holders of Class D Common Stock may receive non-voting securities or capital stock, or securities or capital stock with differing voting rights or preferences than the holders of Class A Common Stock and/or the holders of Class B Common Stock in connection with a merger, consolidation, other business combination, or tender or exchange offer involving the Corporation.

(g)    ~~(j)~~ Senior, Parity or Junior Stock.

(1)    Whenever reference is made in this Article V to shares “ranking senior to” another class or series of stock or “on a parity with” another class or series of stock, such reference shall mean and include all other shares of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation are given preference over, or rank equally with, as the case may be, the rights of the holders of such other class or series of stock. Whenever reference is made to shares “ranking junior to” another class or series of stock, such reference shall mean and include all shares of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends and as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation are junior and subordinate to the rights of the holders of such class or series of stock.

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Compensation of Executive Officers	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

(2)    Except as otherwise provided herein or in any Preferred Stock Series Resolution, each series of Preferred Stock shall rank on a parity with each other series of Preferred Stock and each series of Preferred Stock shall rank senior to the Common Stock. Except as otherwise provided herein, each of the Class A Common Stock, the Class B Common Stock, the Class C Common Stock~~,~~ and the Class D ~~Common Stock and the Class V~~ Common Stock shall rank on a parity with each other, and, except as otherwise provided in any Preferred Stock Series Resolution, each of the Class A Common Stock, the Class B Common Stock, the Class C Common Stock~~,~~ and the Class D ~~Common Stock and the Class V~~ Common Stock shall rank junior to the Preferred Stock.

(h)    ~~(k)~~ Reservation and Retirement of Shares.

(1)    The Corporation shall at all times reserve and keep available, out of its authorized but unissued shares of Common Stock or out of shares of Common Stock held in its treasury, the full number of shares of Common Stock into which all shares of any series of Preferred Stock having conversion privileges from time to time outstanding are convertible.

(2)    Unless otherwise provided in a Preferred Stock Series Resolution with respect to a particular series of Preferred Stock, all shares of Preferred Stock redeemed or acquired (as a result of conversion or otherwise) shall be retired and restored to the status of authorized but unissued shares of Preferred Stock undesignated as to series.

(i)    ~~(l)~~ No Preemptive Rights.

Subject to the provisions of any Preferred Stock Series Resolution, no holder of shares of stock of the Corporation shall have any preemptive or other rights, except as such rights are expressly provided by contract, to purchase or subscribe for or receive any shares of any class, or series thereof, of stock of the Corporation, whether now or hereafter authorized, or any warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any shares of any class, or series thereof, of stock of the Corporation; but, subject to the provisions of any Preferred Stock Series Resolution, such additional shares of stock and such warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any shares of any class, or series thereof, of stock may be issued or disposed of by the Board of Directors to such Persons, and on such terms and for such lawful consideration, as in its discretion it shall deem advisable or as to which the Corporation shall have by binding contract agreed.

~~(m) Other Provisions Relating to the Exchange of Class V Common Stock.~~

~~(1) Redemption for VMware Stock. At any time that shares of common stock of VMware comprise all of the assets of the Class V Group, the Corporation may, at its option and subject to assets of the Corporation being legally available therefor, redeem all outstanding shares of Class V Common Stock for shares of common stock of VMware (the “Distributed VMware Shares”), as provided herein. Each outstanding share of Class V Common Stock shall be redeemed for a number of Distributed VMware Shares equal to the amount (calculated to the nearest five decimal places) obtained by multiplying the Outstanding Interest Fraction by a fraction, the numerator of which is the number of shares of common stock of VMware attributed to the Class V Group on the Class V Group VMware Redemption Selection Date and the denominator of which is the number of issued and outstanding shares of Class V Common Stock on the same date. Any redemption pursuant to this Section 5.2(m)(1) shall occur on the date set forth in the public notice made pursuant to Section 5.2(m)(4)(B) (the “Class V Group VMware Redemption Date”). The Corporation shall not redeem shares of Class V Common Stock for Distributed VMware Shares pursuant to this Section 5.2(m)(1) without redeeming all outstanding shares of Class V Common Stock for Distributed VMware Shares in accordance with this Section 5.2(m)(1).~~

~~(2) Redemption for Securities of Class V Group Subsidiary. At any time at which a wholly-owned Subsidiary of the Corporation (the “Class V Group Subsidiary”) holds, directly or indirectly, all of the assets and liabilities attributed to the Class V Group and such assets and liabilities are not solely comprised of shares of common stock of VMware, the Corporation may, at its option and subject to assets of the Corporation being legally available therefor, redeem all of the outstanding shares of Class V Common Stock for shares of common stock of such Class V Group Subsidiary, as provided herein; provided, that the common stock received is the only outstanding equity security of such Class V Group Subsidiary, and provided, further, that such common stock, upon issuance in such redemption, will have been registered under all applicable U.S. securities laws and will be listed for trading on a U.S. securities exchange. The number of shares of common stock of the Class V Group Subsidiary to be delivered in redemption of each outstanding share of Class V Common Stock will be equal to the amount (rounded, if necessary, to the nearest five decimal places) obtained by dividing (x) the product of (I) the number of outstanding shares of common stock of the Class V Group Subsidiary and (II) the Outstanding Interest Fraction, by (y) the number of outstanding shares of Class V Common Stock, in each case, as of the Class V Group Redemption Selection Date. The Corporation shall not redeem shares of Class V Common Stock for shares of common stock of the Class V Group Subsidiary pursuant to this Section 5.2(m)(2) without redeeming all outstanding shares of Class V Common Stock in accordance with this Section 5.2(m)(2).~~

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~~Any redemption pursuant to this Section 5.2(m)(2) will occur on a Class V Group Redemption Date set forth in a notice to holders of Class V Common Stock pursuant to Section 5.2(m)(4)(B).~~

~~If the Board of Directors determines to effect a redemption of the Class V Common Stock pursuant to this Section 5.2(m)(2), shares of Class V Common Stock shall be redeemed in exchange for a common stock of the Class V Group Subsidiary, as determined by the Board of Directors, on an equal per share basis.~~

~~(3) Dividend, Redemption or Conversion in Case of Class V Group Disposition. In the event of a Class V Group Disposition (other than in one or a series of Excluded Transactions), the Corporation will, on or prior to the 120th Trading Day following the consummation of such Class V Group Disposition and in accordance with the applicable provisions of this Section 5.2, take the actions referred to in one of Section~~ 5.2(m)(3)(A)~~, (B), (C) or (D) below, as elected by the Board of Directors:~~

~~(A)    (A) Subject to Section 5.2(e)(1), the Corporation may declare and pay a dividend payable in cash, Publicly Traded securities (other than securities of the Corporation) or other assets, or any combination thereof, to the holders of outstanding shares of Class V Common Stock, with an aggregate Fair Value equal to the Class V Group Allocable Net Proceeds of such Class V Group Disposition (regardless of the form or nature of the proceeds received by the Corporation from the Class V Group Disposition) as of the record date for determining the holders entitled to receive such dividend, as the same may be determined by the Board of Directors, with such dividend to be paid in accordance with the applicable provisions of  Section 5.2(e).~~

~~(B)    (B) Provided that there are assets of the Corporation legally available therefor and the Class V Group Available Dividend Amount would have been sufficient to pay a dividend pursuant to Section 5.2(m)(3)(A) in lieu of effecting the redemption provided for in this Section 5.2(m)(3)(B), the Corporation may apply an aggregate amount of cash or Publicly Traded securities (other than securities of the Corporation) or any combination thereof with a Fair Value equal to the Class V Group Allocable Net Proceeds of such Class V Group Disposition (regardless of the form or nature of the proceeds received by the Corporation from the Class V Group Disposition) as of the Class V Group Redemption Selection Date (the “Class V Group Redemption Amount”) to the redemption of outstanding shares of Class V Common Stock for an amount per share equal to the Average Market Value of a share of Class V Common Stock over the period of 10 consecutive Trading Days beginning on the 2nd Trading Day following the public announcement of the Class V Group Net Proceeds as set forth in  Section 5.2(m)(4)(C);  provided, that if such Class V Group Disposition involves all (not merely substantially all) of the assets of the Class V Group, a redemption pursuant to this  Section 5.2(m)(3)(B) shall be a redemption of all outstanding shares of Class V Common Stock in exchange for an aggregate amount of cash or Publicly Traded securities (other than securities of the Corporation) or any combination thereof, with a Fair Value equal to the Class V Group Allocable Net Proceeds of such Class V Group Disposition, on an equal per share basis.~~

~~(C)    (C) Provided that the Class C Common Stock is then Publicly Traded, the Corporation may convert the number of outstanding shares of Class V Common Stock obtained by dividing the Class V Group Allocable Net Proceeds by the Average Market Value of a share of Class V Common Stock over the period of 10 consecutive Trading Days beginning on the 2nd Trading Day following the public announcement of the Class V Group Net Proceeds as set forth in Section 5.2(m)(4)(C) into an aggregate number (or fraction) of validly issued, fully paid and non-assessable shares of Class C Common Stock equal to the number of shares of Class V Common Stock to be converted, multiplied by the amount (calculated to the nearest five decimal places) obtained by dividing (I) the Average Market Value of a share of Class V Common Stock over the period of 10 consecutive Trading Days beginning on the 2nd Trading Day following the public announcement of the Class V Group Net Proceeds as set forth in  Section 5.2(m)(4)(C) by (II) the Average Market Value of one share of Class C Common Stock over the same 10-Trading Day period.~~

~~(D)    (D) Provided that the Class C Common Stock is then Publicly Traded, the Corporation may combine the conversion of a portion of the outstanding shares of Class V Common Stock into Class C Common Stock as contemplated by Section 5.2(m)(3)(C) with the payment of a dividend on, or the redemption of, shares of Class V Common Stock, as described below, subject to the limitations specified in Section 5.2(m)(3)(A) (in the case of a dividend) or Section 5.2(m)(3)(B) (in the case of a redemption) (including the limitations specified in other paragraphs of this Certificate of Incorporation referred to therein).~~

~~In the event the Board of Directors elects the option described in this Section 5.2(m)(3)(D), the portion of the outstanding shares of Class V Common Stock to be converted into validly issued, fully paid and non-assessable shares of Class C Common Stock shall be determined by the Board of Directors and shall be so converted at the conversion rate determined in accordance with Section 5.2(m)(3)(C) and the Corporation shall (x) pay a dividend to the holders of record of all of the remaining shares of Class V Common Stock outstanding, with such dividend to be paid in accordance with the applicable provisions of Section 5.2(e), or (y) redeem all or a portion of such remaining shares of Class V Common Stock. The aggregate amount of such dividend or the portion of the Class V Group Allocable Net Proceeds to be applied to such redemption, as applicable, shall be equal to the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (I) an amount equal to the Class V Group Allocable Net Proceeds of such Class V Group Disposition as of, in the case of a dividend, the record date for determining the holders of~~

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~~Class V Common Stock entitled to receive such dividend and, in the case of a redemption, the Class V Group Redemption Selection Date, in each case before giving effect to the conversion of shares of Class V Common Stock in connection with such Class V Group Disposition in accordance with this Section 5.2(m)(3)(D) and any related adjustment to the Number of Retained Interest Shares, by (II) one (1) minus a fraction, the numerator of which shall be the number of shares of Class V Common Stock to be converted into shares of Class C Common Stock in accordance with this Section 5.2(m)(3)(D) and the denominator of which shall be the aggregate number of shares of Class V Common Stock outstanding as of the record date or the Class V Group Redemption Selection Date used for purposes of clause (I) of this sentence. In the event of a redemption concurrently with or following any such partial conversion of shares of Class V Common Stock, if the Class V Group Disposition was of all (not merely substantially all) of the assets of the Class V Group, then all remaining outstanding shares of Class V Common Stock shall be redeemed for cash, Publicly Traded securities (other than securities of the Corporation) or other assets, or any combination thereof, with an aggregate Fair Value equal to the portion of the Class V Group Allocable Net Proceeds to be applied to such redemption determined in accordance with this Section 5.2(m)(3)(D), such aggregate amount to be allocated among all such shares to be redeemed on an equal per share basis (subject to the provisions of this Section 5.2(m)(3)). In the event of a redemption concurrently with or following any such partial conversion of shares of Class V Common Stock, if the Class V Group Disposition was of not all of the assets of the Class V Group, then the number of shares of Class V Common Stock to be redeemed shall be determined in accordance with Section 5.2(m)(3)(B), substituting for the Class V Group Redemption Amount referred to therein the portion of the Class V Group Allocable Net Proceeds to be applied to such redemption as determined in accordance with this Section 5.2(m)(3)(D), and such shares shall be redeemed for cash, Publicly Traded securities (other than securities of the Corporation) or other assets, or any combination thereof, with an aggregate Fair Value equal to such portion of the Class V Group Allocable Net Proceeds and allocated among all such shares to be redeemed on an equal per share basis (subject to the provisions of this Section 5.2(m)(3)). In the case of a redemption, the allocation of the cash, Publicly Traded securities (other than securities of the Corporation) and/or other assets to be paid in redemption and, in the case of a partial redemption, the selection of shares to be redeemed shall be made in the manner contemplated by Section 5.2(m)(3)(B).~~

~~For purposes of this Section 5.2(m)(3) and the definition of “Class V Group Disposition” provided in Article XV:~~

~~(1) as of any date, “substantially all of the assets of the Class V Group” means a portion of such assets that represents at least 80% of the then-Fair Value of the assets of the Class V Group as of such date;~~

~~(2) in the case of a Class V Group Disposition effected in a series of related transactions, such Class V Group Disposition shall not be deemed to have been consummated until the consummation of the last of such transactions;~~

~~(3) if the Board of Directors seeks the approval of the holders of Class V Common Stock entitled to vote on thereon to qualify a Class V Group Disposition as an Excluded Transaction and such approval is not obtained, the date on which such approval fails to be obtained will be treated as the date on which such Class V Group Disposition was consummated for purposes of making the determinations and taking the actions prescribed by this Section 5.2(m)(3) and Section 5.2(m)(4), and no subsequent vote may be taken to qualify such Class V Group Disposition as an Excluded Transaction; and~~

~~(4) in the event of a redemption of a portion of the outstanding shares of Class V Common Stock pursuant to Section 5.2(m)(3)(B)  or (D) at a time when the Number of Retained Interest Shares is greater than zero, the Corporation will attribute to the DHI Group concurrently with such redemption an aggregate amount (the “Retained Interest Redemption Amount”) of cash, securities (other than securities of the Corporation) or other assets, or any combination thereof, subject to adjustment as described below, with an aggregate Fair Value equal to the difference between (x) the Class V Group Net Proceeds and (y) the portion of the Class V Group Allocable Net Proceeds applied to such redemption as determined in accordance with Section 5.2(m)(3)(B) or (D) (such attribution, the “Retained Interest Partial Redemption”). Upon such Retained Interest Partial Redemption, the Number of Retained Interest Shares will be decreased in the manner described in subparagraph (ii)(B) of the definition of “Number of Retained Interest Shares” provided in Article XV. The Retained Interest Redemption Amount may, at the discretion of the Board of Directors, be reflected by an allocation to the DHI Group or by a direct transfer to the DHI Group of cash, securities and/or other assets.~~

~~(4) General.~~

~~(E)     (A) If the Corporation determines to convert all of the shares of Class V Common Stock pursuant to Section 5.2(r), not less than 10 days prior to the Class V Group Conversion Date the Corporation shall announce publicly by press release:~~

~~(I) that all outstanding shares of Class V Common Stock shall be converted pursuant to  Section 5.2(r) on the Class V Group Conversion Date;~~

~~(II) the Class V Group Conversion Date, which shall not be more than 45 days following the Determination Date;~~

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~~(III) the number of shares of Class C Common Stock to be received with respect to each share of Class V Common Stock; and~~

~~(IV) instructions as to how shares of Class V Common Stock may be surrendered for conversion.~~

~~(F)    (B) If the Corporation determines to exchange shares of Class V Common Stock pursuant to Section 5.2(m)(1) or to redeem shares of Class V Common Stock pursuant to Section 5.2(m)(2), the Corporation shall announce publicly by press release:~~

~~(I) that the Corporation intends to exchange or redeem, as applicable, all outstanding shares of Class V Common Stock for Distributed VMware Shares pursuant to Section 5.2(m)(1) or common stock of the Class V Group Subsidiary pursuant to Section 5.2(m)(2), as applicable, subject to any applicable conditions;~~

~~(II) the class or series of securities to be received with respect to the shares of Class V Common Stock to be exchanged or redeemed, as applicable, and the Outstanding Interest Fraction as of the date of such notice;~~

~~(III) the Class V Group VMware Redemption Selection Date or Class V Group Redemption Selection Date, as applicable, which shall not be earlier than the 10th day following the date of such press release;~~

~~(IV) the Class V Group VMware Redemption Date or Class V Group Redemption Date, as applicable, which shall not be earlier then the 10th day following the date of such press release and shall not be later than the 120th Trading Day following the date of such press release;~~

~~(V) if the Board of Directors so determines, that the Corporation shall not be required to register a transfer of any shares of Class V Common Stock for a period of 10 Trading Days (or such shorter period as such press release may specify) immediately preceding the specified Class V Group VMware Redemption Selection Date or Class V Group Redemption Selection Date;~~

~~(VI) the number of shares of VMware common stock or of the Class V Group Subsidiary, as applicable, attributable to the DHI Group, and the Number of Retained Interest Shares used in determining such number; and~~

~~(VII) instructions as to how shares of Class V Common Stock may be surrendered for exchange or redemption, as applicable.~~

~~(G)     (C) Not later than the 10th Trading Day following the consummation of a Class V Group Disposition referred to in Section 5.2(m)(3), the Corporation shall announce publicly by press release the Class V Group Net Proceeds of such Class V Group Disposition. Not later than the 30th Trading Day following the consummation of such Class V Group Disposition (and in the event a 10-Trading Day valuation period is required in connection with the action selected by the Board of Directors pursuant to Section 5.2(m)(3), not earlier than the 12th Trading Day following the public announcement of the Class V Group Net Proceeds as set forth in the first sentence of this Section 5.2(m)(4)(C)), the Corporation shall announce publicly by press release (to the extent applicable):~~

~~(I) which of the actions specified in Section 5.2(m)(3)(A), (B), (C) or (D) the Corporation has irrevocably determined to take;~~

~~(II) as applicable, the record date for determining holders entitled to receive any dividend to be paid pursuant to  Section 5.2(m)(3)(A)  or (D), the Class V Group Redemption Selection Date for the redemption of shares of Class V Common Stock pursuant to  Section 5.2(m)(3)(B)  or (D) or the Class V Group Conversion Selection Date for the partial conversion of shares of Class V Common Stock pursuant to Section 5.2(m)(3)(D), which record date, Class V Group Redemption Selection Date or Class V Group Conversion Selection Date will not be earlier than the 10th day following the date of such public announcement;~~

~~(III) the Outstanding Interest Fraction as of the date of such notice;~~

~~(IV) the anticipated dividend payment date, Class V Group Redemption Date, and/or Class V Group Conversion Date, as applicable, which in either case shall not be more than 85 Trading Days following such Class V Group Disposition; and~~

~~(V) unless the Board of Directors otherwise determines, that the Corporation shall not be required to register a transfer of any shares of Class V Common Stock for a period of 10 Trading Days (or such shorter period as such announcement may specify) immediately preceding the specified Class V Group Redemption Selection Date or the Class V Group Conversion Selection Date.~~

~~If the Corporation determines to undertake a redemption of shares of Class V Common Stock, in whole or in part, pursuant to  Section 5.2(m)(3)(B) or (D), or a conversion of shares of Class V Common Stock, in whole or in part, pursuant to Section 5.2(m)(3)(C) or  (D), the Corporation will announce such redemption or conversion (which, for the avoidance of doubt,~~

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~~may remain subject to the satisfaction or waiver of any applicable condition precedent at the time of such announcement) publicly by press release, not less than 10 days prior to the Class V Group Redemption Date or Class V Group Conversion Date, and will announce, as applicable:~~

~~(I) the Class V Group Redemption Date or Class V Group Conversion Date, which in each case shall not be more than 85 Trading Days following such Class V Group Disposition;~~

~~(II) the number of shares of Class V Common Stock to be redeemed or converted or, if applicable, stating that all outstanding shares of Class V Common Stock will be redeemed or converted;~~

~~(III) the kind and amount of per share consideration to be received with respect to each share of Class V Common Stock to be redeemed or converted and the Outstanding Interest Fraction as of the date of such notice;~~

~~(IV) with respect to a partial redemption under Section 5.2(m)(3)(B) or (D), the Number of Retained Interest Shares as of the Class V Group Redemption Selection Date;~~

~~(V) with respect to a dividend under Section 5.2(m)(3)(D), the Number of Retained Interest Shares as of the record date for the dividend and the Retained Interest Dividend Amount attributable to the DHI Group; and~~

~~(VI) instructions as to how shares of Class V Common Stock may be surrendered for redemption or conversion.~~

~~(H)    (D) The Corporation will give such notice to holders of Convertible Securities convertible into or exercisable or exchangeable for Class V Common Stock as may be required by the terms of such Convertible Securities or as the Board of Directors may otherwise deem appropriate in connection with a dividend, redemption or conversion of shares of Class V Common Stock pursuant to this  Section 5.2, as applicable.~~

~~(I)    (E) All public announcements made pursuant to  Section 5.2(m)(4)(A), (B)  or (C) shall include such further statements, and the Corporation reserves the right to make such further public announcements, as may be required by law or the rules of the principal U.S. securities exchange on which the Class V Common Stock is listed or as the Board of Directors may, in its discretion, deem appropriate.~~

~~(J)    (F) No adjustments in respect of dividends shall be made upon the conversion or redemption of any shares of Class V Common Stock;  provided,  however, that, except as otherwise contemplated by Section 5.2(m)(3)(D), if the Class V Group Conversion Date or the Class V Group Redemption Date with respect to any shares of Class V Common Stock shall be subsequent to the record date for the payment of a dividend or other distribution thereon or with respect thereto, but prior to the payment of such dividend or distribution, the holders of record of such shares of Class V Common Stock at the close of business on such record date shall be entitled to receive the dividend or other distribution payable on or with respect to such shares on the date set for payment of such dividend or other distribution, notwithstanding the prior conversion or redemption of such shares.~~

~~(K)    (G) Before any holder of shares of Class V Common Stock shall be entitled to receive certificate(s) or book-entry interests representing shares of any kind of capital stock or cash, Publicly Traded securities or other assets to be received by such holder with respect to shares of Class V Common Stock pursuant to Section 5.2(r) or this Section 5.2(m), such holder shall surrender certificate(s) or book-entry interests representing such shares of Class V Common Stock in such manner and with such written instruments or transfer as the Corporation shall specify. The Corporation will, as soon as practicable after such surrender of certificate(s) or book-entry interests representing shares of Class V Common Stock, deliver, or cause to be delivered, at the office of the transfer agent for the shares or other securities to be delivered, to the holder for whose account shares of Class V Common Stock were so surrendered, or to the nominee or nominees of such holder, certificate(s) or book-entry interests representing the number of shares of the kind of capital stock or cash, Publicly Traded securities or other assets to which such Person shall be entitled as aforesaid, together with any payment for fractional securities determined by the Board of Directors to be paid in accordance with Section  5.2(m)(4)(I). If less than all of the shares of Class V Common Stock represented by any one certificate are to be redeemed, the Corporation shall issue and deliver a new certificate for the shares (including fractional shares) of Class V Common Stock not redeemed.~~

~~(L)    (H) From and after any applicable Class V Group Conversion Date, Class V Group Redemption Date or Class V Group VMware Redemption Date, all rights of a holder of shares of Class V Common Stock that were converted, redeemed or exchanged on such Class V Group Conversion Date, Class V Group Redemption Date or Class V Group VMware Redemption Date, as applicable, shall cease except for the right, upon surrender of certificate(s) or book-entry interests representing such shares of Class V Common Stock, to receive certificate(s) or book-entry interests representing shares of the kind and amount of capital stock~~

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~~or cash, Publicly Traded securities or other assets for which such shares were converted, redeemed or exchanged, as applicable, together with any payment for fractional securities determined by the Board of Directors to be paid in accordance with Section 5.2(m)(4)(I), and such holder shall have no other or further rights in respect of the shares of Class V Common Stock so converted, redeemed or exchanged. No holder of a certificate or book-entry interest which immediately prior to the applicable Class V Group Conversion Date, Class V Group Redemption Date or Class V Group VMware Redemption Date represented shares of Class V Common Stock shall be entitled to receive any dividend or other distribution with respect to shares of any kind of capital stock into or in exchange for which the Class V Common Stock was converted, redeemed or exchanged until surrender of such holder’s certificate or book-entry interest for certificate(s) or book-entry interests representing shares of such kind of capital stock. Upon such surrender, there shall be paid to the holder the amount of any dividends or other distributions (without interest) which became payable with respect to a record date prior to the Class V Group Conversion Date, Class V Group Redemption Date or Class V Group VMware Redemption Date, as the case may be, but that were not paid by reason of the foregoing, with respect to the number of shares of the kind of capital stock represented by the certificate(s) or book-entry interests issued upon such surrender. Notwithstanding the foregoing, from and after a Class V Group Conversion Date, Class V Group Redemption Date or Class V Group VMware Redemption Date, as the case may be, the Corporation will be entitled to treat certificates and book-entry interests representing shares of Class V Common Stock that have not yet been surrendered for conversion, redemption or exchange in accordance with Section 5.2(m)(4)(G) as evidencing the ownership of the number of shares of the kind or kinds of capital stock for which the shares of Class V Common Stock represented by such certificates or book-entry interests shall have been converted, redeemed or exchanged in accordance with Section 5.2(r) or this Section 5.2(m), notwithstanding the failure of the holder thereof to surrender such certificates or book-entry interests.~~

~~(M)    (I) The Corporation shall not be required to issue or deliver fractional shares of any class or series of capital stock or any other securities in a smaller than authorized denomination to any holder of Class V Common Stock upon any conversion, redemption, exchange, dividend or other distribution pursuant to this Section 5.2. In connection with the determination of the number of shares of any class or series of capital stock that shall be issuable or the amount of other securities that shall be deliverable to any holder of record of Class V Common Stock upon any such conversion, redemption, exchange, dividend or other distribution (including any fractions of shares or securities), the Corporation may aggregate the shares of Class V Common Stock held at the relevant time by such holder of record.~~

~~If the aggregate number of shares of capital stock or other securities to be issued or delivered to any holder of Class V Common Stock includes a fraction, the Corporation shall pay, or shall cause to be paid, a cash adjustment in lieu of such fraction in an amount equal to the Fair Value of such fraction (without interest).~~

~~(N)    (J) Any deadline for effecting a redemption, conversion, or exchange prescribed by Section 5.2(r) or this Section 5.2(m) may be extended in the discretion of the Board of Directors if deemed necessary or appropriate to enable the Corporation to comply with the U.S. federal securities laws, including the rules and regulations promulgated thereunder.~~

~~(n) Treatment of Convertible Securities. After any Class V Group Redemption Date or Class V Group Conversion Date on which all outstanding shares of Class V Common Stock are redeemed or converted, any share of Class V Common Stock of the Corporation that is to be issued on exchange, conversion or exercise of any Convertible Securities shall, immediately upon such exchange, conversion or exercise and without any notice from or to, or any other action on the part of, the Corporation or its Board of Directors or the holder of such Convertible Security:~~

~~(1) in the event the shares of Class V Common Stock outstanding on such Class V Group Redemption Date were redeemed pursuant to  Section 5.2(m)(3)(B)  or Section 5.2(m)(2), be redeemed, to the extent of funds legally available therefor, for $0.01 per share in cash for each share of Class V Common Stock that otherwise would be issued upon such exchange, conversion or exercise; or~~

~~(2) in the event the shares of Class V Common Stock outstanding on such Class V Group Conversion Date were converted into shares of Class C Common Stock pursuant to  Section 5.2(m)(3)(C)  or (D) or  Section 5.2(r), be converted into the number of shares of Class C Common Stock that shares of Class V Common Stock would have received had such shares been outstanding and converted on such Class V Group Conversion Date.~~

~~The provisions of the immediately preceding sentence of this Section 5.2(n) shall not apply to the extent that other adjustments or alternative provisions in respect of such conversion, exchange or redemption of Class V Common Stock are otherwise made or applied pursuant to the provisions of such Convertible Securities.~~

~~(o) Deemed Conversion of Certain Convertible Securities. To the extent Convertible Securities are paid as a dividend to the holders of Class V Common Stock at a time when the DHI Group holds an Inter-Group Interest in the Class V Group, in addition to making an adjustment pursuant to Section 5.2(e)(1)(B)(II), the Corporation may, when at any time such Convertible Securities are~~

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~~convertible into or exchangeable or exercisable for shares of Class V Common Stock, treat such Convertible Securities as converted, exchanged or exercised for purposes of determining the increase in the Number of Retained Interest Shares pursuant to subparagraph (iii) of the definition of “Number of Retained Interest Shares” provided in Article XV, and must do so to the extent such Convertible Securities are mandatorily converted, exchanged or exercised (and to the extent the terms of such Convertible Securities require payment of consideration for such conversion, exchange or exercise, the DHI Group shall then no longer be attributed as an asset an amount of the kind of assets or properties required to be paid as such consideration for the amount of Convertible Securities deemed converted, exchanged or exercised (and the Class V Group shall be attributed such assets or properties)), in which case, from and after such time, the shares of Class V Common Stock into or for which such Convertible Securities were so considered converted, exchanged or exercised shall be deemed held by the DHI Group and such Convertible Securities shall no longer be deemed to be held by the DHI Group. A statement setting forth the election to effectuate any such deemed conversion, exchange or exercise of Convertible Securities and the assets or properties, if any, to be attributed to the Class V Group in consideration of such conversion, exchange or exercise shall be filed with the Secretary of the Corporation and, upon such filing, such deemed conversion, exchange or exercise shall be effectuated.~~

~~(p) Certain Determinations by the Board of Directors.~~

~~(1) General. The Board of Directors shall make such determinations with respect to (a) the businesses, assets, properties, liabilities and preferred stock to be attributed to the DHI Group and the Class V Group, (b) the application of the provisions of this Certificate of Incorporation to transactions to be engaged in by the Corporation and (c) the voting powers, preferences, designations, rights, qualifications, limitations or restrictions of any series of Common Stock or of the holders thereof, as may be or become necessary or appropriate to the exercise of, or to give effect to, such voting powers, preferences, designations, rights, qualifications, limitations or restrictions, including, without limiting the foregoing, the determinations referred to in this Section 5.2(p);  provided, that any of such determinations that would require approval of the Capital Stock Committee under the Bylaws shall be effective only if made in accordance with the Bylaws. A record of any such determination shall be filed with the records of the actions of the Board of Directors.~~

~~(O)    (A) Upon any acquisition by the Corporation or its Subsidiaries of any businesses, assets or properties, or any assumption of liabilities or preferred stock, outside of the ordinary course of business of either Group, the Board of Directors shall determine whether such businesses, assets, properties, liabilities or preferred stock (or an interest therein) shall be for the benefit of the DHI Group or the Class V Group or both and, accordingly, shall be attributed to such Group or Groups, in accordance with the definitions of DHI Group or Class V Group set forth in  Article XV, as the case may be.~~

~~(P)    (B) Upon any issuance of shares of Class V Common Stock at a time when the Number of Retained Interest Shares is greater than zero, the Board of Directors shall determine, based on the use of the proceeds of such issuance and any other relevant factors, whether all or any part of the shares of such series so issued shall reduce such Number of Retained Interest Shares. Upon any repurchase of shares of Class V Common Stock at any time, the Board of Directors shall determine, based on whether the cash or other assets paid in such repurchase were attributed to the DHI Group or the Class V Group and any other relevant factors, whether all or any part of the shares of such series so repurchased shall increase such Number of Retained Interest Shares.~~

~~(Q)    (C) Upon any issuance by the Corporation or any Subsidiary thereof of any Convertible Securities that are convertible into or exchangeable or exercisable for shares of Class V Common Stock, if at the time such Convertible Securities are issued the Number of Retained Interest Shares related to such series is greater than zero, the Board of Directors shall determine, based on the use of the proceeds of such issuance and any other relevant factors, whether, upon conversion, exchange or exercise thereof, the issuance of shares of Class V Common Stock pursuant thereto shall, in whole or in part, reduce such Number of Retained Interest Shares.~~

~~(R)    (D) Upon any issuance of any shares of preferred stock (or stock other than Common Stock) of any series, the Board of Directors shall attribute, based on the use of proceeds of such issuance of shares of preferred stock (or stock other than Common Stock) in the business of either Group and any other relevant factors, the shares so issued entirely to the DHI Group, entirely to the Class V Group, or partly to both Groups, in such proportion as the Board of Directors shall determine.~~

~~(S)    (E) Upon any redemption or repurchase by the Corporation or any Subsidiary thereof of shares of preferred stock (or stock other than Common Stock) of any class or series or of other securities or debt obligations of the Corporation, the Board of Directors shall determine, based on the property used to redeem or purchase such shares, other securities or debt obligations, which, if any, of such shares, other securities or debt obligations redeemed or repurchased shall be attributed to the DHI Group, to the Class V Group, or both, and, accordingly, how many of the shares of such series or class of preferred stock (or stock other than Common Stock) or of such other securities, or how much of such debt obligations, that remain outstanding, if any, are thereafter attributed to each Group.~~

Dell Technologies    /    2022 Proxy Statement    /    B-13

Compensation of Executive Officers	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

~~(T)    (F) Upon any transfer to either Group of businesses, assets or properties attributed to the other Group, the Board of Directors shall determine the consideration therefor to be attributed to the transferring Group in exchange therefor, including, without limitation, cash, securities or other property of the other Group, or shall decrease or increase the Number of Retained Interest Shares, as described in subparagraph (ii)(D) or (iii)(D)~~, ~~as the case may be, of the definition of “Number of Retained Interest Shares” provided in Article XV.~~

~~(U)    (G) Upon any assumption by either Group of liabilities or preferred stock attributed to the other Group, the Board of Directors shall determine the consideration therefor to be attributed to the assuming Group in exchange therefor, including, without limitation, cash, securities or other property of the other Group, or shall decrease or increase the Number of Retained Interest Shares, as described in subparagraph (ii)(D) or (iii)(D), as the case may be, of the definition of “Number of Retained Interest Shares” provided in Article XV.~~

~~(2) Certain Determinations Not Required. Notwithstanding the foregoing provisions of this Section 5.2(p) or any other provision in this Certificate of Incorporation, at any time when there are no shares of Class V Common Stock outstanding (or Convertible Securities convertible into or exchangeable or exercisable for shares of Class V Common Stock), the Corporation need not:~~

~~(V)    (A) attribute any of the businesses, assets, properties, liabilities or preferred stock of the Corporation or any of its Subsidiaries to the DHI Group or the Class V Group; or~~

~~(W)    (B) make any determination required in connection therewith, nor shall the Board of Directors be required to make any of the determinations otherwise required by this Section 5.2(p), and in such circumstances the holders of the shares of DHI Common Stock outstanding shall (unless otherwise specifically provided in this Certificate of Incorporation) be entitled to all the voting powers, preferences, designations, rights, qualifications, limitations or restrictions of common stock of the Corporation.~~

~~(3) Board Determinations Binding. Any determinations made in good faith by the Board of Directors of the Corporation under any provision of this Section 5.2(p) or otherwise in furtherance of the application of this Section 5.2 shall be final and binding; provided, that any of such determinations that would require approval of the Capital Stock Committee under the Bylaws shall be final and binding only if made in accordance with the Bylaws.~~

(j)    ~~(q)~~ Conversion of Class A Common Stock, Class B Common Stock and Class D Common Stock.

(1)    At any time and from time to time, (i) any holder of Class A Common Stock or Class B Common Stock shall have the right by written election to the Corporation to convert all or any of the shares of Class A Common Stock or Class B Common Stock, as applicable, held by such holder into shares of Class C Common Stock on a one-to-one basis and (ii) any holder of Class D Common Stock, subject to any legal requirements applicable to such holder (including any applicable requirements under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any other applicable antitrust laws), shall have the right by written election to the Corporation to convert all or any of the shares of Class D Common Stock held by such holder into shares of Class C Common Stock on a one-to-one basis.

(2)    If any such holder seeks to convert any share of Class A Common Stock, Class B Common Stock or Class D Common Stock pursuant to this Section 5.2(~~q~~j), such written election shall be delivered by certified mail or courier, postage prepaid, to the Corporation or the Corporation’s transfer agent. Each such written election shall (i) state the number of shares of Class A Common Stock, Class B Common Stock or Class D Common Stock, as applicable, elected to be converted and (ii) be accompanied by the certificate or certificates representing the shares of Class A Common Stock, Class B Common Stock or Class D Common Stock, as applicable, being converted, duly assigned or endorsed for transfer to the Corporation (and, if so required by the Corporation or its transfer agent, accompanied by duly executed instruments of transfer). The conversion of such shares of Class A Common Stock, Class B Common Stock or Class D Common Stock, as applicable, shall be deemed effective as of the close of business on the date of receipt by the Corporation’s transfer agent of the certificate or certificates representing such shares of Class A Common Stock, Class B Common Stock or Class D Common Stock, as applicable, and any other instruments required by this Section 5.2(~~q~~j)(2).

(3)    Upon receipt by the Corporation’s transfer agent of a written election accompanied by the certificate or certificates representing such shares of Class A Common Stock, Class B Common Stock or Class D Common Stock, as applicable, being converted, duly assigned or endorsed for transfer to the Corporation (and, if so required by the Corporation or its transfer agent, accompanied by duly executed instruments of transfer), the Corporation shall deliver to the relevant holder (i) a certificate in such holder’s name (or the name of such holder’s designee) for the number of shares of Class C Common Stock (including any fractional share) to which such holder shall be entitled upon conversion of the applicable shares of Class A Common Stock, Class B Common Stock or Class D Common Stock, and (ii) if applicable, a certificate in such holder’s name (or the name of such holder’s designee) for the number of shares (including any fractional share) of Class A Common Stock, Class B Common Stock or

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Compensation of Executive Officers	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

Class D Common Stock, as applicable, represented by the certificate or certificates delivered to the Corporation for conversion but otherwise not elected to be converted pursuant to the written election. All shares of Class C Common Stock issued hereunder by the Corporation shall be validly issued, fully paid and non-assessable.

(4)    Notwithstanding anything in this Certificate of Incorporation to the contrary, upon any Transfer of shares of Class A Common Stock or Class B Common Stock to any Person other than (i) a Permitted Transferee of the transferor, (ii) in the case of the Class A Common Stock, (x) in a transfer pursuant to a Qualified Sale Transaction or (y) in connection with the transfer, at substantially the same time, of an aggregate number of shares of ~~DHI~~ Common Stock held by the MSD Partners Stockholders and their Permitted Transferees greater than 50% of the outstanding shares of ~~DHI~~ Common Stock owned by the MSD Partners Stockholders immediately following the closing of the Merger (as adjusted for any stock split, stock dividend, reverse stock split or similar event occurring after the closing of the Merger) to any Person or group of Affiliated Persons or (iii) the case of the Class B Common Stock, in connection with the transfer, at substantially the same time, of an aggregate number of shares of ~~DHI~~ Common Stock held by the transferor and its Permitted Transferees greater than 50% of the outstanding shares of ~~DHI~~ Common Stock owned by the SLP Stockholders immediately following the closing of the Merger (as adjusted for any stock split, stock dividend, reverse stock split or similar event occurring after the closing of the Merger) to any Person or group of Affiliated Persons, the shares so Transferred shall automatically and as a condition to the effectiveness of such Transfer be converted into shares of Class C Common Stock on a one-for-one basis.

(5)    The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class C Common Stock, solely for the purpose of issuance upon conversion of outstanding shares of Class A Common Stock, Class B Common Stock and Class D Common Stock, such number of shares of Class C Common Stock that shall be issuable upon the conversion of all such outstanding shares of Class A Common Stock, Class B Common Stock and Class D Common Stock.

~~(r) Conversion of Class V Common Stock into Class C Common Stock at the Option of the Corporation.~~

~~(1) At the option of the Corporation, exercisable at any time the Class C Common Stock is then Publicly Traded, the Board of Directors may authorize (the date the Board of Directors makes such authorization, the “Determination Date”) that each outstanding share of Class V Common Stock be converted into a number (or fraction) of validly issued, fully paid and non-assessable Publicly Traded shares of Class C Common Stock equal to the amount (calculated to the nearest five decimal places) obtained by multiplying the Applicable Conversion Percentage as of the Determination Date by the amount (calculated to the nearest five decimal places) obtained by dividing (I) the Average Market Value of a share of Class V Common Stock over the 10-Trading Day period ending on the Trading Day preceding the Determination Date, by (II) the Average Market Value of a share of Class C Common Stock over the same 10-Trading Day period.~~

~~(2) At the option of the Corporation, if a Tax Event occurs, the Board of Directors may authorize that each outstanding share of Class V Common Stock be converted into a number (or fraction) of validly issued, fully paid and  non-assessable shares of Class C Common Stock equal to the amount (calculated to the nearest five decimal places) obtained by multiplying 100% by the amount (calculated to the nearest five decimal places) obtained by dividing (I) the Average Market Value of a share of Class V Common Stock over the 10-Trading Day period ending on the Trading Day preceding the Determination Date, by (II) the Average Market Value of a share of Class C Common Stock over the same 10-Trading Day period; provided, that such conversion shall only occur if the Class C Common Stock, upon issuance in such conversion, will have been registered under all applicable U.S. securities laws and will be listed for trading on a U.S. securities exchange.~~

~~(3) If the Corporation determines to convert shares of Class V Common Stock into Class C Common Stock pursuant to this Section 5.2(r), such conversion shall occur on a Class V Group Conversion Date on or prior to the 45th day following the Determination Date and shall otherwise be effected in accordance with the provisions of Section~~ 5.2(m)(4)~~.~~

~~(4) The Corporation shall not convert shares of Class V Common Stock into shares of Class C Common Stock pursuant to this Section 5.2(r) without converting all outstanding shares of Class V Common Stock into shares of Class C Common Stock in accordance with this Section 5.2(r).~~

(k)    ~~(s)~~ Transfer Taxes. The Corporation will pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of a certificate or certificates representing any shares of capital stock and/or other securities on conversion or redemption of shares of Common Stock pursuant to this Section 5.2. The Corporation will not, however, be required to pay any tax that may be payable in respect of any issue or delivery of a certificate or certificates representing any shares of capital stock in a name other than that in which the shares of Common Stock so converted or redeemed were registered and no such issue or delivery will be made unless and until the Person requesting the same has paid to the Corporation or its transfer agent the amount of any such tax, or has established to the satisfaction of the Corporation or its transfer agent that such tax has been paid.

Dell Technologies    /    2022 Proxy Statement    /    B-15

Compensation of Executive Officers	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

Article VI

(a)    The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

(b)    The Board of Directors shall consist of:

(1)    The Group I directors (the “Group I Directors”). The holders of Common Stock (other than the holders of Class D Common Stock), voting together as a single class, shall be entitled to elect, vote to remove or fill any vacancy in respect of any Group I Director. The number of Group I Directors shall not be less than three (3) nor more than twenty (20) as shall be determined in accordance with the Bylaws. ~~Notwithstanding the immediately preceding sentence, upon the occurrence of a Designation Rights Trigger Event, the number of directors constituting the Group I Directors shall automatically be increased by the number of Group II Directors and Group III Directors that shall become Group I directors pursuant to paragraph (f) of this Article VI below.~~ Any newly-created directorship on the Board of Directors with respect to the Group I Directors that results from an increase in the number of Group I Directors may be filled by the affirmative vote of a majority of the Board of Directors then in office, provided, that a quorum is present, and any other vacancy occurring on the Board of Directors with respect to the Group I Directors may be filled by the affirmative vote of a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director. A majority of the Common Stock (other than the Class D Common Stock), voting together as a single class, shall be entitled remove any Group I Director with or without cause at any time. Each Group I Director shall be entitled to cast one (1) vote. ~~Until a Designation Rights Trigger Event, in the event that the Board of Directors consists of a number of directors entitled to an aggregate amount of votes that is less than seven (7), the number of Group I Directors shall automatically be increased to such number as is necessary to ensure that the voting power of the Board of Directors is equal to an aggregate of seven (7) votes (assuming, for each such calculation, full attendance by each director);~~

~~(2) Until a Designation Rights Trigger Event has occurred with respect to the Class A Common Stock, the holders of Class A Common Stock shall have the right, voting separately as a series, to elect up to three (3) directors (the “Group II Directors”), and, voting separately as a series, shall solely be entitled to elect, vote to remove or fill any vacancy in respect of any Group II Director. Upon the occurrence of a Designation Rights Trigger Event with respect to the Class A Common Stock, the rights of the Class A Common Stock pursuant to this paragraph (2) shall immediately terminate and no right to elect Group II Directors shall thereafter attach to the Class A Common Stock. The number of Group II Directors may be increased (to no more than three (3)) by action of the Group II Directors or vote of the holders of Class A Common Stock, voting separately as a series, or decreased (to no less than one (1)) by vote of the holders of Class A Common Stock, voting separately as a series. In the case of any vacancy or newly-created directorship occurring with respect to the Group II Directors, such vacancy shall only be filled by the vote of the holders of the outstanding Class A Common Stock, voting separately as a series. The holders of Class A Common Stock, voting separately as a series, shall be entitled to remove any Group II Director with or without cause at any time. Each Group II Director shall be entitled to cast that number of votes (or a fraction thereof) equal to the quotient obtained by dividing (i) the Aggregate Group II Director Votes by (ii) the number of Group II Directors then in office; and~~

~~(3) Until a Designation Rights Trigger Event has occurred with respect to the Class B Common Stock, the holders of Class B Common Stock shall have the right, voting separately as a series, to elect up to three (3) directors (the “Group III Directors”), and, voting separately as a series, shall solely be entitled to elect, vote to remove or fill any vacancy in respect of any Group III Director. Upon the occurrence of a Designation Rights Trigger Event with respect to the Class B Common Stock, the rights of the Class B Common Stock pursuant to this paragraph (3) shall immediately terminate and no right to elect Group III Directors shall thereafter attach to the Class B Common Stock. The number of Group III Directors may be increased (to no more than three (3)) by action of the Group III Directors or vote of the holders of Class B Common Stock, voting separately as a series, or decreased (to no less than one (1)) by vote of the holders of Class B Common Stock, voting separately as a series. In the case of any vacancy or newly-created directorship occurring with respect to the Group III Directors, such vacancy or newly-created directorship shall only be filled by the vote of the holders of the outstanding Class B Common Stock, voting separately as a series. The holders of Class B Common Stock, voting separately as a series, shall be entitled to remove any Group III Director with or without cause at any time. Each Group III Director shall be entitled to cast that number of votes (or a fraction thereof) equal to the quotient obtained by dividing (i) the Aggregate Group III Director Votes by (ii) the number of Group III Directors then in office.~~

(2)    ~~(4) Effective upon the second annual meeting of stockholders of the Corporation occurring after the consummation of the IPO, the~~The holders of Class C Common Stock shall have the right, voting separately as a series, to elect one (1) director (the “Group IV Director”), and, voting separately as a series, shall solely be entitled to vote to remove any Group IV Director. In connection with each annual meeting of the stockholders of the Corporation, ~~beginning with the second annual meeting of stockholders of the Corporation occurring after the consummation of the IPO,~~ the Board of Directors will nominate one nominee as the Group IV Director, whose election will be subject to such vote of the holders of the Class C Common Stock, voting separately as a series. In the case of any vacancy occurring with respect to the Group IV Director, such vacancy may be filled by the affirmative vote of a majority of the Board of Directors then in office until the next annual meeting of stockholders of the Corporation or until the Group IV

Dell Technologies    /    2022 Proxy Statement    /    B-16

Compensation of Executive Officers	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

Director’s earlier removal. The holders of Class C Common Stock, voting separately as a series, shall be entitled to remove the Group IV Director with or without cause at any time. The Group IV Director shall be entitled to cast one (1) vote.

(c)    ~~No stockholders of the Corporation other than the holders of Class A Common Stock shall be entitled to vote with respect to the election or the removal without cause of any Group II Director. No stockholders of the Corporation other than the holders of the Class B Common Stock shall be entitled to vote with respect to the election or the removal without cause of any Group III Director.~~ No stockholders of the Corporation other than the holders of the Class C Common Stock shall be entitled to vote with respect to the election or the removal without cause of the Group IV Director. At any meeting held for the purpose of electing directors, (i) the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of ~~Class  A~~ Common Stock shall be required, and shall be sufficient, to constitute a quorum ~~of such series~~ for the election of the Group ~~II~~I Directors ~~by such series,~~and (ii) the presence in person or by proxy of the holders of a ~~majority of the outstanding shares of Class B Common Stock shall be required, and shall be sufficient, to constitute a quorum of such series for the election of Group III Directors by such series, and the presence in person or by proxy of the holders of a~~ majority of the outstanding shares of Class C Common Stock shall be required, and shall be sufficient, to constitute a quorum of such series for the election of the Group IV Director by such series. At any such meeting or adjournment thereof, the absence of a quorum of any of the holders of the Class ~~A Common Stock, the Class B Common Stock and/or the Class~~ C Common Stock shall not prevent the election of directors other than the Group ~~II Directors, the Group III Directors, and/or the Group~~ IV Director~~, as applicable,~~ and the absence of a quorum or quorums of the holders of capital stock of the Corporation entitled to elect such other directors shall not prevent the election of the Group ~~II Directors, the Group III Directors, and/or the Group~~ IV Director~~, as applicable~~.

~~(d) In the event that the Group II Directors and the Group III Directors are entitled to an equal aggregate number of votes that is greater than zero (0) (assuming, for such calculation, full attendance by each applicable Group II Director and Group III Director), any matter that requires approval by the Board of Directors will require the approval of (i) a majority of the votes entitled to be cast by all directors, (ii) a majority of the votes entitled to be cast by the Group II Directors and (iii) a majority of the votes entitled to be cast by the Group III Directors.~~

~~(e) As long as (a) no IPO has occurred, (b) the number of shares of Common Stock beneficially owned by the MD Stockholders exceeds either (x) 35% of the issued and outstanding DHI Common Stock or (y) the number of shares of DHI Common Stock beneficially owned by the SLP Stockholders and (c) no Disabling Event has occurred and is continuing, then (x) removal of the Chief Executive Officer of the Corporation shall require the approval of the holders of Class A Common Stock, voting separately as a series, and (y) unless otherwise consented to by the holders of Class A Common Stock, voting separately as a series, the Chief Executive Officer of the Corporation shall also serve as Chairman of the Board of Directors (provided, the Chief Executive Officer is a director).~~

~~(f) Upon the occurrence of a Designation Rights Trigger Event with respect to the Class A Common Stock, each Group II Director then serving as a director shall become a Group I Director, and the Aggregate Group II Director Votes shall thereafter be zero (0). Upon the occurrence of a Designation Rights Trigger Event with respect to the Class B Common Stock, each Group III Director then serving as a director shall become a Group I Director, and the Aggregate Group III Director Votes shall thereafter be zero (0).~~

~~(g) To the extent that this Certificate of Incorporation provides that directors elected by the holders of a class or series of stock shall have more or less than one vote per director on any matter, every reference in this Certificate of Incorporation or the Bylaws to a majority or other proportion of directors shall refer to a majority or other proportion of the votes of such directors. Notwithstanding the foregoing, each director when serving on a committee or subcommittee of the Board of Directors shall be entitled to cast that number of votes in respect of the total votes on any matter coming before such committee or subcommittee as shall be specified pursuant to the Bylaws, or if not so specified, then as may be set forth in a resolution of the Board of Directors designating such committee not inconsistent with the Bylaws or any stockholder agreement or similar contractual arrangement to which the Corporation is a party.~~

Article VII

Elections of the members of the Board of Directors shall be held annually at the annual meeting of stockholders and each director shall be elected for a term commencing on the date of such director’s election and ending on the ~~earliest of (i) the date such director’s successor is elected and qualified, (ii) the date of such director’s death, resignation, disqualification or removal, (iii) solely in the case of the Group II Directors, the occurrence of a Designation Rights Trigger Event with respect to the Class A Common Stock, and (iv) solely in the case of the Group III Directors, the occurrence of a Designation Rights Trigger Event with respect to the Class B Common Stock. In the event that Group II Directors and Group III Directors become Group I Directors pursuant to Article VI, paragraph (f), then each such director shall serve until the earliest~~earlier of (i) the date such director’s successor is elected and qualified and (ii) the date of such director’s death, resignation, disqualification or removal. Elections of the members of the Board need not be by written ballot unless the Bylaws shall so provide.

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Compensation of Executive Officers	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

Article VIII

Any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the actions to be so taken, shall be signed by both (i) the holders of stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of stock of the Corporation entitled to vote thereon were present and voted and (ii) each of the holders of a majority of the ~~DHI~~ Common Stock beneficially owned by the MD Stockholders and a majority of the ~~DHI~~ Common Stock beneficially owned by the SLP Stockholders, if any, that are stockholders at such time, and shall be delivered to the Corporation by delivery to its principal place of business or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings are recorded.

Article IX

Subject to any limitations set forth in this Certificate of Incorporation~~, including, without limitation, pursuant to Section 5.2(h)(2)(B),~~ and to obtaining any required stockholder votes or consents required hereby, the Board of Directors is expressly authorized to amend, alter or repeal the Bylaws or adopt new Bylaws, without any action on the part of the stockholders; provided, that Bylaws adopted or amended by the Board of Directors and any powers thereby conferred may be amended, altered or repealed by the stockholders subject to any limitations set forth in this Certificate of Incorporation.

Article X

(a)    A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for such liability as is expressly not subject to limitation under the DGCL, as the same exists or may hereafter be amended to further limit or eliminate such liability. Moreover, the Corporation shall, to the fullest extent permitted by law, indemnify any and all officers and directors of the Corporation, and may, to the fullest extent permitted by law or to such lesser extent as is determined in the discretion of the Board of Directors, indemnify any and all other persons whom it shall have power to indemnify, from and against all expenses, liabilities or other matters arising out of their status as such or their acts, omissions or services rendered in such capacities. ~~The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability.~~

(b)    Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was or has agreed to become a director or officer of the Corporation or is or was serving or has agreed to serve at the request of the Corporation as a director or officer of another Corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving or having agreed to serve as a director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended, (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than ~~said~~such law permitted the Corporation to provide prior to such amendment) against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to serve in the capacity which initially entitled such person to indemnity hereunder and shall inure to the benefit of his or her heirs, executors and administrators; provided, ~~however,~~ that the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors. The right to indemnification conferred in this Article X shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, ~~however~~further, that, if the DGCL requires, the payment of such expenses incurred by a current, former or proposed director or officer in his or her capacity as a director or officer or proposed director or officer (and not in any other capacity in which service was or is or has been agreed to be rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnified person, to repay all amounts so advanced if it shall ultimately be determined that such indemnified person is not entitled to be indemnified under this Article X or otherwise.

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(c)    The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation, individually or as a group, with the same scope and effect as the indemnification of directors and officers provided for in this Article X.

(d)    If a written claim for advancement and payment of expenses received by the Corporation from or on behalf of an indemnified party under this Article X is not paid in full by the Corporation within ninety days after such receipt, or if a written claim for indemnification following final disposition of the applicable proceeding received by the Corporation by or on behalf of an indemnified party under this Article X is not paid in full by the Corporation within ninety days after such receipt, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the DGCL for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

(e)    The right to indemnification and the advancement and payment of expenses conferred in this Article X shall not be exclusive of any other right which any person may have or hereafter acquire under any law (common or statutory), provision of this Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

(f)    The Corporation may purchase and maintain insurance, at its expense, to protect itself and any person who is or was serving as a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

(g)    If this Article X or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify and hold harmless each director and officer of the Corporation as to costs, charges and expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, to the full extent permitted by any applicable portion of this Article X that shall not have been invalidated and to the fullest extent permitted by applicable law.

Article XI

To the fullest extent permitted by the DGCL and subject to any express agreement that may from time to time be in effect, the Corporation acknowledges and agrees that any Covered Person may, and shall have no duty not to, (i) invest in, carry on and conduct, whether directly, or as a partner in any partnership, or as a joint venturer in any joint venture, or as an officer, director, stockholder, equityholder or investor in any Person, or as a participant in any syndicate, pool, trust or association, any business of any kind, nature or description, whether or not such business is competitive with or in the same or similar lines of business as the Corporation or any of its Subsidiaries ~~(which for all purposes of this Article XI shall include VMware and its subsidiaries)~~, (ii) do business with any client, customer, vendor or lessor of any of the Corporation or its Affiliates, and/or (iii) make investments in any kind of property in which the Corporation may make investments. To the fullest extent permitted by the DGCL, the Corporation renounces any interest or expectancy to participate in any business or investments of any Covered Person as currently conducted or as may be conducted in the future, and waives any claim against a Covered Person and shall indemnify a Covered Person against any claim that such Covered Person is liable to the Corporation, any Subsidiary or their respective stockholders for breach of any fiduciary duty solely by reason of such Person’s participation in any such business or investment. The Corporation shall pay in advance any expenses incurred in defense of such claim as provided in this provision. The Corporation hereby expressly acknowledges and agrees in the event that a Covered Person acquires knowledge of a potential transaction or matter which may constitute a corporate opportunity for both (x) the Covered Person outside of his or her capacity as an officer or director of the Corporation and (y) the Corporation or any Subsidiary, the Covered Person shall not have any duty to offer or communicate information regarding such corporate opportunity to the Corporation or any Subsidiary. To the fullest extent permitted by the DGCL, the Corporation hereby renounces any interest or expectancy in any potential transaction or matter of which the Covered Person acquires knowledge, except for any corporate opportunity which is expressly offered to a Covered Person in writing solely in his or her capacity as an officer or director of the Corporation or any Subsidiary, and waives any claim against each Covered Person and

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shall indemnify a Covered Person against any claim, that such Covered Person is liable to the Corporation, any Subsidiary or their respective stockholders for breach of any fiduciary duty solely by reason of the fact that such Covered Person (A) pursues or acquires any corporate opportunity for its own account or the account of any Affiliate or other Person, (B) directs, recommends, sells, assigns or otherwise transfers such corporate opportunity to another Person or (C) does not communicate information regarding such corporate opportunity to the Corporation or such Subsidiary; provided, ~~however,~~ in each such case, that any corporate opportunity which is expressly offered to a Covered Person in writing solely in his or her capacity as an officer or director of the Corporation shall belong to the Corporation. The Corporation shall pay in advance any expenses incurred in defense of such claim as provided in this provision, except to the extent that a Covered Person is determined by a final, non-appealable order of a Delaware court having competent jurisdiction (or any other judgment which is not appealed in the applicable time) to have breached this Article XI, in which case any such advanced expenses shall be promptly reimbursed to the Corporation.

Article XII

(a)    Subject to obtaining any required stockholder votes or consents provided for herein or in any Preferred Stock Series Resolution, the Corporation shall have the right, from time to time, to amend this Certificate of Incorporation or any provision thereof in any manner now or hereafter provided by law, and all rights and powers of any kind conferred upon a director or stockholder of the Corporation by this Certificate of Incorporation or any amendment thereof are conferred subject to such right.

(b)    Notwithstanding anything herein to the contrary, (i) the affirmative vote of the holders of a majority of the then issued and outstanding shares of Class A Common Stock and (ii) the affirmative vote of the holders of a majority of the then issued and outstanding shares of Class B Common Stock shall be required (A) for any amendment, alteration or repeal (including by merger, consolidation or otherwise by operation of law) of Article V and/or Article VI ~~hereof~~ and, (B) for so long as the MD Stockholders or the SLP Stockholders own any Common Stock, for any amendment, alteration or repeal (including by merger, consolidation or otherwise by operation of law) of Article X, Article VI or this paragraph (b) of this Article XII ~~hereof~~.

(c)    Notwithstanding anything herein to the contrary, the affirmative vote of the holders of a majority of the then issued and outstanding shares of Class C Common Stock shall be required for any amendment, alteration or repeal (including by merger, consolidation or otherwise by operation of law) of paragraph (b)(~~4~~2) of Article VI ~~hereof~~ that would have a material adverse effect on the powers or special rights of the Class C Common Stock pursuant to such paragraph.

Article XIII

Unless the Corporation consents in writing to the selection of an alternative forum, (i) the sole and exclusive forum for (A) any derivative action or proceeding brought on behalf of the Corporation, (B) any action asserting a claim of breach of a fiduciary duty owed by any director or officer or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (C) any action asserting a claim against the Corporation or any director or officer or stockholder of the Corporation arising pursuant to any provision of the DGCL or this Certificate of Incorporation or the Bylaws, or (D) any action asserting a claim against the Corporation or any director or officer or stockholder of the Corporation governed by the internal affairs doctrine, shall be a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware)~~.~~, and (ii) the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. Any Person purchasing or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to this Article XIII.

Article XIV

The Corporation shall not be governed by or subject to Section 203 of the DGCL.

Article XV

Certain Definitions

Unless the context otherwise requires, the terms defined in this Article XV will have, for all purposes of this Certificate of Incorporation, the meanings herein specified:

“Affiliate” means, with respect to any Person, any other Person that controls, is controlled by, or is under common control with such Person. ~~The term “control” means the power to direct or cause the direction of the management and policies of such Person,~~

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~~directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. The terms “controlled” and “controlling” have meanings correlative to the foregoing.~~ Notwithstanding the foregoing, for purposes of this Certificate of Incorporation ~~(except as used in Section 5.2(h)(2) and the definition of “Excluded Transactions” provided in this Article XV~~), (i) the Corporation, its Subsidiaries and its other controlled Affiliates ~~(including VMware and its subsidiaries)~~ shall not be considered Affiliates of any of the Sponsor Stockholders or any of such party’s Affiliates (other than the Corporation, its Subsidiaries and its other controlled Affiliates), (ii) none of the MD Stockholders and the MSD Partners Stockholders, on the one hand, and/or the SLP Stockholders, on the other hand, shall be considered Affiliates of each other and (iii) except with respect to Article XI, none of the Sponsor Stockholders shall be considered Affiliates of (x) any portfolio company in which any of the Sponsor Stockholders or any of their investment fund Affiliates have made a debt or equity investment (and vice versa) or (y) any limited partners, non-managing members or other similar direct or indirect investors in any of the Sponsor Stockholders or their affiliated investment funds. The term “Affiliated” has a meaning correlative to the foregoing.

~~“Aggregate Group II Director Votes” means, as of the date of measurement:~~

~~(i)    seven (7) votes for all matters subject to the vote of the Board of Directors (whether by a meeting or by written consent) for so long as the MD Stockholders beneficially own an aggregate of more than 35% of the issued and outstanding DHI Common Stock; or, so long as the foregoing subclause (i) is not applicable,~~

~~(ii)    three (3) votes for all matters subject to the vote of the Board of Directors (whether by a meeting or by written consent) for so long as the MD Stockholders beneficially own an aggregate number of shares of DHI Common Stock equal to more than 66 2/3% of the Reference Number;~~

~~(iii)    two (2) votes for all matters subject to the vote of the Board of Directors (whether by a meeting or by written consent) for so long as the MD Stockholders beneficially own an aggregate number of shares of DHI Common Stock equal to more than 33 1/3% but less than or equal to 66 2/3% of the Reference Number;~~

~~(iv)    one (1) vote for all matters subject to the vote of the Board of Directors (whether by a meeting or by written consent) for so long as the MD Stockholders beneficially own an aggregate number of shares of DHI Common Stock equal to 10% or more but less than or equal to 33 1/3% of the Reference Number; and~~

~~(v)    zero (0) votes for all matters subject to the vote of the Board of Directors (whether by a meeting or by written consent) for so long as the MD Stockholders beneficially own an aggregate number of shares of DHI Common Stock representing less than 10% of the Reference Number;~~

~~provided, that subject to the immediately succeeding sentence, at any time that the MD Stockholders beneficially own a number of shares of DHI Common Stock equal to or greater than 1.5 times the number of shares of DHI Common Stock beneficially owned by the SLP Stockholders, the Aggregate Group II Director Votes will equal seven (7) votes. Notwithstanding anything in this definition of “Aggregate Group II Director Votes” to the contrary, on and after a Disabling Event and if at the commencement of such Disabling Event the SLP Stockholders beneficially own an aggregate number of shares of DHI Common Stock equal to at least 50% of the Reference Number, then the aggregate number of votes that the Group II Directors will be entitled to will be the lesser of (A) the number of votes that the Group II Directors would be entitled to without regard to this sentence and (B) that number of votes that then constitutes the Aggregate Group III Director Votes; provided, that if the Disabling Event is a Disability of MD, then this sentence shall cease to apply, and the number of votes of the Group II Directors and the Group III Directors shall be calculated without regard to this sentence, upon the cessation of such Disabling Event; provided, further, that following and during the continuance of a Disabling Event, if the MD Stockholders beneficially own at least a majority of the outstanding DHI Common Stock and an MD Stockholder enters into a Qualified Sale Transaction which requires approval of the Board of Directors, the number of votes of the Group II Directors and the Group III Directors with respect to the vote by the Board of Directors on any such Qualified Sale Transaction, definitive agreements and filings related thereto and/or the consummation thereof shall be determined without giving effect to such Disabling Event.~~

~~“Aggregate Group III Director Votes” means, as of the date of measurement:~~

~~(i)     three (3) votes for all matters subject to the vote of the Board of Directors (whether by a meeting or by written consent) for so long as the SLP Stockholders beneficially own a number of shares of DHI Common Stock (other than Class D Common Stock) equal to more than 66 2/3% of the Reference Number;~~

~~(ii)    two (2) votes for all matters subject to the vote of the Board of Directors (whether by a meeting or by written consent) for so long as the SLP Stockholders beneficially own a number of shares of DHI Common Stock (other than Class D Common Stock) representing more than 33 1/3% but less than or equal to 66 2/3% of the Reference Number;~~

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~~(iii)    one (1) vote for all matters subject to the vote of the Board of Directors (whether by a meeting or by written consent) for so long as the SLP Stockholders beneficially own a number of shares of DHI Common Stock (other than Class D Common Stock) representing 10% or more but less than or equal to 33 1/3% of the Reference Number; and~~

~~(iv)    zero (0) votes for all matters subject to the vote of the Board of Directors (whether by a meeting or by written consent) for so long as the SLP Stockholders beneficially own a number of shares of DHI Common Stock (other than Class D Common Stock) representing less than 10% of the Reference Number.~~

“Anticipated Closing Date” means the anticipated closing date of any proposed Qualified Sale Transaction, as determined in good faith by the Board of Directors on the Applicable Date.

~~“Applicable Conversion Percentage” means (i) from the first date the Class C Common Stock is Publicly Traded until the first anniversary thereof, 120%, (ii) from and after the first anniversary of such date until the second anniversary of such date, 115%, and (iii) from and after the second anniversary of such date, 110%.~~

“Applicable Date” means, with respect to any proposed Qualified Sale Transaction, (i) the date that the applicable notice is delivered to the SLP Stockholders by the Corporation that the MD Stockholder has entered into a Qualified Sale Transaction; provided, that a definitive agreement providing for such Qualified Sale Transaction on the terms specified in such notice has been entered into with the applicable purchaser prior to delivering such notice, and (ii) in all instances other than those specified in clause (i), the date that a definitive agreement is entered into with the applicable purchaser providing for such Qualified Sale Transaction.

“Approved Exchange” means the New York Stock Exchange and/or the Nasdaq Stock Market.

~~“Average Market Value” of a share of any class of common stock or other Publicly Traded capital stock means the average of the daily Market Values of one share of such class of common stock or such other capital stock over the applicable period prescribed in this Certificate of Incorporation.~~

“Award” means an award pursuant to a Stock Plan of restricted stock units (including performance-based restricted stock units) that correspond to ~~DHI~~ Common Stock and/or options to subscribe for, purchase or otherwise acquire shares of ~~DHI~~ Common Stock.

“beneficially owns” and similar terms have the meaning set forth in Rule 13d-3 under the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated pursuant thereto; provided, ~~however,~~ that no stockholder shall be deemed to beneficially own any Securities held by any other stockholder solely by virtue of the provisions of any stockholder agreement or similar contractual arrangement; provided, further, that (i) for the purposes of calculating the beneficial ownership of the MD Stockholders, all of the MD Stockholders’ ~~DHI~~ Common Stock, the MSD Partners Stockholders’ ~~DHI~~ Common Stock, all of their respective Affiliates’ ~~DHI~~ Common Stock and all of their respective Permitted Transferees’ ~~DHI~~ Common Stock (including in each case ~~DHI~~ Common Stock issuable upon exercise, delivery or vesting of Awards) shall be included as being owned by the MD Stockholders and as being outstanding (except for ~~DHI~~ Common Stock that was transferred by the MD Stockholders, their Affiliates or Permitted Transferees after MD’s death to an individual or Person other than an (i) individual or entity described in clause (1)(a), (1)(b), (1)(c) or (1)(d) of the definition of “Permitted Transferee” or (ii) an MD Fiduciary), and (ii) for the purposes of calculating the beneficial ownership of any other stockholder, all of such stockholder’s ~~DHI~~ Common Stock, all of its Affiliates’ ~~DHI~~ Common Stock and all of its Permitted Transferees’ ~~DHI~~ Common Stock (including in each case ~~DHI~~ Common Stock issuable upon exercise, delivery or vesting of Awards) shall be included as being owned by such stockholder and as being outstanding.

“Bylaws” means the bylaws of the Corporation, as amended or restated from time to time in accordance with this Certificate of Incorporation.

~~“Capital Stock Committee” means the standing committee of the Board of Directors as provided for in the Bylaws.~~

“Certificate of Incorporation” means this ~~Fifth~~Sixth Amended and Restated Certificate of Incorporation, as it may be amended from time to time.

~~“Class V Group” means, as of any date:~~

~~(i)    the direct and indirect economic rights of the Corporation in all of the shares of common stock of VMware owned by the Corporation as of the Effective Date;~~

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~~(ii)    all assets, liabilities and businesses acquired or assumed by the Corporation or any of its Subsidiaries for the account of the Class V Group, or contributed, allocated or transferred to the Class V Group (including the net proceeds of any issuances, sales or incurrences for the account of the Class V Group of shares of Class V Common Stock or indebtedness attributed to the Class V Group), in each case, after the Effective Date and as shall be determined by the Board of Directors; and~~

~~(iii)    all net income and net losses arising in respect of the foregoing, including dividends received by the Corporation with respect to common stock of VMware, and the proceeds of any Disposition of any of the foregoing;~~

~~provided, that the Class V Group will not include (A) any assets, liabilities or businesses disposed of after the Effective Date for which Fair Value of the proceeds has been allocated to the Class V Group, (B) any assets, liabilities or businesses disposed of by dividend to holders of Class V Common Stock or in redemption of shares of Class V Common Stock, from and after the date of such Disposition, (C) any assets, liabilities or businesses transferred or allocated after the Effective Date from the Class V Group to the DHI Group, from and after the date of such transfer or allocation, or (D) any Retained Interest Dividend Amount or Retained Interest Redemption Amount, from and after the date of such transfer or allocation.~~

~~“ Class V Group Allocable Net Proceeds” means, with respect to any Class V Group Disposition, the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying (x) the Class V Group Net Proceeds of such Class V Group Disposition, by (y) the Outstanding Interest Fraction as of such date.~~

~~“Class V Group Available Dividend Amount” as of any date, means the amount of dividends, as determined by the Board of Directors, that could be paid by a corporation governed under Delaware law having the assets and liabilities of the Class V Group, an amount of outstanding common stock (and having an aggregate par value) equal to the amount (and aggregate par value) of the outstanding Class V Common Stock and an amount of earnings or loss or other relevant corporate attributes as reasonably determined by the Board of Directors in light of all factors deemed relevant by the Board of Directors.~~

~~“Class V Group Conversion Date” means any date and time fixed by the Board of Directors for a conversion of shares of Class V Common Stock pursuant to Section 5.2.~~

~~“Class V Group Conversion Selection Date” means any date and time fixed by the Board of Directors as the date and time upon which shares to be converted of Class V Common Stock will be selected for conversion pursuant to Section 5.2 (which, for the avoidance of doubt, may be the same date and time as the Class V Group Conversion Date).~~

~~“Class V Group Disposition” means the Disposition, in one transaction or a series of related transactions, by the Corporation and its Subsidiaries of assets of the Class V Group constituting all or substantially all of the assets of the Class V Group to one or more Persons.~~

~~“Class V Group Net Proceeds~~” ~~means, as of any date, with respect to any Class V Group Disposition, an amount, if any, equal to the Fair Value of what remains of the gross proceeds of such Disposition to the Corporation after any payment of, or reasonable provision for, without duplication, (i) any taxes, including withholding taxes, payable by the Corporation or any of its Subsidiaries (currently, or otherwise as a result of the utilization of the Corporation’s tax attributes) in respect of such Disposition or in respect of any resulting dividend or redemption pursuant to Section 5.2(m)(3)(A), (B) or (D), (ii) any transaction costs, including, without limitation, any legal, investment banking and accounting fees and expenses, (iii)  any liabilities (contingent or otherwise), including, without limitation, any liabilities for deferred taxes or any indemnity or guarantee obligations of the Corporation or any of its Subsidiaries incurred in connection with or resulting from such Disposition or otherwise, and any liabilities for future purchase price adjustments and (iv) any preferential amounts plus any accumulated and unpaid dividends in respect of the preferred stock attributed to the Class V Group. For purposes of this definition, any assets of the Class V Group remaining after such Disposition will constitute “reasonable provision” for such amount of taxes, costs, liabilities and other obligations as can be supported by such assets.~~

~~“ Class V Group Redemption Date” means any date and time fixed by the Board of Directors for a redemption of shares of Class V Common Stock pursuant to Section 5.2.~~

~~“ Class V Group Redemption Selection Date” means the date and time fixed by the Board of Directors on which shares of Class V Common Stock are to be selected for redemption pursuant to Section 5.2 (which, for the avoidance of doubt, may be the same date and time as the Class V Group Redemption Date).~~

~~“ Class V Group VMware Redemption Selection Date” means the date and time fixed by the Board of Directors on which shares of Class V Common Stock are to be selected for exchange pursuant to Section 5.2(m)(1) (which, for the avoidance of doubt, may be the same date and time as the Class V Group VMware Redemption Date).~~

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“~~Control~~control ” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person whether through the ownership of voting securities, by contract or otherwise. The terms “controlled” and “controlling” have meanings correlative to the foregoing.

“Convertible Securities” means any securities of a Person that are convertible into, or exercisable or exchangeable for, securities of such Person or any other Person, whether upon conversion, exercise or exchange at such time or a later time or only upon the occurrence of certain events, but in respect of anti-dilution provisions of such securities only upon the effectiveness thereof.

“Covered Person” means (i) any director or officer of the Corporation or any of its Subsidiaries ~~(including for this purpose VMware and its subsidiaries)~~ who is also a director, officer, employee, managing director or other Affiliate of MSDC or SLP, (ii) MSDC and the MSD Partners Stockholders, and (iii) SLP and the SLP Stockholders; provided, that MD shall not be a “Covered Person” for so long as he is an executive officer of the Corporation or any of the Specified Subsidiaries.

“Dell” means Dell Inc., a Delaware corporation and wholly-owned subsidiary of Intermediate.

“Dell International” means Dell International L.L.C., a Delaware limited liability company.

~~“Denali Finance” means Denali Finance Corp., a Delaware corporation.~~

“~~Designation Rights Trigger Event~~” means the earliest to occur of the following: (i) ~~w~~ith respect to both the Class ~~A Common Stock and the Class B Common Stock, an IPO, (ii) with respect to the Class A Common Stock, the Aggregate Group II Director Votes equaling zero (0) and (iii) with respect to the Class B Common Stock, the Aggregate Group III Director Votes equaling zero (0).~~

~~“DHI Group” means, as of any date:~~

~~(i)    the direct and indirect interest of the Corporation and any of its Subsidiaries (including EMC) as of the Effective Date in all of the businesses, assets (including the VMware Notes), properties, liabilities and preferred stock of the Corporation and any of its Subsidiaries, other than any businesses, assets, properties, liabilities and preferred stock attributable to the Class V Group as of the Effective Date;~~

~~(ii)    all assets, liabilities and businesses acquired or assumed by the Corporation or any of its Subsidiaries for the account of the DHI Group, or contributed, allocated or transferred to the DHI Group (including the net proceeds of any issuances, sales or incurrences for the account of the DHI Group of shares of DHI Common Stock, Convertible Securities convertible into or exercisable or exchangeable for shares of DHI Common Stock, or indebtedness or Preferred Stock attributed to the DHI Group and including any allocations or transfers of any Retained Interest Dividend Amount or Retained Interest Redemption Amount or otherwise in respect of any Inter-Group Interest in the Class V Group), in each case, after the Effective Date and as determined by the Board of Directors;~~

~~(iii)    all net income and net losses arising in respect of the foregoing and the proceeds of any Disposition of any of the foregoing; and~~

~~(iv)    an Inter-Group Interest in the Class V Group equal to one (1) minus the Outstanding Interest Fraction as of such date;~~

~~provided, that the DHI Group will not include (A) any assets, liabilities or businesses disposed of after the Effective Date for which Fair Value of the proceeds has been allocated to the DHI Group, (B) any assets, liabilities or businesses disposed of by dividend to holders of DHI Common Stock or in redemption of shares of DHI Common Stock, from and after the date of such Disposition, or (C) any assets, liabilities or businesses transferred or allocated after the Effective Date from the DHI Group to the Class V Group (other than through the DHI Group’s Inter-Group Interest in the Class V Group, if any, pursuant to clause (iv) above), from and after the date of such transfer or allocation.~~

~~“DHI Group Available Dividend Amount” as of any date, means the amount of dividends, as determined by the Board of Directors, that could be paid by a corporation governed under Delaware law having the assets and liabilities of the DHI Group, an amount of outstanding common stock (and having an aggregate par value) equal to the amount (and aggregate par value) of the outstanding DHI Common Stock and an amount of earnings or loss or other relevant corporate attributes as reasonably determined by the Board of Directors in light of all factors deemed relevant by the Board of Directors.~~

“Disability” means any physical or mental disability or infirmity that prevents the performance of MD’s duties as a director or Chief Executive Officer of the Corporation or any Domestic Specified Subsidiary (if, in the case of a Domestic Specified Subsidiary, MD is

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at the time of such disability or infirmity serving as a director or the Chief Executive Officer of such Domestic Specified Subsidiary) for a period of one hundred eighty (180) consecutive days.

“Disabling Event” means either the death, or the continuation of any Disability, of MD.

~~“Disposition” means the sale, transfer, exchange, assignment or other disposition (whether by merger, consolidation, sale or contribution of assets or stock or otherwise) of assets. The term “Disposition” does not include a pledge of assets not foreclosed, or, notwithstanding the foregoing, the consolidation or merger of the Corporation with or into any other Person or Persons or any other business combination involving the Corporation as a whole or any internal restructuring or reorganization.~~

“Domestic Specified Subsidiary” means each of (i) Intermediate, (ii) ~~Denali Finance~~Dell, (iii) ~~Dell~~EMC, (iv) ~~EMC, (v)~~ Dell International (until such time as the MD Stockholders and the SLP Stockholders otherwise agree), and (~~vi~~v) any successors and assigns of any of Intermediate~~, Denali Finance~~, Dell, EMC and Dell International (until such time as the MD Stockholders and the SLP Stockholders otherwise agree) that are Subsidiaries of the Corporation and are organized or incorporated under the laws of the United States, any State thereof or the District of Columbia.

~~“Effective Date” means September 7, 2016.~~

“EMC” means EMC Corporation, a Massachusetts corporation and wholly-owned subsidiary of the Corporation.

~~“Excluded Transaction” means, with respect to the Class V Group:~~

~~(i)    the Disposition by the Corporation of all or substantially all of its assets in one transaction or a series of related transactions in connection with the liquidation, dissolution or winding up of the Corporation and the distribution of assets to stockholders as referred to in Section 5.2(f);~~

~~(ii)    the Disposition of the businesses, assets, properties, liabilities and preferred stock of such Group as contemplated by Section 5.2(m)(1)  or (2) or otherwise to all holders of shares of the series of common stock related to such Group, divided among such holders on a pro rata basis in accordance with the number of shares of common stock of such class or series outstanding;~~

~~(iii)    the Disposition to any wholly-owned Subsidiary of the Corporation; or~~

~~(iv)    a Disposition conditioned upon the approval of the holders of Class V Common Stock (other than shares held by the Corporation’s Affiliates), voting as a separate voting group.~~

“Fair Market Value” means, as of any date, (i) with respect to cash, the value of such cash on such date, (ii) with respect to Marketable Securities and any other securities that are immediately and freely tradeable on stock exchanges and over-the-counter markets, the average of the closing price of such securities on its principal exchange or over-the-counter market for the ten (10) trading days immediately preceding such date and (iii) with respect to any other securities or other assets, the fair value per security of the applicable securities or assets as of such date on the basis of the sale of such securities or assets in an arm’s-length private sale between a willing buyer and a willing seller, neither acting under compulsion, determined in good faith by MD (or, during the existence of a Disabling Event, the MD Stockholders) and the SLP Stockholders.

~~“Fair Value” means, as of any date:~~

~~(i)    in the case of any equity security or debt security that is Publicly Traded, the Market Value thereof, as of such date;~~

~~(ii)    in the case of any equity security or debt security that is not Publicly Traded, the fair value per share of stock or per other unit of such security, on a fully distributed basis (excluding any illiquidity discount), as determined by an independent investment banking firm experienced in the valuation of securities selected in good faith by the Board of Directors, or, if no such investment banking firm is selected, as determined in the good faith judgment of the Board of Directors;~~

~~(iii)    in the case of cash denominated in U.S. dollars, the face amount thereof and in the case of cash denominated in other than U.S. dollars, the face amount thereof converted into U.S. dollars at the rate published in The Wall Street Journal on such date or, if not so published, at such rate as shall be determined in good faith by the Board of Directors based upon such information as the Board of Directors shall in good faith determine to be appropriate; and~~

~~(iv)    in the case of assets or property other than securities or cash, the “Fair Value” thereof shall be determined in good faith by the Board of Directors based upon such information (including, if deemed desirable by the Board of Directors, appraisals, valuation reports or opinions of experts) as the Board of Directors shall in good faith determine to be appropriate.~~

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Compensation of Executive Officers	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

~~“Group” means the DHI Group or the Class V Group.~~

“Immediate Family Members” means, with respect to any natural person (including MD), (i) such natural person’s spouse, children (whether natural or adopted as minors), grandchildren or more remote descendants, siblings, spouse’s siblings and (ii) the lineal descendants of each of the persons described in the immediately preceding clause (i).

“Initial SLP Stockholders” means the SLP Stockholders who purchased Series B Stock (as defined in the Corporation’s Fourth Amended and Restated Certificate of Incorporation) on October 29, 2013, together with any of their Permitted Transferees to whom they transferred or transfer Series B Stock and/or ~~DHI~~ Common Stock.

“Initial SLP Stockholders’ Investment” means the Initial SLP Stockholders’ initial investment in the Corporation and its Subsidiaries on October 29, 2013.

~~“Inter-Group Interest in the Class V Group” means, as of any date, the proportionate undivided interest, if any, that the DHI Group may be deemed to hold as of such date in the assets, liabilities, properties and businesses of the Class V Group in accordance with this Certificate of Incorporation. An Inter-Group Interest in the Class V Group held by the DHI Group is expressed in terms of the Number of Retained Interest Shares.~~

“Intermediate” means Denali Intermediate Inc., a Delaware corporation and a wholly-owned subsidiary of the Corporation.

~~“IPO” means the consummation of the “Merger” as defined in that certain Agreement and Plan of Merger, dated as of July 1, 2018, by and between the Corporation and Teton Merger Sub Inc., a Delaware corporation, as it may be amended and/or restated from time to time.~~

“IRR” means, as of any date of determination, the discount rate at which the net present value of all of the Initial SLP Stockholders’ investments in the Corporation and its Subsidiaries on and after October 29, 2013 (including, without limitation, the Initial SLP Stockholders’ Investment and in connection with the Merger) to the date of determination and the Return to the Initial SLP Stockholders through such time equals zero, calculated for each such date that an investment was made in the Corporation or its Subsidiaries from the actual date such investment was made and for any Return, from the date such Return was received by the Initial SLP Stockholders.

~~“Market Value” of a share of any Publicly Traded stock on any Trading Day means the volume weighted average price of reported sales prices regular way of a share of such stock on such Trading Day, or in case no such reported sale takes place on such Trading Day the average of the reported closing bid and asked prices regular way of a share of such stock on such Trading Day, in either case on the New York Stock Exchange, or if the shares of such stock are not listed on the New York Stock Exchange on such Trading Day, on any tier of the Nasdaq Stock Market, provided that, for purposes of determining the Average Market Value for any period, (i) the “Market Value” of a share of stock on any day during such period prior to the “ex” date or any similar date for any dividend paid or to be paid with respect to such stock shall be reduced by the fair market value of the per share amount of such dividend as determined by the Board of Directors and (ii) the “Market Value” of a share of stock on any day during such period prior to (A) the effective date of any subdivision (by stock split or otherwise) or combination (by reverse stock split or otherwise) of outstanding shares of such stock or (B) the “ex”  date or any similar date for any dividend with respect to any such stock in shares of such stock shall be appropriately adjusted to reflect such subdivision, combination, dividend or distribution.~~

“Marketable Securities” means securities that (i) are traded on an Approved Exchange or any successor thereto, (ii) are, at the time of consummation of the applicable transfer, registered, pursuant to an effective registration statement and will remain registered until such time as such securities can be sold by the holder thereof pursuant to Rule 144 (or any successor provision) under the Securities Act, as such provision is amended from time to time, without any volume or manner of sale restrictions, (iii) are not subject to restrictions on transfer as a result of any applicable contractual provisions or by law (including the Securities Act) and (iv) the aggregate amount of which securities received by the Sponsor Stockholders (other than the MD Stockholders), collectively, with those received by its Affiliates, in any Qualified Sale Transaction do not constitute 10% or more of the issued and outstanding securities of such class on a pro forma basis after giving effect to such transaction. For the purpose of this definition, Marketable Securities are deemed to have been received on the trading day immediately prior to the Applicable Date.

“MD” means Michael S. Dell.

“MD Charitable Entity” means the Michael & Susan Dell Foundation and any other private foundation or supporting organization (as defined in Section 509(a) of the U.S. Internal Revenue Code of 1986, as amended from time to time) established and principally funded directly or indirectly by MD and/or his spouse.

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Compensation of Executive Officers	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

“MD Fiduciary” means any trustee of an inter vivos or testamentary trust appointed by MD.

“MD Related Parties” means any or all of MD, the MD Stockholders, the MSD Partners Stockholders, any Permitted Transferee of the MD Stockholders or the MSD Partners Stockholders, any Affiliate or family member of any of the foregoing and/or any business, entity or Person which any of the foregoing controls, is controlled by or is under common control with; provided, that neither the Corporation nor any of its Subsidiaries ~~(including for this purpose VMware and its subsidiaries)~~ shall be considered an “MD Related Party” regardless of the number of shares of Common Stock beneficially owned by the MD Stockholders.

“MD Stockholders” means, collectively, MD and the SLD Trust, together with their respective Permitted Transferees that acquire Common Stock.

“Merger” means the merger of Merger Sub~~, a Delaware corporation and a direct wholly-owned subsidiary of the Corporation,~~ with and into EMC, with EMC surviving as a wholly-owned subsidiary of the Corporation.

~~“Merger Agreement” means the Agreement and Plan of Merger, dated as of October 12, 2015, among the Corporation, Dell, Merger Sub and EMC, as amended through the date of this Certificate of Incorporation.~~

“Merger Sub” means Universal Acquisition Co., which, as of the date of the Merger, was a Delaware corporation and a direct wholly-owned subsidiary of the Corporation.

“Minimum Return Requirement” means, with respect to the Initial SLP Stockholders, a Return with respect to their aggregate equity investment on and after October 29, 2013 in the Corporation and its Subsidiaries through the Anticipated Closing Date (including, without limitation, the Initial SLP Stockholders’ Investment and in connection with the Merger) equal to or greater than both (i) two (2.0) multiplied by the SLP Invested Amount and (ii) the amount necessary to provide the Initial SLP Stockholders with an IRR of 20.0% on the SLP Invested Amount. Whether a proposed Qualified Sale Transaction satisfies the Minimum Return Requirement will be determined as of the Applicable Date, and, for purposes of determining whether the Minimum Return Requirement has been satisfied, the Fair Market Value of any Marketable Securities (A) received prior to the Applicable Date shall be determined as of the trading date immediately preceding the date on which they are received by the Initial SLP Stockholders and (B) to be received in the proposed Qualified Sale Transaction shall be determined as of the Applicable Date. For purposes of determining the Minimum Return Requirement, for the avoidance of doubt, other payments received by the Initial SLP Stockholders, or in respect of which the Initial SLP Stockholders have been reimbursed or indemnified shall be disregarded and shall not be considered payments received in respect of the Initial SLP Stockholders’ investment in the Corporation and its Subsidiaries.

“MSDC” means MSD Partners, L.P. and its Affiliates (other than MD for so long as MD serves as the Chief Executive Officer of the Corporation).

“MSD Partners Stockholders” means, collectively, (a) MSDC Denali Investors, L.P., a Delaware limited partnership, and MSDC Denali EIV, LLC, a Delaware limited liability company, together with (b)(i) their respective Permitted Transferees that acquire Common Stock and (ii)(x) any Person or group of Affiliated Persons to whom the MSD Partners Stockholders and their respective Permitted Transferees have transferred, at substantially the same time, an aggregate number of shares of ~~DHI~~ Common Stock greater than 50% of the outstanding shares of ~~DHI~~ Common Stock owned by the MSD Partners Stockholders immediately following the closing of the Merger (as adjusted for any stock split, stock dividend, reverse stock split or similar event occurring after the closing of the Merger) and (y) any Permitted Transferees of such Persons specified in clause (x).

~~“Number of Retained Interest Shares” means the proportionate undivided interest, if any, that the DHI Group may be deemed to hold in the assets, liabilities and businesses of the Class V Group in accordance with this Certificate of Incorporation, which shall be represented by a number of unissued shares of Class V Common Stock, which will initially be equal to the number of shares of common stock of VMware owned by the Corporation and its Subsidiaries on the Effective Date minus the number of shares of Class V Common Stock to be issued on the Effective Date, and will from time to time thereafter be (without duplication):~~

~~(i)    adjusted, if before such adjustment such number is greater than zero, as determined by the Board of Directors to be appropriate to reflect subdivisions (by stock split or otherwise) and combinations (by reverse stock split or otherwise) of the Class V Common Stock and dividends of shares of Class V Common Stock to holders of Class V Common Stock and other reclassifications of Class V Common Stock;~~

~~(ii)    decreased (but not below zero), if before such adjustment such number is greater than zero, by action of the Board of Directors (without duplication): (A) by a number equal to the aggregate number of shares of Class V Common Stock issued or sold by the Corporation, the proceeds of which are attributed to the DHI Group, or issued as a dividend on DHI Common Stock pursuant~~

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Compensation of Executive Officers	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

~~to Section 5.2(e)(2)(B); (B) in the event of a Retained Interest Partial Redemption, by a number equal to the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying the Retained Interest Redemption Amount by the amount (rounded, if necessary, to the nearest whole number) obtained by dividing the aggregate number of shares of Class V Common Stock redeemed pursuant to Section 5.2(m)(3)(B) or (D), as applicable, by the applicable Class V Group Redemption Amount or the applicable portion of the Class V Group Allocable Net Proceeds applied to such redemption; (C) by the number of shares of Class V Common Stock issued upon the conversion, exchange or exercise of any Convertible Securities that, immediately prior to the issuance or sale of such Convertible Securities, were included in the Number of Retained Interest Shares and (D) by a number equal to the amount (rounded, if necessary, to the nearest whole number) obtained by dividing (x) the aggregate Fair Value, as of a date within 90 days of the determination to be made pursuant to this clause (D), of assets attributed to the Class V Group that are transferred or allocated from the Class V Group to the DHI Group in consideration of a reduction in the Number of Retained Interest Shares, by (y) the Fair Value of a share of Class V Common Stock as of the date of such transfer or allocation;~~

~~(iii)    increased, by action of the Board of Directors, (A) by a number equal to the aggregate number of shares of Class V Common Stock that are retired, redeemed or otherwise cease to be outstanding (x) following their purchase or redemption with funds or other assets attributed to the DHI Group, (y) following their retirement or redemption for no consideration if immediately prior thereto, they were owned by an asset or business attributed to the DHI Group, or (z) following their conversion into shares of Class C Common Stock pursuant to Section 5.2(m)(3)(C) or (D); (B) in accordance with the applicable provisions of Section 5.2(e)(1)(B)(II); (C) by the number of shares of Class V Common Stock into or for which Convertible Securities attributed as a liability to, or equity interest in, the Class V Group are deemed converted, exchanged or exercised by the DHI Group pursuant to Section 5.2(o), and (D) by a number equal to, as applicable, the amount (rounded, if necessary, to the nearest whole number) obtained by dividing (I) the Fair Value, as of a date within 90 days of the determination to be made pursuant to this clause (D), of assets theretofore attributed to the DHI Group that are contributed to the Class V Group in consideration of an increase in the Number of Retained Interest Shares, by (II) the Fair Value of a share of Class V common Stock as of the date of such contribution; and~~

~~(iv)    increased or decreased under such other circumstances as the Board of Directors determines to be appropriate or required by the other terms of Section 5.2 to reflect the economic substance of any other event or circumstance; provided, that in each case, the adjustment will be made in a manner intended to reflect the relative economic interest of the DHI Group in the Class V Group.~~

~~Whenever a change in the Number of Retained Interest Shares occurs, the Corporation will promptly thereafter prepare and file a statement of such change and the amount to be allocated to the DHI Group with the Secretary of the Corporation. Neither the failure to prepare nor the failure to file any such statement will affect the validity of such change.~~

“outstanding,” when used with respect to the shares of any class of common stock, will include, without limitation, the shares of such class, if any, held by any subsidiary of the applicable corporation, except as otherwise provided by applicable law with respect to the exercise of voting rights. No shares of any class of common stock (or Convertible Securities that are convertible into or exercisable or exchangeable for common stock) held by a corporation in its treasury will be deemed outstanding~~, nor will any shares be deemed outstanding, with respect to the Corporation, which are attributable to the Number of Retained Interest Shares~~.

~~“Outstanding Interest Fraction” as of any date, means a fraction, the numerator of which is the aggregate number of shares of Class V Common Stock outstanding on such date and the denominator of which is the amount obtained by adding (i) such aggregate number of shares of Class V Common Stock outstanding on such date, plus (ii) the Number of Retained Interest Shares as of such date, provided, that such fraction will in no event be greater than one.~~

“Permitted Transferee” means:

1.    In the case of the MD Stockholders:

(a~~.~~)    MD, SLD Trust or any Immediate Family Member of MD;

(b~~.~~)    any MD Charitable Entity;

(c~~.~~)    one or more trusts whose current beneficiaries are and will remain for so long as such trust holds Securities, any of (or any combination of) MD, one or more Immediate Family Members of MD or MD Charitable Entities;

(d~~.~~)    any corporation, limited liability company, partnership or other entity wholly-owned by any one or more Persons or entities described in clause (1)(a), (1)(b) or (1)(c) of this definition of “Permitted Transferee”; or

(e~~.~~)    from and after MD’s death, any recipient under MD’s will, any revocable trust established by MD that becomes irrevocable upon MD’s death, or by the laws of descent and distribution~~;~~.

Dell Technologies    /    2022 Proxy Statement    /    B-28

Compensation of Executive Officers	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

~~provided, that:~~

~~i.    in the case of any Transfer of Securities to a Permitted Transferee of MD during MD’s life, MD would have, after such Transfer, voting control in any capacity over a majority of the aggregate number of Securities owned by the MD Stockholders and owned by the Persons or entities described in clause (1)(a), (1)(b), (1)(c) or (1)(d) of this definition of “Permitted Transferee” as a result of Transfers hereunder;~~

~~ii.    any such transferee enters into a joinder agreement as may be required under one or more binding contracts, commitments or agreements or in such other form and substance reasonably satisfactory to the SLP Stockholders;~~

~~iii.    in the case of any Transfer of Securities to a Permitted Transferee of MD that is a Person described in clause (1)(a), (1)(b), (1)(c) or (1)(d) of this definition of “Permitted Transferee” during MD’s life, such Transfer is gratuitous; and~~

~~iv.    MD shall have a validly executed power-of-attorney designating an attorney-in-fact or agent, or with respect to any Securities Transferred to a trust revocable by MD, a MD Fiduciary, that is authorized to act on MD’s behalf with respect to all rights held by MD relating to Securities in the event that MD has become incapacitated.~~

~~For the avoidance of doubt, the foregoing clauses (i) through (iv) of the foregoing proviso are applicable only to Transfers of Securities by MD to his Permitted Transferees, do not apply to any other Transfers of Securities, and shall not be applicable after the consummation of an IPO.~~

2.    In the case of the MSD Partners Stockholders, (A) any of its controlled Affiliates (other than portfolio companies) or (B) an affiliated private equity fund of the MSD Partners Stockholders that remains such an Affiliate or affiliated private equity fund of such MSD Partners Stockholder; provided, that for the avoidance of doubt, except as otherwise agreed in writing between the Sponsor Stockholders, the MD Stockholders and Permitted Transferees of the MD Stockholders shall not be Permitted Transferees of any MSD Partners Stockholder.

3.    In the case of any other stockholder (other than the MD Stockholders or the MSD Partners Stockholders) that is a partnership, limited liability company or other entity, (A) any of its controlled Affiliates (other than portfolio companies) or (B) an affiliated private equity fund of such stockholder that remains such an Affiliate or affiliated private equity fund of such stockholder.

For the avoidance of doubt, (x) each MD Stockholder will be a Permitted Transferee of each other MD Stockholder, (y) each MSD Partners Stockholder will be a Permitted Transferee of each other MSD Partners Stockholder and (z) each SLP Stockholder will be a Permitted Transferee of each other SLP Stockholder.

“Person” means an individual, any general partnership, limited partnership, limited liability company, corporation, trust, business trust, joint stock company, joint venture, unincorporated association, cooperative or association or any other legal entity or organization of whatever nature, and shall include any successor (by merger or otherwise) of such entity, or a government or any agency or political subdivision thereof.

~~“Publicly Traded” means, with respect to shares of capital stock or other securities, that such shares or other securities are traded on a U.S. securities exchange.~~

“Qualified Sale Transaction” means any Sale Transaction (i) pursuant to which more than 50% of the ~~DHI~~ Common Stock and other debt securities exercisable or exchangeable for or convertible into ~~DHI~~ Common Stock, or any option, warrant or other right to acquire any ~~DHI~~ Common Stock or such debt securities of the Corporation will be acquired by a Person that is not an MD Related Party, nor the Corporation or any Subsidiary of the Corporation, (ii) in respect of which each Sponsor Stockholder other than the MD Stockholders has the right to participate in such Sale Transaction on the same terms as the MD Stockholders, (iii) unless otherwise agreed by prior written consent of the SLP Stockholders, in which the SLP Stockholders will receive consideration for their ~~DHI~~ Common Stock and any other securities acquired pursuant to the exercise of any participation rights to which such SLP Stockholders are contractually entitled, if any, that consists entirely of cash and/or Marketable Securities and (iv) unless otherwise agreed by prior written consent of the SLP Stockholders, in which the net proceeds of cash and Marketable Securities to be received by the Initial SLP Stockholders will, as of the Applicable Date, result in the Minimum Return Requirement being satisfied.

~~“Reference Number” means ninety-eight million, one-hundred eighty-one thousand, eight hundred eighteen (98,181,818) shares of DHI Common Stock (as adjusted for any stock split, stock dividend, reverse stock split or similar event occurring after the Merger).~~

~~“Retained Interest Dividend” and “Retained Interest Dividend Amount” have the respective meanings ascribed to them in Section 5.2(e)(1)(B)(I).~~

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Compensation of Executive Officers	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

~~“Retained Interest Redemption Amount” and “Retained Interest Partial Redemption” have the respective meanings ascribed to them in Section 5.2(m)(3).~~

“Return” means, as of any date of determination, the sum of (i) all cash, (ii) the Fair Market Value of all Marketable Securities (determined as of the trading date immediately preceding the date on which they are received by the Initial SLP Stockholders if not received in a Qualified Sale Transaction, or if received in a Qualified Sale Transaction, the Applicable Date) and (iii) the Fair Market Value of all other securities or assets (determined as of the trading date immediately preceding the date on which they are received by the Initial SLP Stockholders), in each such case, paid to or received by the Initial SLP Stockholders prior to such date pursuant to (A) any dividends or distributions of cash and/or Marketable Securities by the Corporation or its Subsidiaries to the Initial SLP Stockholders in respect of their ~~DHI~~ Common Stock and/or equity securities of the Corporation’s Subsidiaries, (B) a transfer of equity securities of the Corporation and/or its Subsidiaries by the Initial SLP Stockholders to any Person and/or (C) a Qualified Sale Transaction; provided, that in the case of a Qualified Sale Transaction, if the Initial SLP Stockholders retain any portion of their ~~DHI~~ Common Stock and/or equity securities of the Corporation’s Subsidiaries following such Qualified Sale Transaction, the Fair Market Value of such portion immediately following such Qualified Sale Transaction (x) shall be deemed consideration paid to or received by the Initial SLP Stockholders for purposes of calculating the “Return,” and (y) shall be based on the per security price of such ~~DHI~~ Common Stock and/or equity securities of the Corporation’s Subsidiaries to be transferred or sold in such Qualified Sale Transaction, assuming (1) full payment of all fees and expenses payable by or on behalf of the Corporation or its Subsidiaries to any Person in connection therewith, including to any financial advisors, consultants, accountants, legal counsel and/or other advisors or representatives and/or otherwise payable, and (2) no earn-out payments, contingent payments (other than, in the case of a Qualified Sale Transaction, payments contingent upon the satisfaction or waiver of customary conditions to closing of such Qualified Sale Transaction), and/or deferred consideration, holdbacks and/or escrowed proceeds will be received by the Initial SLP Stockholders; provided, further, that notwithstanding anything herein to the contrary and for the avoidance of doubt, (i) all payments received by the Initial SLP Stockholders, or reimbursed or indemnified pursuant to this Certificate of Incorporation, the Bylaws, any stockholder agreement or any similar contractual arrangement, in each case, on account of the SLP Stockholders holding Securities, shall be disregarded and shall not be considered consideration paid to or received by the Initial SLP Stockholders for purposes of calculating the “Return” and (ii) in no event shall the reclassification of the Original Stock (as defined in the Corporation’s Fourth Amended and Restated Certificate of Incorporation) contemplated by Section 5.2(c) of the Corporation’s Fourth Amended and Restated Certificate of Incorporation be deemed to have resulted in any “Return.”

“Sale Transaction” means (i) any merger, consolidation, business combination or amalgamation of the Corporation or any Specified Subsidiary with or into any Person, (ii) the sale of ~~DHI~~ Common Stock and/or other voting equity securities of the Corporation that represent (A) a majority of the ~~DHI~~ Common Stock on a fully-diluted basis and/or (B) a majority of the aggregate voting power of the ~~DHI~~ Common Stock and/or (iii) the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the Corporation and its Subsidiaries’ assets (determined on a consolidated basis based on value) (including by means of merger, consolidation, other business combination, exclusive license, share exchange or other reorganization); provided, that in calculating the aggregate voting power of the ~~DHI~~ Common Stock for the purpose of clause (ii) of this definition of “Sale Transaction,” the voting power attaching to any shares of Class A Common Stock and/or Class B Common Stock that will convert into Class C Common Stock in connection with such transaction shall be determined as if such conversion had already taken place; provided, further, that in each case, any transaction solely between and among the Corporation and/or its wholly-owned Subsidiaries shall not be considered a Sale Transaction hereunder.

“Securities” means any equity securities of the Corporation, including any Preferred Stock, Common Stock, debt securities exercisable or exchangeable for, or convertible into equity securities of the Corporation, or any option, warrant or other right to acquire any such equity securities or debt securities of the Corporation.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated pursuant thereto.

“SLD Trust” means the Susan Lieberman Dell Separate Property Trust.

“SLP” means Silver Lake Management Company III, L.L.C., Silver Lake Management Company IV, L.L.C. and their respective affiliated management companies and investment vehicles.

“SLP III” means Silver Lake Partners III, L.P., a Delaware limited partnership.

“SLP Invested Amount” means an amount equal to the aggregate investment by the Initial SLP Stockholders (without duplication) on and after October 29, 2013 (including, without limitation, the Initial SLP Stockholders’ Investment and in connection with the Merger) in the equity securities of the Corporation and its Subsidiaries. For purposes of determining the SLP Invested Amount all payments made by the SLP Stockholders for which they are subsequently reimbursed or indemnified and for which they do not or

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Compensation of Executive Officers	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

did not purchase or acquire equity securities of the Corporation or its Subsidiaries shall be disregarded and shall not be considered payments made or investments in respect of the Initial SLP Stockholders’ investment in the Corporation and its Subsidiaries or their respective equity securities.

“SLP Stockholders” means, collectively, (a) SLP III, SLTI III, Silver Lake Partners IV, L.P., a Delaware limited partnership, Silver Lake Technology Investors IV, L.P., a Delaware limited partnership, and SLP Denali Co-Invest, L.P., a Delaware limited partnership, together with (b)(i) their respective Permitted Transferees that acquire Common Stock and (ii)(x) any Person or group of Affiliated Persons to whom the SLP Stockholders and their respective Permitted Transferees have transferred, at substantially the same time, an aggregate number of shares of ~~DHI~~ Common Stock greater than 50% of the outstanding shares of ~~DHI~~ Common Stock owned by the SLP Stockholders immediately following the closing of the Merger (as adjusted for any stock split, stock dividend, reverse stock split or similar event occurring after the closing of the Merger) and (y) any Permitted Transferees of such Persons specified in clause (x).

“SLTI III” means Silver Lake Technology Investors III, L.P., a Delaware limited partnership.

“Specified Subsidiaries” means any of (i) Intermediate, (ii) Dell, (iii) ~~Denali Finance, (iv)~~ Dell International (until such time as the MD Stockholders and the SLP Stockholders otherwise agree), (~~v~~iv) EMC, (~~vi~~v) any successors and assigns of any of Intermediate, Dell, ~~Denali Finance,~~ Dell International (until such time as the MD Stockholders and the SLP Stockholders otherwise agree) and EMC, (~~vii~~vi) any other borrowers under the senior secured indebtedness and/or issuer of the debt securities, in each case, incurred or issued to finance the Merger and the transactions contemplated thereby and by the related transactions entered into in connection therewith and (~~vii~~ivii) each intermediate entity or Subsidiary between the Corporation and any of the foregoing.

“Sponsor Stockholders” means, collectively, the MD Stockholders, the MSD Partners Stockholders and the SLP Stockholders.

“Stock Plan” means each of (i) the Dell 2012 Long-Term Incentive Plan, Dell 2002 Long-Term Incentive Plan, Dell 1998 Broad-Based Stock Option Plan, Dell 1994 Incentive Plan, Quest Software, Inc. 2008 Stock Incentive Plan, Quest Software, Inc. 2001 Stock Incentive Plan, Quest Software, Inc. 1999 Stock Incentive Plan, V-Kernel Corporation 2007 Equity Incentive Plan, and Force10 Networks, Inc. 2007 Equity Incentive Plan and (ii) such other equity incentive plans adopted, approved or entered into by the Corporation or its Subsidiaries pursuant to which the Corporation or its Subsidiaries have granted or issued Awards, including the Dell Technologies Inc. Amended and Restated 2013 Stock Incentive Plan.

“Subsidiary” means, with respect to any Person, any entity of which (i) a majority of the total voting power of shares of stock or equivalent ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, trustees or other members of the applicable governing body thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if no such governing body exists at such entity, a majority of the total voting power of shares of stock or equivalent ownership interests of the entity is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing member or general partner of such limited liability company, partnership, association or other business entity. ~~Notwithstanding the foregoing, VMware and its subsidiaries shall not be considered Subsidiaries of the Corporation and its Subsidiaries for so long as VMware is not a direct or indirect wholly-owned subsidiary of the Corporation.~~

~~“Tax Event” means receipt by the Corporation of an opinion in writing of its tax counsel to the effect that, as a result of (i) (a) any amendment or change to the Internal Revenue Code of 1986, as amended, or any other federal income tax statute, (b) any amendment or change to the Treasury Regulations (including the issuance or promulgation of temporary regulations), (c) any administrative pronouncement or other ruling or guidance (including guidance from the Internal Revenue Service or the U.S. Department of Treasury) published in the Internal Revenue Bulletin that applies, advances or articulates a new or different interpretation or analysis of federal income tax law or (d) any decision in regards to U.S. federal tax law of a U.S. federal court that has not been reversed by a higher federal court that applies, advances or articulates a new or different interpretation or analysis of federal income tax law, or (ii) a proposed amendment, modification, addition or change in or to the provisions of, or in the interpretation of, U.S. federal income tax law or regulations contained in legislation proposed by Congress or administrative notice or pronouncement published in the Internal Revenue Bulletin, it is more likely than not that (A) the Class V Common Stock is not, or at any time in the future will not be, treated solely as common stock of the Corporation and such treatment would subject the Corporation or its Subsidiaries to the imposition of material tax or other material adverse tax consequences or (B) the issuance or existence of any Class V Common Stock would subject the Corporation or its Subsidiaries to the imposition of material tax or other material adverse tax consequences.~~

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Compensation of Executive Officers	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

~~For purposes of rendering such opinion, tax counsel shall assume that any legislative or administrative proposals will be adopted or enacted as proposed.~~

~~“Trading Day” means each day on which the relevant share or security is traded on the New York Stock Exchange or the Nasdaq Stock Market.~~

“Transfer” or “transfer” means, with respect to any Security, the direct or indirect offer, sale, exchange, pledge, hypothecation, mortgage, gift, transfer or other disposition or distribution of such Security by the holder thereof or by its representative, and whether voluntary or involuntary or by operation of law including by merger or otherwise (or the entry into any agreement with respect to any of the foregoing); provided, ~~however,~~ that no (i) conversion of Class A Common Stock and/or Class B Common Stock into Class C Common Stock pursuant to Section 5.2, (ii) conversion of Class D Common Stock into Class C Common Stock pursuant to Section 5.2 nor (iii) redemption of any share of Preferred Stock shall, in each case, constitute a Transfer.

~~“VMware” means VMware, Inc., a Delaware corporation.~~

~~“VMware Notes” means each of (A) the $680,000,000 Promissory Note due May 1, 2018, issued by VMware in favor of EMC, (B) the $550,000,000 Promissory Note, due May 1, 2020, issued by VMware in favor of EMC and (C) the $270,000,000 Promissory Note due December 1, 2022, issued by VMware in favor of EMC.~~

[Remainder of Page Intentionally Left Blank]

Dell Technologies    /    2022 Proxy Statement    /    B-32

Compensation of Executive Officers	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B	Annex C

IN WITNESS WHEREOF, Dell Technologies Inc. has caused this Sixth Amended and Restated Certificate of Incorporation to be executed by its duly authorized officer on this      day of             , 20    .

DELL TECHNOLOGIES INC.

By:
Name:
Title:

Dell Technologies    /    2022 Proxy Statement    /    B-33

Annex C

Reconciliation of Non-GAAP Financial Measures

(in billions)

Fiscal Year Ended January 28, 2022
Net revenue	$101.2
Non-GAAP adjustments:
Impact of purchase accounting (a)	0.0

Non-GAAP net revenue	$101.2

Operating income	$4.7
Non-GAAP adjustments:
Amortization of intangibles	1.6
Impact of purchase accounting (a)	0.1
Transaction-related expenses (b)	0.3
Stock-based compensation expense	0.8
Other corporate expenses (c)	0.3

Non-GAAP operating income	$7.8

Net income from continuing operations	$4.9
Non-GAAP adjustments:
Amortization of intangibles	1.6
Impact of purchase accounting (a)	0.1
Transaction-related income (b)	(2.1)
Stock-based compensation expense	0.8
Other corporate expenses (c)	0.3
Fair value adjustments on equity investments	(0.6)
Aggregate adjustment for income taxes	(0.1)

Non-GAAP net income	$4.9

(a)	Impact of purchase accounting includes non-cash purchase accounting adjustments that are primarily related to the EMC merger transaction.

(b)	Transaction-related (income) expenses consist of acquisition, integration, and divestiture related costs.

(c)	Other corporate expenses consist of impairment charges, severance, facility action, incentive charges related to equity investments, and other costs.

Dell Technologies    /    2022 Proxy Statement    /    C-1

May 2022

Dear stockholders, customers, partners, and friends,

Over the past 2 years, we have seen technology become even more important, more essential. The pandemic put an exclamation point on the importance of digital technology for everyone. PCs have kept us all connected and productive working from anywhere. Behind the incredible end-user experience, we are taking the next leap forward with a multi-cloud ecosystem that encompasses the edge, where AI processes and moves data across 5G networks in highly automated environments. Along with our customers and partners, we have helped accelerate digital transformation faster than anyone could have predicted, and in the process, we brought our company to a new powerful and relevant position with our customers and the world at large.

During a year in which we all faced broader economic and industry challenges, I am incredibly proud of the Dell Technologies team for delivering on what we can control, including our culture, innovation, and execution of our strategy for long-term value creation.

The result is that Fiscal 2022 was the best year yet in Dell history.

•  Record revenue of $101.2 billion

•  Record cash flow from operations of $7.1 billion

•  Record diluted earnings per share of $6.26

We also unlocked additional significant shareholder value through the spinoff of our equity ownership of VMware and the simplification of our capital structure. We de-leveraged our balance sheet and returned to an investment grade credit rating, and announced a share buyback, as well as a quarterly dividend.

As we look ahead to Fiscal 2023, our opportunity continues to grow. We can help drive more progress and enable more positive change than ever before. With our people, our reach and our technology, Dell Technologies is creating meaningful and lasting impact. We have set ambitious 2030 goals focused on advancing sustainability, cultivating inclusion, transforming lives, and upholding ethics and privacy. There’s much work to be done, but as we apply our spirit of innovation and purpose-driven culture to the challenge, I’m confident in our success.

I am thankful for the trust of our customers, investors, team members and communities, and I am excited for the data-driven future we are building together – a future full of incredible possibilities and progress.

Michael S. Dell

Chairman of the Board and Chief Executive Officer

SCAN TO VIEW MATERIALS & SUBMIT w DELL TECHNOLOGIES INC. ONE DELL WAY YOUR PROXY ROUND ROCK, TX 78682 SUBMIT YOUR PROXY BY INTERNET Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to submit your proxy and for electronic delivery of information up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Sunday, June 26, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to submit your proxy. Alternatively, you may submit your proxy by scanning the QR code provided above or the QR code provided on page 1 of the proxy statement with your mobile device (you will need your 16-digit control number). SUBMIT YOUR PROXY BY PHONE—1-800-690-6903 Use any touch-tone telephone to submit your proxy up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Sunday, June 26, 2022. Have your proxy card in hand when you call and then follow the instructions. SUBMIT YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ATTEND THE MEETING AND VOTE BY INTERNET Go to www.virtualshareholdermeeting.com/DELL2022 You may attend the Meeting on Monday, June 27, 2022, at 9:30 a.m. Central Time via the Internet at www.virtualshareholdermeeting.com/DELL2022 and vote at the Meeting using the 16-digit control number provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D74091-Z82271 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY DELL TECHNOLOGIES INC. For All Withhold All Except For All To withhold authority to vote for any individual The Board of Directors recommends that you vote FOR each nominee(s), mark “For All Except” and write the of the Group I nominees listed under Proposal 1: number(s) of the nominee(s) on the line below. 1. Election of Group I Directors ! ! ! Nominees: 01) Michael S. Dell 05) William D. Green 02) David W. Dorman 06) Simon Patterson 03) Egon Durban 07) Lynn Vojvodich Radakovich 04) David Grain The Board of Directors recommends that you vote FOR Proposals 2, 3 and 4: For Against Abstain 2. Ratification of the appointment of PricewaterhouseCoopers LLP as Dell Technologies Inc.’s independent registered public accounting firm for fiscal year ending ! ! ! February 3, 2023 3. Approval, on an advisory basis, of the compensation of Dell Technologies Inc.’s named executive officers as disclosed in the proxy statement ! ! ! 4. Adoption of Sixth Amended and Restated Certificate of Incorporation of Dell Technologies Inc. as disclosed in the proxy statement ! ! ! NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. NOTE: Please sign as name appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, or in any other representative capacity, please give full title as such. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

D74092-Z82271 CLASS A COMMON STOCK PROXY Dell Technologies Inc. Annual Meeting of Stockholders June 27, 2022, 9:30 a.m. Central Time To be held at www.virtualshareholdermeeting.com/DELL2022 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELL TECHNOLOGIES INC. The undersigned hereby appoints Richard J. Rothberg, Christopher A. Garcia and James Williamson, and each of them, with power to act without the other and with power of substitution and resubstitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side of this form, all the shares of Dell Technologies Inc. Class A Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on June 27, 2022 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.    THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL GROUP I NOMINEES UNDER PROPOSAL 1, FOR PROPOSALS 2, 3 AND 4, AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. (Continued and to be marked, dated and signed, on the reverse side)

SCAN TO VIEW MATERIALS & SUBMIT w DELL TECHNOLOGIES INC. ONE DELL WAY YOUR PROXY ROUND ROCK, TX 78682 SUBMIT YOUR PROXY BY INTERNET Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to submit your proxy and for electronic delivery of information up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Sunday, June 26, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to submit your proxy. Alternatively, you may submit your proxy by scanning the QR code provided above or the QR code provided on page 1 of the proxy statement with your mobile device (you will need your 16-digit control number). SUBMIT YOUR PROXY BY PHONE—1-800-690-6903 Use any touch-tone telephone to submit your proxy up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Sunday, June 26, 2022. Have your proxy card in hand when you call and then follow the instructions. SUBMIT YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ATTEND THE MEETING AND VOTE BY INTERNET Go to www.virtualshareholdermeeting.com/DELL2022 You may attend the Meeting on Monday, June 27, 2022, at 9:30 a.m. Central Time via the Internet at www.virtualshareholdermeeting.com/DELL2022 and vote at the Meeting using the 16-digit control number provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D74093-Z82271 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY DELL TECHNOLOGIES INC. For All Withhold All Except For All To withhold authority to vote for any individual The Board of Directors recommends that you vote FOR each nominee(s), mark “For All Except” and write the of the Group I nominees listed under Proposal 1: number(s) of the nominee(s) on the line below. 1. Election of Group I Directors ! ! ! Nominees: 01) Michael S. Dell 05) William D. Green 02) David W. Dorman 06) Simon Patterson 03) Egon Durban 07) Lynn Vojvodich Radakovich 04) David Grain The Board of Directors recommends that you vote FOR Proposals 2, 3 and 4: For Against Abstain 2. Ratification of the appointment of PricewaterhouseCoopers LLP as Dell Technologies Inc.’s independent registered public accounting firm for fiscal year ending ! ! ! February 3, 2023 3. Approval, on an advisory basis, of the compensation of Dell Technologies Inc.’s named executive officers as disclosed in the proxy statement ! ! ! 4. Adoption of Sixth Amended and Restated Certificate of Incorporation of Dell Technologies Inc. as disclosed in the proxy statement ! ! ! NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. NOTE: Please sign as name appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, or in any other representative capacity, please give full title as such. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K are available at www.proxyvote.com. D74094-Z82271 CLASS B COMMON STOCK PROXY Dell Technologies Inc. Annual Meeting of Stockholders June 27, 2022, 9:30 a.m. Central Time To be held at www.virtualshareholdermeeting.com/DELL2022 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELL TECHNOLOGIES INC. The undersigned hereby appoints Richard J. Rothberg, Christopher A. Garcia and James Williamson, and each of them, with power to act without the other and with power of substitution and resubstitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side of this form, all the shares of Dell Technologies Inc. Class B Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on June 27, 2022 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.    THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL GROUP I NOMINEES UNDER PROPOSAL 1, FOR PROPOSALS 2, 3 AND 4, AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. (Continued and to be marked, dated and signed, on the reverse side)

SCAN TO VIEW MATERIALS & SUBMIT w DELL TECHNOLOGIES INC. ONE DELL WAY YOUR PROXY ROUND ROCK, TX 78682 SUBMIT YOUR PROXY BY INTERNET Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to submit your proxy and for electronic delivery of information up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Sunday, June 26, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to submit your proxy. Alternatively, you may submit your proxy by scanning the QR code provided above or the QR code provided on page 1 of the proxy statement with your mobile device (you will need your 16-digit control number). SUBMIT YOUR PROXY BY PHONE—1-800-690-6903 Use any touch-tone telephone to submit your proxy up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Sunday, June 26, 2022. Have your proxy card in hand when you call and then follow the instructions. SUBMIT YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ATTEND THE MEETING AND VOTE BY INTERNET Go to www.virtualshareholdermeeting.com/DELL2022 You may attend the Meeting on Monday, June 27, 2022, at 9:30 a.m. Central Time via the Internet at www.virtualshareholdermeeting.com/DELL2022 and vote at the Meeting using the 16-digit control number provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D74095-P72354 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY DELL TECHNOLOGIES INC. For All Withhold All Except For All To withhold authority to vote for any individual The Board of Directors recommends that you vote FOR each nominee(s), mark “For All Except” and write the of the Group I nominees and the Group IV nominee listed number(s) of the nominee(s) on the line below. under Proposal 1: ! ! ! 1. Election of Group I Directors Nominees: 01) Michael S. Dell 05) William D. Green 02) David W. Dorman 06) Simon Patterson 03) Egon Durban 07) Lynn Vojvodich Radakovich 04) David Grain Election of Group IV Director Nominee: 08) Ellen J. Kullman The Board of Directors recommends that you vote FOR Proposals 2, 3 and 4: For Against Abstain 2. Ratification of the appointment of PricewaterhouseCoopers LLP as Dell Technologies Inc.’s independent registered public accounting firm for fiscal year ending ! ! ! February 3, 2023 3. Approval, on an advisory basis, of the compensation of Dell Technologies Inc.’s named executive officers as disclosed in the proxy statement ! ! ! 4. Adoption of Sixth Amended and Restated Certificate of Incorporation of Dell Technologies Inc. as disclosed in the proxy statement ! ! ! NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. NOTE: Please sign as name appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, or in any other representative capacity, please give full title as such. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K are available at www.proxyvote.com. D74096-P72354 CLASS C COMMON STOCK PROXY Dell Technologies Inc. Annual Meeting of Stockholders June 27, 2022, 9:30 a.m. Central Time To be held at www.virtualshareholdermeeting.com/DELL2022 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELL TECHNOLOGIES INC. The undersigned hereby appoints Richard J. Rothberg, Christopher A. Garcia and James Williamson, and each of them, with power to act without the other and with power of substitution and resubstitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side of this form, all the shares of Dell Technologies Inc. Class C Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on June 27, 2022 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.    THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL GROUP I NOMINEES AND THE GROUP IV NOMINEE UNDER PROPOSAL 1, FOR PROPOSALS 2, 3 AND 4, AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. (Continued and to be marked, dated and signed, on the reverse side)